                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Southern Union Company
_______________________________________________________________________________
                (Name of  Registrant as Specified In Its Charter)

                             Southern Union Company
________________________________________________________________________________

                   (Name of  Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[ ] 500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     ___________________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________

     3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     ___________________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

     ___________________________________________________________________________

     Set forth the amount on which the filing fee is calculated and state how it was determined.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                             SOUTHERN UNION COMPANY
                         504 LAVACA STREET, EIGHTH FLOOR
                               AUSTIN, TEXAS 78701


                                April ____, 1994


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Southern Union Company to be held at ________ p.m. (Central Daylight Savings
Time) on Wednesday, May ____, 1994 in the third floor board room of the Texas Commerce Bank Building, 700 Lavaca Street, Austin, Texas. We look forward to greeting personally those stockholders who are able to attend.

     The accompanying Notice of Meeting and Proxy Statement describe the matters to come before the meeting. SUCH MATTERS INCLUDE AMENDMENTS TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION AND BYLAWS THAT REQUIRE THE APPROVAL OF 80% OF THE OUTSTANDING SHARES OF COMMON STOCK. ACCORDINGLY, YOUR PRESENCE IN PERSON OR BY PROXY IS EXTREMELY IMPORTANT.

     Whether or not you plan to attend the meeting on May _______, 1994 please mark, sign and date the enclosed proxy and return it in the envelope provided (which requires no postage if mailed in the United States). Your prompt cooperation will be appreciated.

     On behalf of the Board of Directors,

                                           Sincerely,


                                      GEORGE L. LINDEMANN
                                   CHAIRMAN OF THE BOARD AND
                                    CHIEF EXECUTIVE OFFICER

                             SOUTHERN UNION COMPANY
                         504 LAVACA STREET, EIGHTH FLOOR
                               AUSTIN, TEXAS 78701

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MAY _____, 1994

To the Holders of Common Stock of
SOUTHERN UNION COMPANY:

     NOTICE IS HEREBY GIVEN that the 1994 Annual Meeting of Stockholders (the "Meeting") of Southern Union Company, a Delaware corporation (the "Company"), will be held in the third floor board room of the Texas Commerce Bank Building, 700 Lavaca Street, Austin, Texas, on Wednesday, May _____,1994 at ______ p.m. (Central Daylight Savings Time), for the purpose of considering and acting upon:
(i) the election of three persons to serve as the Class I directors until the 1997 Annual Meeting of Stockholders or until their successors are duly elected and qualified; (ii) the approval of the proposal to increase the maximum size of the Board to thirteen directors; (iii) the approval of the proposal to amend the Restated Certificate of Incorporation and Bylaws to eliminate Article Twelfth and other 80% supermajority voting provisions contained therein; (iv) the adoption of the Southern Union Supplemental Deferred Compensation Plan; (v) the adoption of the Southern Union Directors' Deferred Compensation Plan; and (vi) such other business as may properly come before the Meeting or any adjournment or postponement thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     The Board of Directors has fixed [March 31, 1994], as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Only holders of record of the Company's common stock, par value $1.00 per share ("Common Stock"), at the close of business on the Record Date are entitled to vote on all matters coming before the Meeting or any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Meeting will be maintained in the Company's offices at 504 Lavaca Street, Eighth Floor, Austin, Texas 78701, for ten days prior to the Meeting.

     Your vote is important. Whether or not you plan to attend the Meeting in person, please mark, execute, date and return the enclosed proxy in the envelope provided (which requires no postage if mailed within the United States).
Should you attend the Meeting in person you may, if you wish, withdraw your proxy and vote your shares in person.

                       By Order of the Board of Directors,


                                DENNIS K. MORGAN
                                    SECRETARY
Austin, Texas
April     , 1994

                             SOUTHERN UNION COMPANY
                         504 LAVACA STREET, EIGHTH FLOOR
                               AUSTIN, TEXAS 78701
                              ____________________

                                 PROXY STATEMENT
                              ____________________

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MAY      , 1994

     The accompanying proxy, first mailed to stockholders together with the Notice of Annual Meeting and this Proxy Statement on or about April _____, 1994, is solicited by Southern Union Company (the "Company") in connection with the Annual Meeting of Stockholders (the "Meeting") to be held on May ______,1994. The proxy may be revoked by a stockholder at any time prior to its exercise by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Company or by attending the Meeting and voting in person.

     All properly executed, unrevoked proxies received before the Meeting will be voted in accordance with the directions of the stockholders. When no direction has been given by a stockholder returning a proxy, the proxy will be voted FOR ALL NOMINEES named in this proxy statement for election as directors and FOR all other proposals presented in this proxy statement. Proxies should NOT be sent by stockholders to the Company but to Continental Stock Transfer & Trust Company, the Company's Registrar and Transfer Agent, at 2 Broadway, 19th floor, New York, New York 10004.


                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF

     [March 31, 1994], has been set as the record date (the "Record Date") for determination of stockholders entitled to notice of and to vote at the Meeting. Holders of the Company's common stock, $1.00 par value (the "Common Stock"), at the close of business on the Record Date will be entitled to one vote per share on all proper business brought before the Meeting. With respect to the election of directors, holders of Common Stock have cumulative voting rights, which entitle each stockholder to that number of votes which equals the number of shares held multiplied by the number of directors to be elected. The Bylaws of the Company provide that any stockholder who intends to so cumulate votes must give written notice to the Secretary of the Company no later than ten (10) days after the date on which notice of the Meeting was first sent to stockholders.

     On the Record Date, there were outstanding and entitled to vote _________ shares of Common Stock. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting will constitute a quorum.

     The following table shows as of the Record Date, unless otherwise indicated, the number of all shares of the Company's Common Stock beneficially held by each director, by each executive officer named in the management compensation tables (see "Management Compensation"), by each person known by the Company to beneficially own 5% or more of the Company's outstanding Common Stock, and by all directors and executive officers as a group. Except as otherwise indicated, each owner has sole voting and investment power over his shares.


                                         NUMBER OF
NAME OF BENEFICIAL OWNER                SHARES HELD        PERCENT OF CLASS
- ------------------------                -----------        ----------------
George L. Lindemann                     1,468,462(1)           13.50%

Adam M. Lindemann                         913,860(2)            8.40%

George Lindemann, Jr.                     913,860(2)            8.40%
   11802 Wimbledon Circle
   Wellington, Florida 33414

Sloan N. Lindemann                        913,860(2)            8.40%
   800 Fifth Avenue
   New York, New York 10022

John E. Brennan                           134,485(3)            1.24%

Frank W. Denius                             8,137(4)              *

Aaron I. Fleischman                       132,903(5)            1.22%

Peter H. Kelley                            65,310(6)              *

Roger J. Pearson                            8,137(7)              *

George Rountree, III                       17,220(8)              *

Dan K. Wassong                              6,372                 *

Eugene N. Dubay                            37,145(9)              *

Ronald J. Endres                           38,084(10)             *



Dennis K. Morgan                            2,292(11)             *

Lee M. Bass                               575,437(12)(13)       5.28%
   201 Main Street
   Fort Worth, Texas 76102

Sid R. Bass Management Trust(14)          575,437(12)(15)       5.28%
   201 Main Street
   Fort Worth, Texas 76102

Snyder Capital Management, Inc.           606,261(16)           5.57%
   350 California Street
   Suite 1460
   San Francisco, California 94104

All Directors and Executive Officers
   as a group (17 in group)             2,838,843(17)          26.53%

_______________

(1) Of these shares: 607,990 are owned by Mr. Lindemann; 804,972 shares are owned by his wife, Dr. F.B. Lindemann; and, 55,500 shares represent shares of Common Stock Mr. Lindemann is entitled to purchase upon the exercise of presently exercisable stock options pursuant to the Company's 1982 Stock Option Plan and the 1992 Long Term Stock Incentive Plan (the "1992 Plan"). Such number excludes: shares owned by each of Mr. and Mrs. Lindemann's three children for which they disclaim beneficial ownership (see Adam M., George, Jr. and Sloan N. Lindemann elsewhere in the table); and, options to acquire shares of Common Stock that are not exercisable within sixty days of the date hereof. See "Management Compensation - Stock Options". A total of 1,367,392 shares held by Mr. and Mrs. Lindemann and their three children have been pledged to Activated Communications Limited Partnership ("Activated"). Activated, which is owned and managed by, or for the benefit of, the Lindemanns provided the funds used to purchase these shares.

(2) This information, including the numbers of shares set forth in the table, was obtained from and is reported herein in reliance upon a Schedule 13D (as amended through January 11, 1994) filed by Adam M. Lindemann, Dr. F.B. Lindemann, George L. Lindemann, George Lindemann, Jr. and Sloan N. Lindemann. Except as described in Note (1), each member of the Lindemann family disclaims beneficial ownership of any shares owned by any other member of the Lindemann family. Accordingly, except as described in Note
     (1), the numbers of shares set forth in the table reflect only such individual's direct ownership.

(3) Of these shares, 1,674 shares are owned by his wife, 74,520 are held in two separate trusts for the benefit of members of his family and 37,500 represent shares that Mr. Brennan is entitled to purchase upon the exercise of presently exercisable stock options granted to him pursuant to the Company's 1982 Stock Option Plan and the 1992 Plan. Such number excludes options to acquire shares of Common Stock that are not exercisable within sixty days of the date hereof. See "Management Compensation - Stock Options."

(4) Includes approximately 153 shares allocated to Mr. Denius pursuant to the Directors' Deferred Compensation Plan.

(5) Includes: 37,500 shares that Fleischman and Walsh, in which Mr. Fleischman is the Senior Partner, is entitled to purchase upon exercise of a warrant; approximately 286 vested shares allocated to Mr. Fleischman pursuant to the Directors' Deferred Compensation Plan; and 37,438 shares owned by the Fleischman and Walsh 401(k) Profit Sharing Plan ("F&W Plan") of which Mr. Fleischman is a trustee and a beneficiary. Mr. Fleischman disclaims beneficial ownership of those shares held by the F&W Plan in which he does not have a pecuniary interest.




(6) Includes 37,000 shares that Mr. Kelley is entitled to purchase upon the exercise of presently exercisable stock options granted pursuant to the Company's 1982 Stock Option Plan and the 1992 Plan. Such number excludes options to acquire shares of Common Stock that are not exercisable within sixty days of the date hereof. See "Management Compensation - Stock Options." Such number also includes: approximately 2,143 vested shares held by the Southern Union Savings (401(k)) Plan; 152 vested shares held by the Southern Union Stock Purchase Plan; and 121 vested shares held by the Southern Union Supplemental Savings Plan.

(7)  Includes 6,417 shares owned jointly by Mr. Pearson and his father.

(8) Includes: 517 shares owned by his wife; and approximately 286 vested shares allocated to Mr. Rountree pursuant to the Directors' Deferred Compensation Plan.

(9) Includes 36,000 shares Mr. Dubay is entitled to purchase upon the exercise of presently exercisable stock options pursuant to the Company's 1982 Stock Option Plan and the 1992 Plan. Such number excludes options to acquire shares of Common Stock that are not exercisable within sixty days of the date hereof. See "Management Compensation - Stock Options." Such number also includes: approximately 522 vested shares held by the Southern Union Savings (401(k)) Plan; and 623 vested shares held by the Southern Union Supplemental Deferred Compensation Plan.

(10) Includes 36,000 shares Mr. Endres is entitled to purchase upon the exercise of presently exercisable stock options pursuant to the Company's 1982 Stock Option Plan and the 1992 Plan. Such number excludes options to acquire shares of Common Stock that are not exercisable within sixty days of the date hereof. See "Management Compensation - Stock Options." Such number also includes: approximately 1,461 vested shares held by the Southern Union Savings (401(k)) Plan; and 623 vested shares held by the Southern Union Supplemental Deferred Compensation Plan.

(11) Includes 1,500 shares Mr. Morgan is entitled to purchase upon the exercise of presently exercisable stock options pursuant to the Company's 1992 Plan. Such number excludes options to acquire shares of Common Stock that are not exercisable within sixty days of the date hereof. See "Management Compensation - Stock Options." Such number also includes: approximately 603 vested shares held by the Southern Union Savings (401(k)) Plan; and approximately 189 vested shares held by the Southern Union Supplemental Deferred Compensation Plan.

(12) Does not include 49,500 (representing less than 1% of the Common Stock outstanding) owned by BEPCO International, Inc., which is owned in equal parts by Lee M. Bass, Sid R. Bass and two other persons. Neither Lee M. Bass nor Sid R. Bass is a director or officer of BEPCO International, Inc. This information, the information set forth in note (14) and the number of shares owned by Lee M. Bass and Sid R. Bass Management Trust set forth in the table, were obtained from and are reported herein in reliance upon a
     Schedule 13D filed by Sid R. Bass, Lee M. Bass, Sid R. Bass Management Trust and BEPCO International, Inc.

(13) Does not include shares reported to be held by Sid R. Bass Management Trust. See notes (12), (14) and (15).

(14) Sid R. Bass Management Trust is a Revocable Trust under Texas law for which Sid R. Bass, Lee M. Bass and one other person are trustees.

(15) Does not include shares reported to be held by Lee M. Bass. See Notes (12) and (13).

(16) This information was obtained from and is reported herein in reliance upon a Schedule 13G dated February 10, 1994 filed by Snyder Capital Management, Inc.

(17) Excludes options granted pursuant to the Company's 1982 Stock Option Plan and the 1992 Plan to acquire shares of Common Stock that are not presently exercisable or do not become exercisable within sixty days of the date hereof. Includes approximately 8,968 vested shares held by certain benefit and deferred savings plans for which certain executive officers and directors may be deemed beneficial owners, but excludes 233 shares which have not vested under the terms of such plans.

*    Indicates less than one percent (1%).


                              ELECTION OF DIRECTORS

     The Board of Directors of the Company is divided into three classes, each of which serves a staggered three-year term of office. The terms of office of the Class I directors expire at this Annual Meeting of Stockholders. The Class II directors will serve until the 1995 Annual Meeting of Stockholders, and the Class III directors will serve until the 1996 Annual Meeting of Stockholders. John E. Brennan, Frank W. Denius and Roger J. Pearson (the "Nominees") are the Class I directors standing for election to a three-year term of office expiring at the 1997 Annual Meeting of Stockholders or when their successors are duly elected and qualified.

     The Company is informed that each of the Nominees is willing, if elected, to continue to serve as a director; however, if any of them should decline or become unable to serve as a director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment of the person or persons voting the proxy. If cumulative voting is in effect at the Meeting, unless authority is withheld, the persons named in the enclosed proxy will allocate the votes represented by such proxy in the manner they deem proper in their best judgment.

     Pursuant to the Company's Bylaws, any stockholder entitled to vote at a meeting called for the election of directors may nominate candidates for election as directors if written notice is delivered to the Company's Secretary at least 45 days before an annual meeting or no later than ten days after the date of the notice of a special meeting. Accordingly, no stockholder may make additional nominations at the Annual Meeting. The notice must include certain information about the nominating stockholder and the nominees. Certain persons are also disqualified from serving as directors. A copy of the relevant Bylaw provisions may be obtained from the Company's Secretary. As of the date hereof, no stockholder has nominated any person to serve as a director of the Company.

     Information as to the directors of the Company (including the Nominees) as of March 31, 1994 is provided below:

NOMINEES

CLASS I - TERM EXPIRES IN 1997

     JOHN E. BRENNAN has been Vice Chairman of the Board of the Company since February 1990. Mr. Brennan devotes only a small part of his business time to the business of the Company. Prior to April 1992, Mr. Brennan had been President and Chief Operating Officer of Metro Mobile CTS, Inc. ("Metro Mobile"). Age: 47.

     FRANK W. DENIUS has been a director of the Company since 1976 and previously served as a director of the Company from 1955 to 1975. Since February 1990, Mr. Denius has been Chairman Emeritus of the Company. Mr. Denius was Chairman of the Board and President of the Company from 1986 until February 1990 and Chief Executive Officer from 1985 until February 1990. Since February 1990, Mr. Denius has been engaged in the private practice of law in Austin, Texas. Mr. Denius is also a director of Telecom Corp. Age: 69.

     ROGER J. PEARSON is an attorney in private practice in Stamford, Connecticut where he is of counsel in the firm of Weber, Neville & Shaver. Mr. Pearson was First-Selectman (Mayor) of Greenwich, Connecticut from 1983 to 1985. Mr. Pearson has been a Director of the Company since January 1992. Age: 48.

DIRECTORS CONTINUING IN OFFICE
Class II - Term expires in 1995

     AARON I. FLEISCHMAN is Senior Partner of Fleischman and Walsh, a Washington, D.C. law firm specializing in regulatory, corporate-securities and litigation matters for telecommunications and regulated utility companies. Mr. Fleischman is also a director of Citizens Utilities Company. Age: 55.

     ADAM M. LINDEMANN has been primarily engaged in private investments since April 1992. Prior to April 1992, he had been Vice President - Corporate Development of Metro Mobile and President of Vision Energy Resources, Inc., a wholly owned subsidiary of Metro Mobile primarily engaged in the distribution of
propane.   Director Lindemann is the son of George L. Lindemann, Chairman of the
Board and Chief Executive Officer of the Company.  Age: 32.

     GEORGE ROUNTREE, III is an attorney in private practice in Wilmington, North Carolina, where he has been a senior partner in the firm of Rountree & Seagle since its formation in 1977. Age: 60.

CLASS III - NEW TERM EXPIRES IN 1996

     GEORGE L. LINDEMANN has been Chairman of the Board and Chief Executive Officer of the Company since February 1990. He has been Chairman of the Executive Committee of the Company's Board of Directors since March 1990. Mr. Lindemann does not devote his full business time to the business of the Company. He was Chairman of the Board and Chief Executive Officer of Metro Mobile from its formation in 1983 until April 1992. He has been President and a director of Cellular Dynamics, Inc., the managing general partner of Activated Communications Limited Partnership, since May 1982. Age: 58.

     PETER H. KELLEY has been President and Chief Operating Officer of the Company since February 1990, President and Chief Operating Officer of Southern Union Gas Company ("Southern Union Gas"), a division of the Company, since October 1990 and President of Missouri Gas Energy ("MGE") since December 1993. Prior to joining the Company, he was Vice President of Operations from February 1988 until February 1990, Vice President of Sales from December 1986 until February 1988 and Director of Sales and Service from May 1986 until December 1986 of Metro Mobile. Age: 47.

     DAN K. WASSONG has been the President, Chief Executive Officer and a director of Del Laboratories, Inc., a manufacturer of cosmetics, toiletries and pharmaceuticals, for more than the past five years. Age: 63.

     With the exception of Messrs. Denius and Pearson as described above, each of the above-named directors and Nominees first became a director of the Company on February 6, 1990.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The Executive Officers of the Company are elected annually by and serve at the pleasure of the Board for one year or until their successors are elected and qualified. The following Executive Officers of the Company are not directors.

     EUGENE N. DUBAY was named Executive Vice President and Chief Operating Officer of MGE in December 1993, and prior to that served as Senior Vice President - Mergers and Acquisitions, Chief Information Officer and Assistant Secretary of the Company since March 1990. Previously, Mr. Dubay held other positions with the Company, primarily of a financial nature, from October 1981 to January 1989. After leaving the Company in January 1989, from February 1989 through August 1989 he was an advisor to the audit department of Atlantic Richfield Company. Mr. Dubay rejoined the Company in August 1989 as Vice President - Internal Audit, which position he held until March 1990. He was the Secretary of the Company from February 1990 until August 1990. Age: 45.

     RONALD J. ENDRES has been Senior Vice President - Finance and Administration, and Chief Financial Officer since October 1990. He has been the Chief Financial Officer since October 1989 and a Senior Vice President since April 1987. Previously, Mr. Endres held other financial and operating positions with the Company from June 1969 to October 1990. Mr. Endres was President of Southern Union Gas from January 1986 until October 1990. Age: 49.

     DAVID J. KVAPIL has been Vice President - Controller since July 1993 and Controller since August 1992. Prior to joining the Company, Mr. Kvapil was a Senior Audit Manager with Coopers & Lybrand. Age: 39.

     DENNIS K. MORGAN has been Vice President - Legal and the Secretary of the Company since April 1991 and a Vice President of the Company since January 1991. From January 1990 until January 1991, he was Vice President and General Attorney of Southern Union Exploration Company ("SX"), a former subsidiary of the Company, and from June 1981 until January 1990, he held various other legal positions with SX. Age: 46.

     DONALD A. SCOVIL became Senior Vice President - Planning in October 1990. He was previously Vice President - Controller of Southern Union Gas from 1984 until October 1990. Previously, Mr. Scovil held other financial positions with the Company from November 1978 to 1984. Age: 44.

                             COMMITTEES AND MEETINGS
                            OF THE BOARD OF DIRECTORS

     The Board of Directors has an Executive Committee, composed of Messrs. G. Lindemann (Chairman), Brennan and Kelley. During the intervals between meetings of the Board of Directors, this committee has the authority to, and may exercise all of the powers of, the Board of Directors in the management of the business, property and affairs of the Company as respects all matters which are not by statute or by the Company's Restated Certificate of Incorporation, as amended, or its Bylaws required to be acted upon by the Board of Directors. This committee must exercise such authority in such manner as it deems to be in the best interests of the Company and consistent with any specific directions of the Board of Directors.

     The Board of Directors has an Audit Committee, currently composed of Messrs. Pearson (Chairman) and Rountree. The Audit Committee met three times during fiscal year 1993. This committee has the duties of recommending to the Board of Directors the appointment of independent auditors, reviewing their charges for services, reviewing the scope and results of the audits performed, reviewing the adequacy and operation of the Company's internal audit department, and performing such other duties or functions with respect to the Company's accounting, financial and operating controls as deemed appropriate by it or the Board of Directors.

     The Board of Directors has a Long-Term Stock Incentive Plan Committee currently composed of Messrs. Denius (Chairman) and Fleischman. This committee has authority to make all decisions regarding: (i) the granting of awards under the 1992 Long-Term Plan; (ii) eligibility of employees to receive awards; and
(iii) interpretation of the 1992 Long-Term Plan. The Plan Committee consists of no fewer than two directors, neither of whom have received any awards during the prior year, nor are currently eligible to receive any awards.

     The Board of Directors held three meetings and acted by unanimous written consent on seven occasions during fiscal year 1993. Except for Mr. Adam Lindemann who was unable to attend one meeting of the Board of Directors, all directors attended all of the meetings of the Board and committees on which they served that were held in 1993 while they were directors and a member of any such committee. Compensation for each director is $20,000 per year, payable in quarterly installments, except for: Mr. G. Lindemann (who receives $110,000 per year as Chairman of the Board and Chief Executive Officer of the Company and Chairman of the Executive Committee); Mr. Brennan (who receives $50,000 per year as Vice Chairman of the Board of the Company and a member of the Executive Committee); Mr. Kelley (who receives no compensation as a director in addition to his compensation as a full-time officer and employee of the Company and its subsidiaries); and the chairman and each other member of the Audit Committee of the Company's Board of Directors, who receive $30,000 and $25,000 per year, respectively. Members of the Board of Directors also are reimbursed for travel expenses incurred to attend meetings of the Board of Directors and its committees.

                             MANAGEMENT COMPENSATION

     The table below sets forth all compensation paid and awarded by the Company and its subsidiaries for services rendered in the year ended December 31, 1993 to the Chief Executive Officer of the Company and each of the four most highly compensated executive officers other than the Chief Executive Officer.


                                                                                              Securities
                                                                                              Underlying             All Other
Name and Principal Position                   Year        Salary            Bonus           Options/SARs (1)      Compensation (2)
- ---------------------------                   ----        ------            -----           ----------------      ----------------
George L. Lindemann
    Chairman of the Board and                 1993       $110,024               --                   --                      --
    Chief Executive Officer                   1992        108,086          $    55               64,500(5)                   --
                                              1991         99,142               40                   --                      --

Peter H. Kelley
    President and Chief                       1993        261,520               70                   --                 $ 3,865(4)
    Operating Officer                         1992        244,861           13,805               37,500(5)                2,182(4)
                                              1991        217,724           15,880                   --                      --

Eugene N. Dubay
    Executive Vice President and              1993        163,248            9,568                   --                   4,636(4)
    Chief Operating Officer -                 1992        145,787            4,401               22,500(5)                1,309(4)
    Missouri Gas Energy                       1991        128,257           45,727                   --                      --

Ronald J. Endres
    Senior Vice President -                   1993        177,732            1,920                   --                   4,805(4)
    Finance and Administration                1992        167,028           27,265               22,500(5)                2,182(4)
    and Chief Financial Officer               1991        151,069            7,057                   --                      --

Dennis K. Morgan
    Vice President - Legal                    1993        105,303            1,043                   --                   3,873(4)
    and Secretary                             1992        102,915            3,170                7,500(5)                1,589(4)
                                              1991         88,350           15,150                   --                      --

____________

(1)  No Stock Appreciation Rights were granted in 1991, 1992 or 1993.

(2)  Disclosure of All Other Compensation is not required for 1991.

(3) Includes 18,000 non-qualified stock options granted to Mr. Lindemann in exchange for the cancellation of 18,000 incentive stock options. Such non-qualified stock options have the same exercise price as the incentive stock options being canceled.

(4) Company matching provided through the Southern Union Savings (401(k)) Plan and the Supplemental Deferred Compensation Plan ("Supplemental Plan"). The Board approved the adoption of the Supplemental Plan on June 1, 1993 and it is subject to Shareholder approval at the 1994 Annual Meeting of Stockholders.

(5) Securities underlying stock options have been adjusted to reflect the 50% stock dividend payable March 9, 1994 to shareholders of record on February 23, 1994.


RETIREMENT BENEFITS

     The following table reflects the combined benefits available for the retirement plan and non-qualified plan.


                             PENSION PLAN TABLE
                              Years of Service
                   -------------------------------------------
  Remuneration        15       20       25       30       35
  ------------        --       --       --       --       --
     125,000        40,784   54,378   54,378   54,924   64,078
     150,000        50,159   66,878   66,878   66,924   78,078
     175,000        59,534   79,378   79,378   79,378   92,078
     200,000        68,909   91,878   91,878   91,878  105,233
     225,000        78,284  104,378  104,378  104,378  105,233
     250,000        87,659  105,233  105,233  105,233  105,233
     300,000       105,233  105,233  105,233  105,233  105,233
     400,000       105,233  105,233  105,233  105,233  105,233
     450,000       105,233  105,233  105,233  105,233  105,233
     500,000       105,233  105,233  105,233  105,233  105,233


     The Company has a Retirement Income Plan (the "Retirement Plan") for all employees with benefits based upon average annual basic earnings for the five highest consecutive years in the applicable period. Basic earnings, as defined by the Retirement Plan, was redefined in December of 1989 to include W-2 earnings minus certain defined exclusions. Effective December 31, 1989, the plan formula was modified to conform with the requirements of the Tax Reform Act of 1986, as amended, and the plan no longer integrates with Social Security. In order to retain the previous benefit levels for selected highly compensated employees, a separate Non-Qualified Plan was established.

     As of December 31, 1993, Messrs. Lindemann, Kelley, Dubay, Endres and Morgan were credited with 3, 3, 12, 24 and 12 years of service, respectively. Benefits are computed on the basis of a lifetime annuity with a ten year certain payment period commencing at age 65. With respect to the nonqualified plan benefits, certain offsets are included in the formula for estimated Social Security benefits. Those offsets have been reflected in the amounts presented in the table. Beginning in 1994, the maximum compensation considered in the Qualified Plan will be $150,000 rather than the $235,840 limit applicable to 1993.

     The following table provides information regarding the exercise of stock options by each of the named executive officers and the value of unexercised "in-the-money" options as of December 31, 1993.


                                                         Number of Securities Underlying        Value of In-The-Money Options
                                                         Unexercised Options at Fiscal             at December 31, 1993
                                                       Year-End Exercisable/Unexercisable       Exercisable/Unexercisable(2)
                          Shares Acquired   Value      ----------------------------------    ---------------------------------
       Name                 on Exercise    Realized     Exercisable        Unexercisable      Exercisable       Unexercisable
- ------------------------  ---------------  --------     -----------        -------------      -----------       -------------
George L. Lindemann             *             *          29,000(1)           46,000(1)          $358,500           $541,500

Peter H. Kelley                 *             *          29,000(1)           46,000(1)           388,500            574,000

Eugene N. Dubay                 *             *          24,000(1)           26,000(1)           330,750            325,500

Ronald J. Endres                *             *          24,000(1)           26,000(1)           330,750            325,500

Dennis K. Morgan                *             *           1,000(1)            4,000(1)            10,500             42,000


_____________

 * No options were exercised during the year ended December 31, 1993 by the named executive officer.

(1) The securities underlying unexercised options have not been adjusted to reflect the 50% stock dividend payable March 9, 1994 to shareholders of record on February 23, 1994.

(2) Based on a closing price on December 31, 1993 of $26.50 per share as reported by the American Stock Exchange.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board of Directors of the Company does not have a separate compensation committee. Except with respect to the Southern Union 1992 Long Term Stock Incentive Plan which is administered by the Long Term Stock Incentive Plan Committee, all decisions regarding management compensation are made by the full Board of Directors of the Company. Directors John Brennan, George Lindemann and Peter Kelley who are also executive officers of the Company, participated in deliberations of the Board of Directors concerning management compensation.

     Director Fleischman, a member of the Long Term Stock Incentive Plan Committee, is Senior Partner of Fleischman and Walsh, which provides legal services to the Company and certain of its subsidiaries. In 1993, the total value of legal services provided by Fleischman and Walsh to the Company was $1,109,685. Moreover, on February 10, 1994 the Company granted to Fleischman and Walsh a warrant to purchase up to 25,000 Shares of Common Stock, $1 par value per share, at an exercise price of $34.50. The warrant shall expire on February 10, 2004.

                          BOARD OF DIRECTORS REPORT ON
                             EXECUTIVE COMPENSATION

     Since 1992, the Board of Directors have more closely aligned the total compensation of the executive officers with the profitability of the Company. Merit increases to the base salaries for the officer group have been moderate in comparison to industry standards. The Southern Union 1992 Long Term Stock Incentive Plan was introduced in order to focus the attention of management on the long-term improvement of stockholder value.

     The 1993 short-term incentive plan was aligned with the officer's and manager's compensation to directly reflect the desired short-term marketing and profitability goals of the Company. By balancing the use of short- and long-term incentive and adequate base salary, the Board of Directors believes it will be able to adequately recruit the talent needed to manage the Company, retain the talents of the current management and align the successes of the Company and management.

     The factors and criteria utilized by the Board of Directors included the assessment of comparable information from other utilities and similarly-sized operations. The Long Term Stock Incentive Plan Committee reviewed all aspects of compensation provided to the executive officers prior to determining the proper levels of award to be given to each executive.

     The Chairman of the Board and Chief Executive Officer, and President and Chief Operating Officer were not included in the short-term incentive plan for 1993. The Senior Vice President - Mergers and Acquisitions and Chief Information Officer; Senior Vice President - Finance and Administration, and Chief Financial Officer; and Vice President - Legal and Secretary had the ability to obtain short-term incentive awards for 1993.

     In 1993, contingent on shareholder approval, the Board of Directors established the Southern Union Supplemental Deferred Compensation Plan and the Directors Deferred Compensation Plan. The intent of the Supplemental Deferred Compensation Plan is to allow officers and selected highly compensated employees a method of long-term saving which parallels the Company's 401(k) Plan. The full extent of contributions to the 401(k) Savings Plan is unavailable to highly compensated employees due to restrictions on contribution limits resulting from discrimination testing. The Directors Deferred Compensation Plan allows a deferral of income with a Company stock match which mirrors the matching provisions provided by the Company's 401(k) Savings Plan.

     In determining the compensation structure for the Chief Executive Officer consideration was given to the fact that Mr. Lindemann does not devote his full business time to the business of the Company. Accordingly, the Board of Directors concentrated the bulk of Mr. Lindemann's compensation on long-term incentives which are directly attributable to increasing stockholder value.

     By:  The Board of Directors

          GEORGE L. LINDEMANN, CHAIRMAN          JOHN E. BRENNAN, VICE  CHAIRMAN
          FRANK W. DENIUS, CHAIRMAN EMERITUS     PETER H. KELLEY
          AARON I. FLEISCHMAN                    ROGER J. PEARSON
          ADAM M. LINDEMANN                      GEORGE ROUNTREE, III
                                                 DAN K. WASSONG

COMPANY PERFORMANCE CHART

     The following graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock during the five years ended December 31, 1993 with the cumulative total return on the S&P 500 Index and an index of peer companies developed by the American Gas Association ("AGA"). The comparison assumes $100 was invested on December 31, 1988 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.


                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                  (SOUTHERN UNION, AGA PEER GROUP AND S&P 500)

                              Southern       AGA            S&P
                              Union          Peer Group     Index
                              --------       ----------     -----
               1988           $100.00        $100.00        $100.00
               1989           $164.83        $131.91        $131.59
               1990           $ 85.40        $101.41        $127.49
               1991           $ 97.20        $121.18        $166.17
               1992           $ 94.06        $119.34        $178.81
               1993           $168.03        $116.18        $196.75


     The AGA peer group index is comprised of member companies classified by Edward D. Jones and Co. as gas distribution companies. Each component company was included in the index in proportion to its market capitalization as determined on the last trading day of the calendar year in each of the years from 1988 to 1993.

                    PROPOSAL TO INCREASE THE MAXIMUM SIZE OF
                  THE BOARD OF DIRECTORS TO THIRTEEN DIRECTORS

     The Board has [unanimously] approved and recommends that the stockholders of the Company approve an amendment to the Company's Restated Certificate of Incorporation (the "Certificate") and Bylaws to increase the maximum size of the Board of Directors to thirteen (13) persons. APPROVAL OF THIS PROPOSAL BY THE HOLDERS OF 80% OF THE COMMON STOCK OUTSTANDING IS REQUIRED FOR PASSAGE.

     The proposal would amend the second paragraph of Article Fourth of the Certificate and Article II, Section 2, of the Bylaws. A copy of the Certificate and certain provisions of the Bylaws as now in effect is attached as Appendix A. A copy of the Certificate as proposed to be amended and restated and certain provisions of the Bylaws as proposed to be amended is attached as Appendix B.

     The Certificate and Bylaws presently authorize a Board of Directors of not less than five (5) nor more than nine (9) persons divided into three classes (which shall at all times be as nearly equal in number as possible). The exact number of directors within these limits is to be determined from time to time by resolutions adopted by the Board. The proposed amendment would continue to provide for the determination of the exact size of the Board within the new limits and the terms of directors currently in office would not change.

     This amendment would give the Board the flexibility of adding four new members and permit increased diversity, depth of experience and expertise in the Board membership. As a result of recent acquisitions which have more than doubled the size of the Company and the number of customers which it serves, the Board believes that an increase in the size of the Board is particularly appropriate at this time.

     If the amendment is approved, the Board intends to appoint [names] to fill the resulting vacancies for the terms indicated [biographies to come].

     The Board and management have no other purposes than those described in creating the additional directorships. The Board and management of the Company have no knowledge of and do not anticipate any attempt to acquire control of the Company, nor do they believe that the proposed increase in the size of the Board would have a material effect in discouraging or preventing any such effort.

     THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL TO INCREASE THE MAXIMUM SIZE OF THE BOARD TO THIRTEEN DIRECTORS.

                                PROPOSAL TO AMEND
                    THE RESTATED CERTIFICATE OF INCORPORATION
                                 AND THE BYLAWS


     The Board has [unanimously] approved and recommends that the stockholders of the Company approve an amendment to the Certificate and Bylaws to (i) eliminate Article Twelfth from the Certificate and to eliminate references thereto in other sections of the Certificate and the Company's Bylaws and (ii) to eliminate the 80% supermajority voting provisions contained in the Certificate and the Bylaws. APPROVAL OF THIS PROPOSAL BY THE HOLDERS OF 80% OF THE COMMON STOCK OUTSTANDING IS REQUIRED FOR PASSAGE.

     A copy of the Certificate and the relevant provisions of the Bylaws as now in effect is attached as Appendix A. A copy of the Certificate and the relevant provisions of the Bylaws as proposed to be amended is attached as Appendix B.

GENERAL DESCRIPTION

     The proposed amendment would eliminate Article Twelfth of the Certificate in its entirety. Article Twelfth requires that certain Business Combinations, which includes certain transactions with Interested Stockholders, be approved by a majority of the Disinterested Directors. If such approval is not received, then any such transaction must be approved by at least 80% of the outstanding shares of all classes of voting stock (hereinafter, Common Stock, which is the only voting stock presently authorized or outstanding) even if no shareholder vote, or only a simple majority of outstanding shares or of those shareholders voting, might otherwise be legally required.

     It is important to understand that many of the terms defined in Article Twelfth differ from similar concepts established under the Delaware General Corporation Law (the "DGCL"). Article Twelfth provides the following specific definitions:

               An "Interested Stockholder" is any person or group (other than the Company or a subsidiary) who is the beneficial owner of more than 10% of the voting power of the voting stock. The term "beneficial owner" includes persons directly and indirectly owning or having the right to acquire or vote any shares of voting stock and groups of such persons having agreements, arrangements or understandings for the purpose of acquiring, holding, voting or disposing of any shares of voting stock.

               A "Business Combination" includes the following transactions:
     (a) a merger or consolidation of the Company or any subsidiary with an Interested Stockholder or any other corporation (whether or not it is itself an Interested Stockholder) that is, or after such merger or consolidation would be, an "Affiliate" (as defined in Article Twelfth) of such Interested Stockholder; (b) the sale or other disposition by the Company or a subsidiary of assets having an aggregate "Fair Market Value" (as defined in Article Twelfth) of $25,000,000 or more if an Interested Stockholder or any such Affiliate of an Interested Stockholder is a party to the transaction; (c) the issuance or transfer (in one or a series of transactions) of any securities of the Company or of a subsidiary to an Interested Stockholder or any Affiliate of an Interested Stockholder in exchange for cash or property (including stock or other securities) having an aggregate fair market value of $25,000,000 or more; (d) the adoption of any plan or proposal for the liquidation or dissolution of the Company proposed by or on behalf of an Interested Stockholder or any Affiliate of an Interested Stockholder; or (e) any reclassification of securities, recapitalization, merger with a subsidiary, or other transaction that has the effect, directly or indirectly, of increasing the proportionate share of the outstanding stock of any class of the Company or a subsidiary owned by an Interested Stockholder or any Affiliate of an Interested Stockholder.

               A "Disinterested Director" is any member of the Board who is not affiliated with an Interested Stockholder and was a director of the Company prior to the time the Interested Stockholder became an Interested Stock-holder, and any successor to such Disinterested Director who is not affiliated with an Interested Stockholder and was recommended by a majority of the Disinterested Directors when on the Board.

     The proposed amendment would also eliminate provisions in the Certificate and the Bylaws that require the approval by holders of 80% of the outstanding shares of Common Stock to amend, alter, repeal or adopt any provision of the Certificate or the Bylaws that is inconsistent with the provisions (the "supermajority provisions") of: (i) the second through fifth paragraphs of Article Eighth of the Certificate and Article II, Sections 2 and 3 of the Bylaws, which govern the election, removal, number and term of directorships;
(ii) Article Eleventh of the Certificate and Article I, Section 2 of the Bylaws, which govern the calling of annual and special meetings of stockholders and requires that all actions required or permitted to be taken by stockholders of the Company be done at an annual or special meeting of stockholders and not pursuant to a written consent in writing; (iii) Article Twelfth of the Certificate, which is described above; and (iv) Article Thirteenth of the Certificate and Article X, Section 8 of the Bylaws, which govern amendments to the Certificate and Bylaws. If the supermajority requirements were eliminated, changes to the Certificate and the size of the Board beyond what is currently permitted by Article Eighth of the Certificate could be effected by the affirmative vote of the holders of a majority of the voting stock, and changes to the Bylaws could be effected by the affirmative vote of a majority of either the outstanding shares of Common Stock or the members of the Board. The proposed amendment would also have the effect of eliminating the requirement in Article Eighth of the Certificate that holders of 80% of the outstanding shares of Common Stock approve the removal of a director.

HISTORICAL BACKGROUND

     Article Twelfth and the supermajority provisions are intended to make it more difficult for a takeover to occur without the approval of the Board. Article Twelfth and the supermajority voting provisions of the Certificate and the Bylaws were adopted by the Company's stockholders in 1984 at a time when hostile takeover attempts of companies were prevalent. In 1990, SU Acquisition, Inc. merged into the Company (the "Merger"). The Merger resulted in new shareholders, a new board of directors and new senior management, including George L. Lindemann becoming the Chairman of the Board and Chief Executive Officer of the Company, and he and members of his family becoming Interested Stockholders. In connection with the Merger, the pre-Merger Board of the Company terminated the then-existing stock purchase rights (poison pill) plan.

     Frank W. Denius was the only director of the Company prior to the Merger that remained a director following the Merger. Accordingly, Director Denius is the only director who now meets, or can ever meet, the Article

Twelfth definition of Disinterested Director. If Mr. Denius should cease to be a director without first approving his successor or if he were ever unavailable to act as a Disinterested Director, the Company would be unable to enter into any transaction that would constitute a Business Combination without first obtaining the approval of the holders of 80% of the outstanding shares of Common Stock. The costs to the Company of such a shareholder vote would include actual expenses for a meeting, the substantial time required to obtain such a vote and the adverse effect the uncertainty of obtaining such approval might have on the underlying transaction. For example, without Mr. Denius' approval, the Company would not have been able, without a prior 80% stockholder vote of approval, to enter into a Standby Purchase Agreement with Chairman Lindemann and members of his family in connection with the Company's Common Stock subscription rights offering in December 1993. The Lindemanns' role as standby purchasers assured the successful sale of $50 million in Common Stock pursuant to the subscription rights offering. Without the Standby Purchase Agreement, the Company likely would have obtained an investment banking firm to serve as an underwriter, thus incurring underwriting fees and discounts. Such additional expense would have reduced the net proceeds to the Company, which would have required the sale of additional shares for the Company to achieve the desired net proceeds.

REASONS FOR THE PROPOSAL

     The Board believes that the provisions of Article Twelfth and the supermajority provisions contained in the Certificate and Bylaws are no longer meaningful, but have become unnecessary and potentially cumbersome. The Board believes that elimination of Article Twelfth and the supermajority provisions would provide greater flexibility in connection with the management of the Company and transactions of the type subject to Article Twelfth and the supermajority provisions, and that this flexibility would be beneficial to the Company and its stockholders.

     The Board believes that Article Twelfth is unnecessary because the Company is subject to other safeguards that assure the fairness of transactions involving interested directors or stockholders. Section 144 of the DGCL requires that transactions with related parties, including Interested Stockholders, either be: (i) approved by a majority of the disinterested directors, as determined pursuant to the DGCL; (ii) approved by the holders of a majority of the Common Stock entitled to vote thereon; or (iii) fair to the Company as of the time such transactions were approved by the Board or the holders of the Common Stock. It is the policy of the Company, and the terms of the Company's outstanding senior notes and existing revolving credit facility require, that any transaction with related parties (including Interested Stockholders) be on terms no less favorable to the Company than could be obtained in an arms-length transaction with unrelated parties. In approving any such transaction, decisions by Board members are subject to the fiduciary duty requirements of the DGCL and related case law.

     Under the DGCL, approval of mergers, consolidations and similar extraordinary sale transactions that are included in Business Combinations that are subject to Article Twelfth generally would require the vote of the holders of a majority of the outstanding shares of capital stock of the Company. Other transactions currently covered by Article Twelfth may not require any stockholder vote under the DGCL. In addition, Section 203 of the DGCL, which became effective in 1987, restricts the ability of stockholders who beneficially own 15% or more of the outstanding shares of the Company and have not held such shares for at least three years from engaging in certain business combination transactions involving the Company. Section 203 would not apply to Chairman Lindemann or members of his family, since they have been the holders of more than 15% of the outstanding Common Stock for more than three years.

     The Board believes that the supermajority provisions are no longer meaningful or necessary due to the current ownership structure of the Company, and may actually hinder the Company's ability to raise capital or enter into business combinations the Board believes are in the best interest of the Company. Furthermore, the Board believes that the types of transactions subject to Article Twelfth and the supermajority provisions should not be blocked by holders of a small minority of 20% of the Common Stock outstanding.

     As a gas utility, the Company also is subject to various federal, state and local laws and regulations which may require the Company or a potential acquiror to obtain certain approvals from federal, state or local regulatory authorities for certain extraordinary events such as an acquisition of the Company. Such approvals might be required from the Missouri Public Service Commission, local franchise authorities in the Company's Texas service areas, the Texas Railroad Commission the Federal Energy Regulatory Commission and the Securities and Exchange Commission.

EFFECTS OF ADOPTION OF THE PROPOSAL

     The elimination of Article Twelfth would permit the Company and any Interested Stockholder to engage in transactions of the type restricted by Article Twelfth with (i) approval of a majority of the Company's outstanding Common Stock, as permitted by Sections 251 and 252 of the DGCL, or (ii) in the case of certain issuances of securities to an Interested Stockholder, with the approval of a majority of the disinterested directors as determined in accordance with Section 144 of the DGCL. Elimination of Article Twelfth would have the effect of rendering less difficult the accomplishment of business combinations, changes in control of the Company, unsolicited tender offers or mergers, and the assumption of control by the holder of a large block of shares if a simple majority of the outstanding capital stock is in favor of such a transaction.

     The elimination of the supermajority provisions would make it easier for current management to effect changes to the Certificate and Bylaws which they favor, but would make it more difficult for the current management to preclude such changes they opposed or to retain control if a hostile takeover was attempted. However, it is unlikely that a hostile takeover attempt or other shareholder initiatives would be successful unless supported by the Lindemann family. Members of the Lindemann family, if they vote together as a block, presently are able to vote approximately [39.5%] of the Common Stock outstanding. The elimination of Article Twelfth and supermajority voting would make it easier for the Lindemann family to obtain approval of a Business Combination or other extraordinary items that they support, but could also make it more difficult for them, or anyone else, to block or veto a Business Combination or other extraordinary items that they oppose. Accordingly, the Board believes there is no need to retain such supermajority voting provisions.

     The Board recommends a vote FOR approval of the proposal to delete Article Twelfth of the Certificate and to eliminate the supermajority voting provisions contained in the Certificate and Bylaws.

                     PROPOSAL TO APPROVE THE ADOPTION OF THE
                     SUPPLEMENTAL DEFERRED COMPENSATION PLAN


     As of June 1, 1993, the Board approved the adoption of the Southern Union Company Supplemental Deferred Compensation Plan (the "Supplemental Plan"). The Supplemental Plan is designed to provide employee benefits similar to the benefits such employee would have received under the Southern Union 401(k) Savings Plan if not for the existence of certain limitations that are set forth in the Internal Revenue Code of 1986, as amended (the "Code"), relating to "highly compensated employees," as defined in the Code. Under the Supplemental Plan, an eligible employee may, through payroll deductions, defer up to 5% of his or her annual compensation (salary and bonus) (the "Employee Contributions"). In addition, the Supplemental Plan requires the Company to make a 50% matching contribution up to a maximum of 2% of the participant's annual compensation. Such Employee Contributions, together with the Company's matching contribution, are invested by the Supplemental Plan's trustee in shares of Common Stock.

     A participant is at all times 100% vested with respect to the amount of his or her Employee Contributions and to the income, gains and losses with respect to such contributions. The Company's matching contributions and any income, gains and losses with respect to such matching contributions vest at a rate of 20% per year beginning with the date that the participant has completed two years of service with the Company. A participant is fully vested with respect to such amounts upon either completing six (6) years of service with the Company or if the participant dies while employed by the Company. Employee Contributions and the Company's matching contributions that are vested may not be withdrawn by a participant until (i) thirty (30) days after such time the participant is no longer an employee of the Company or (ii) with the permission of the Long-Term Stock Incentive Plan Committee in the event of an unforeseeable emergency arising from events beyond the control of the participant which results in severe financial hardship.

     The Supplemental Plan is operated under procedures set forth in the plan, and is administered by the Board's Long-Term Stock Incentive Plan Committee. The Board may terminate, suspend or amend the Supplemental Plan; provided that, certain material amendments must be submitted for stockholder approval to the extent necessary for the Supplemental Plan to satisfy the requirements of the exemption from the short-swing profit rules under Section 16(b) of the Securities Exchange Act of 1934, as amended.

     The foregoing description is qualified in its entirety by the text of the Supplemental Plan. A copy of the Supplemental Plan is available without charge upon written request to the Secretary of the Company.

         SOUTHERN UNION COMPANY SUPPLEMENTAL DEFERRED COMPENSATION PLAN

     The following table sets forth the dollar value of all Company matching
contributions as of December 31, 1993   and the number of shares contributed by
the Company as matching contributions for the year ended December 31, 1993.



- -------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------
            NAME AND POSITION              DOLLAR VALUE ($)    NUMBER OF SHARES
- -------------------------------------------------------------------------------------
 George L. Lindemann
   Chairman of the Board and Chief                 0                  0
   Executive Officer
- -------------------------------------------------------------------------------------
 Peter H. Kelley
   President and Chief Operating                 1,477                50
 Officer
- -------------------------------------------------------------------------------------
 Ronald J. Endres
   Senior Vice President - Finance and           1,030                35
   Administration, and Chief Financial
   Officer
- -------------------------------------------------------------------------------------
 Eugene N. Dubay
   Executive Vice President and                  2,024                69
   Chief Operating Officer -
   Missouri Gas Energy
- -------------------------------------------------------------------------------------
 Dennis K. Morgan
   Vice President - Legal and Secretary          1,231                42
- -------------------------------------------------------------------------------------
 All Executive Officers                          6,758               231
- -------------------------------------------------------------------------------------
 All Directors Who Are Not Executive              0**                0**
   Officers
- -------------------------------------------------------------------------------------
 All Employees Who Are Not Executive            10,061               343
   Officers
- -------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------

     _____________
     * The number of shares have not been adjusted to reflect the 50% stock dividend payable March 9, 1994 to shareholders of record on February 23, 1994.

     **   Only employees of the Company are eligible to participate.

     The affirmative votes of a majority of the votes cast at the Meeting in person or by proxy will be required to approve the Supplemental Plan.

     The Board of Directors recommends that stockholders vote FOR the adoption of the Southern Union Supplemental Deferred Compensation Plan.


                     PROPOSAL TO APPROVE THE ADOPTION OF THE
                      DIRECTORS' DEFERRED COMPENSATION PLAN


     As of June 1, 1993, the Board approved the adoption of the Southern Union Company Directors' Deferred Compensation Plan (the "Directors' Deferral Plan"). The Directors' Deferral Plan is designed to attract and retain well-qualified individuals to serve as outside directors and to enhance the identity of their interests and the interests of stockholders. Participation in the Directors' Deferral Plan is optional and is subject to an irrevocable election to meet the requirements under Section 16(b) of the Securities Exchange Act of 1934, as amended.

     Under the Directors' Deferral Plan, each director who is not also an employee of the Company may choose to defer all or any percentage of his or her director's fees and invest such deferred amount in Common Stock, provided that an appropriate irrevocable written election to defer is made at least six months prior to the beginning of the year to which such deferral applies. For the six-month period beginning July 1, 1993, such irrevocable written election was required to be made by June 30, 1993. In addition, the Directors' Deferral Plan requires the Company to make a matching contribution of 50% of the first 7% of the participant's total director's fees, to the extent deferred.

     A participating director is 100% vested with respect to the amount of director's fees that he elects to defer and any related income, gains and losses. The Company's matching contributions do not vest until the participating director either has completed five (5) years of service as a
director or dies while serving as a director.   Deferred amounts may not be
withdrawn by a participant until (i) thirty (30) days after such time as the director either retires or ceases to be a director of the Company or (ii) with the permission of the Board in the event of an unforeseeable emergency arising from events beyond the control of the participant which results in severe financial hardship.

     The Directors' Deferral Plan operates under procedures set forth in the plan. No discretion regarding administration of the Directors' Deferral Plan is vested in the Board or any officer or director of the Company. The Board may terminate, suspend or amend the Directors' Deferral Plan; provided that, certain material amendments must be submitted for stockholder approval to the extent necessary for the Directors' Deferral Plan to satisfy the requirements of the exemption from the short-swing profit rules under Section 16(b) of the Securities Exchange Act of 1934, as amended.

     The foregoing description of the Directors' Deferral Plan is qualified in its entirety by the text of the Directors' Deferral Plan. A copy of the Directors' Deferral Plan is available without charge upon written request to the Secretary of the Company.

          SOUTHERN UNION COMPANY DIRECTORS' DEFERRED COMPENSATION PLAN

The following table sets forth the dollar value and the number of shares contributed by the Company as matching contributions for the year ended December 31, 1993.


- -----------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------
         NAME AND POSITION                        DOLLAR VALUE ($)     NUMBER OF SHARES

- -----------------------------------------------------------------------------------------
 George L. Lindemann
   Chairman of the Board and Chief                          0*                0*
   Executive Officer
- -----------------------------------------------------------------------------------------
 Peter H. Kelley                                            0*                0*
   President and Chief Operating Officer
- -----------------------------------------------------------------------------------------
 Ronald J. Endres
   Senior Vice President - Finance and                      0*                0*
   Administration, and Chief Financial
   Officer
- -----------------------------------------------------------------------------------------
 Eugene N. Dubay
   Executive Vice President and                             0*                0*
   Chief Operating Officer -
   Missouri Gas Energy
- -----------------------------------------------------------------------------------------
 Dennis K. Morgan
   Vice President - Legal and Secretary                     0*                0*
- -----------------------------------------------------------------------------------------
 All Executive Officers                                     0*                0*
- -----------------------------------------------------------------------------------------
 All Directors Who Are Not Executive                      1,062               20
   Officers
- -----------------------------------------------------------------------------------------
 All Employees Who Are Not Executive                        0*                0*
   Officers
- -----------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------

       ___________
     * Only Directors who are not also employees of the Company are eligible to participate. Directors Brennan, G. Lindemann and Kelley are considered to be Executive Officers of the Company.

     ** The number of shares have not been adjusted to reflect the 50% stock dividend payable March 9, 1994 to shareholders of record on February 23, 1994.

     The affirmative votes of a majority of the votes cast at the Meeting in person or by proxy will be required to approve the Directors' Deferred Compensation Plan.

     The Board of Directors recommends that stockholders vote FOR the adoption of the Southern Union Directors' Deferred Compensation Plan.

                              CERTAIN RELATIONSHIPS

     On April 1, 1992, the Company approved an advance (which was made on April 13, 1992) of $375,980 to Peter H. Kelley, President, Chief Operating Officer and a Director of the Company, to enable him to repay certain funds borrowed by him from Metro Mobile in connection with his departure from Metro Mobile to become an executive officer of the Company. Such advance is evidenced by a note, payable on demand, bearing an annual percentage interest rate equal to the prime rate announced by Texas Commerce Bank National Association on the date the advance was made, plus one-half percent (1/2%). As of December 31, 1993, Mr. Kelley's outstanding principal and accrued but unpaid interest balance was $355,428. This loan is being repaid on schedule.

     On October 4, 1993, the Company's Board of Directors approved and ratified payments by the Company to Activated Communications, Inc. ("Activated") for use by the Company of Activated's office space in New York City. Activated is controlled and operated by Company Chairman George L. Lindemann and Vice Chairman John E. Brennan, who, along with Director Adam M. Lindemann, did not participate in such Board action. Monthly rental reimbursements commenced effective as of August 1992 for approximately half of Activated's base lease payments before certain adjustments. Actual reimbursements in 1993 were $187,688. There is no written agreement between the Company and Activated with respect to such reimbursement payments.

     Fleischman and Walsh, of which Director Fleischman is Senior Partner, provides legal services to the Company and certain of its subsidiaries. See "Management Compensation-Compensation Committee Interlocks and Insider Participation".

                              STOCKHOLDER PROPOSALS

     In order for any stockholder proposal to receive consideration for inclusion in the Company's Proxy Statement for its 1995 Annual Meeting of
Stockholders, such proposals must be received by December    , 1994, at the Com-
pany's offices at 504 Lavaca Street, Eighth Floor, Austin, Texas 78701,
Attention: Dennis K. Morgan, Secretary. The Company's Bylaws set forth certain other requirements with respect to new or other business proposed to be brought before the Meeting by a stockholder and with respect to any nomination by a stockholder for election as a Director of any person other than the Nominees selected by the Board of Directors.


                             INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand has served as the Certified Public Accountants of the Company for the Company's fiscal year ended December 31, 1993. Representatives of Coopers & Lybrand are expected to be present at the Meeting, and to be given an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions. The Audit Committee of the Board of Directors of the Company presently expects to recommend to the Board, and the Board is expected to approve, the selection of Coopers & Lybrand to serve as the Company's Certified Public Accountants for the fiscal year ending December 31, 1994.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any matter, other than the matter described above, to be presented for action at the Meeting. However, if any other proper items of business should come before the Meeting, it is the intention of the person or persons acting under the enclosed form of proxy to vote in accordance with their best judgment on such matters.

                                  MISCELLANEOUS

     The Company will pay the expenses of this proxy solicitation. In addition to solicitation by mail, some of the officers and regular employees of the Company may solicit proxies personally or by telephone, if deemed necessary. Should management of the Company deem it necessary, the Company may also retain
the services of                       ,to aid in the solicitation of proxies
                ---------------------
for which the Company will pay a fee not to exceed $                plus
                                                    ---------------
reimbursement for expenses. The Company will request brokers and other fiduciaries to forward proxy-soliciting material to the beneficial owners of shares which are held of record by them, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

     The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1993, which report includes financial statements and the Company's Annual Report on Form l0-K for the fiscal year ended December 31, 1993, as filed
with the Securities and Exchange Commission on March      , 1994, is being
                                                     ----
mailed along with this Notice of Annual Meeting and Proxy Statement to all holders of record of the Company's Common Stock as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary or an Assistant Secretary of the Company. Such Annual Report is not to be treated as part of the Proxy Solicitation materials or as having been incorporated herein by reference.


                                   By Order of the Board of Directors,





                                             DENNIS K. MORGAN
                                                 SECRETARY


     Austin, Texas
     April    , 1994

                                                                      APPENDIX A

                                                                [CONFORMED COPY]














                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                             SOUTHERN UNION COMPANY










                             SOUTHERN UNION COMPANY
                                  AUSTIN, TEXAS

                      RESTATED CERTIFICATE OF INCORPORATION


     SOUTHERN UNION COMPANY, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

     1. The name of the corporation is Southern Union Company and the name under which the corporation was originally incorporated is Southern Union Utilities Company.

          The date of filing its original Certificate of Incorporation with the Secretary of State was December 13, 1932.

     2. This Restated Certificate of Incorporation only restates and integrates and does not further amend the provisions of the Certificate of Incorporation of this corporation as heretofore amended or supplemented, and there is no discrepancy between those provisions and the provisions of this Restated Certificate of Incorporation.

     3. The text of the Certificate of Incorporation as amended or supplemented heretofore is hereby restated without further amendments or changes to read as herein set forth in full:

     FIRST:    The name of the corporation is Southern Union Company.

     SECOND:    The name of the county and the city, town or place within the county in which the principal office or place of business of the corporation is to be located in the State of Delaware and the street and number of such principal office or place of business is: 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its Resident Agent is The Corporation Trust Company, and the address by street and number of said Resident Agent is 1209 Orange Street, City of Wilmington, State of Delaware.

     THIRD:    The nature of the business of the corporation or objects or purposes to be transacted, promoted or carried on by it are:

        (a) To mine for, prospect for, drill for, produce, store, refine, buy or in any manner acquire, convert or manufacture into its several products, and to market, sell, transport, and distribute natural gas, manufactured gas, artificial gas and/or liquefied petroleum gas, and any mixture or combination of any such gases, and any derivatives or products or residual products or manufactured products of such gases or any of them; to mine for, prospect for, drill for, produce, buy or in any manner acquire, refine, convert or manufacture into its several products, and to sell, market, distribute and transport petroleum and its derivatives, products and by-products and to construct, lay, purchase or in any manner acquire, and to own, hold, maintain and operate, and to sell, exchange, lease, encumber or in any manner dispose of works, buildings, pipe lines, mains, distribution systems, machinery, appliances, apparatus, facilities, rights, privileges, franchises, ordinances and all such real and personal property as may be necessary, useful or convenient in the production, acquisition, sale, storage, combustion, refining, manufacturing, conversion, transportation and marketing of natural gas, manufactured gas, artificial gas, liquefied petroleum gas and petroleum, or any of them, and the derivatives, products or by-products thereof, however derived;

        (b) To acquire, by purchase or otherwise, construct, lease, let, own, hold, sell, convey, equip, maintain, operate and otherwise deal in and with pipe lines, cars, vessels, tanks, tramways, refineries, reduction plants, land and interests in land and any and all other properties, conveyances, appliances, and apparatus for storing, transporting, distributing, marketing, converting, manufacturing, distilling, refining, reducing, preparing, or otherwise dealing in and with petroleum, gas, gasoline, liquefied petroleum gases, asphaltum, and any and all other minerals, metals and ores, and the derivatives, products and by-products thereof, however derived;

        (c) To carry on the general business of an electric light, heat and power company in all of its branches and to generate, buy or in any manner acquire, accumulate, distribute, market and supply electric current, light, heat and power to cities, towns, streets, buildings and places, both public and private, and to any consumer of electric energy for any purpose, and to construct, lay down, establish, fix, and to carry on the business of electrical and mechanical engineers, suppliers of electricity for the purpose of light, heat and power or otherwise; to manufacture or deal in things required for or capable of being used in connection with the generation, distribution, accumulation, sale, improvement and/or consumption of electricity;

        (d) To carry on the business of telephone, telegraph and/or cable company, and to establish, work, control, regulate, manage, maintain and operate telephone lines and exchanges and to transmit and facilitate the transmission of telephone, telegraph and/or cable communications and messages; to construct, equip, maintain, operate, lease and sell telephone, telegraph and cable lines and systems and all kinds of works, machinery, apparatus, conveniences and things capable of being used in connection with any of these objects;

        (e) To purchase, lease, or otherwise acquire, build, construct, erect, hold, own, improve, enlarge, maintain, operate, control, supervise, and manage, and to sell, lease, or otherwise dispose of water and waterworks for the purpose of supplying municipalities, corporations, and individuals with water for public, corporate, business, irrigation, or domestic use; to construct, purchase, lease or otherwise acquire, maintain, and operate dams, reservoirs, settling basins, irrigation systems, pumping stations, water towers, buildings, plants, machinery, distribution systems, mains, pipes, conduits, aqueducts, meters, and all other necessary apparatus, appliances, rights, permits and property used or useful or convenient for use in the acquisition, distribution, measurement, and sale of water;

        (f) To manufacture ice and to buy, sell and generally deal in artificial and/or natural ice both at wholesale and retail, to purchase or otherwise acquire and to sell or otherwise dispose of and maintain and operate ice manufacturing plants of all kinds and descriptions; to carry on and conduct the business of storage, cold storage, warehousing, refrigeration, freezing and all business necessarily or impliedly incidental thereto;

        (g) To carry on the business of sewage disposal and to purchase, lease or otherwise acquire, build, construct, erect, hold, own, improve, enlarge, maintain, operate, control, supervise and manage sewers and sewage disposal plants and systems for the purpose of furnishing sewer and sewage disposal services to municipalities, corporations, and individuals; and to own and acquire all necessary apparatus, appliances, rights, permits and property used or useful or convenient for use in connection therewith;

        (h) To acquire, own, construct, erect, lay down, manage, maintain, operate, enlarge, alter, work and use all such lands and interests in land, buildings, easements, gas, electric and other works, machinery, plant, stock, pipes, lamps, meters, fittings, motors, apparatus, appliances, materials and things, and to supply all such materials, products and things as may be necessary, incident or convenient in connection with the production, use, storage, manufacture, combustion, conversion, regulation, purification, measurement, supply and distribution of any of the products of the corporation;

        (i) To carry on and conduct a general utility management, servicing, operating, engineering and contracting business; to appraise, value, design, build, construct, enlarge, develop, improve, extend and repair light, heat, power, transmission and hydraulic plants, electrical works, machinery and appliances, telegraph and telephone lines, dams, reservoirs, canals, bridges, piers, docks, mines, shafts, tunnels, wells, water works, street railways, interurban railways, railways and buildings;

        (j) To engage in and conduct any one or more or all of the businesses classed as public utilities, particularly including but not limited to the businesses of supplying any one or more of the following, for employment in any manner for which the same may be employed, to wit: power and energy, in the form of electric current, as well as in every other form; heating from steam, hot water or otherwise; natural gas, manufactured gas, artificial gas and/or liquefied petroleum gas, ice, water, sewer, sewage disposal, telephone, telegraph or cable service, cold storage and warehousing;

        (k) To obtain the grant of, purchase, lease, or otherwise acquire any concessions, rights, options, patents, privileges, lands and interests therein, rights of way, sites, properties, undertakings or businesses, or any right, option or contract in relation thereto, and to perform, carry out and fulfill the terms and conditions thereof, and to carry the same into effect and to develop, maintain, lease, sell, transfer, dispose of and otherwise deal in and with the same;

        (l) To subscribe for, or cause to be subscribed for, buy, own, hold, purchase, receive, or acquire, and to sell, negotiate, guarantee, assign, deal in, exchange, transfer, mortgage, pledge or otherwise dispose of, shares of the capital stock, scrip, bonds, coupons, mortgages, debentures, debenture stock, securities, notes, acceptances, drafts and evidences of indebtedness issued or created by other corporations, joint stock companies or associations, whether public, private or municipal, or by any corporate or unincorporated body, or by any government or governmental subdivision or agency, and while the owner thereof, to possess and to exercise in respect thereof all the rights, powers and privileges of ownership, including the right to vote thereon; to guarantee the payment of dividends on any shares of the capital stock of any of the corporations, joint stock companies or associations in which the corporation has or may at any time have an interest, direct or indirect, and to become surety in respect of, endorse, or otherwise guarantee the payment of the principal of or interest on any scrip, bonds, coupons, mortgages, debentures, debenture stock, securities, notes, drafts, bills of exchange or evidence of indebtedness, issued or created by any such corporations, joint stock companies or associations; to become surety for or guarantee the carrying out and performance of any and all contracts, leases, and obligations of every kind of any corporations, joint stock companies, or associations and in particular of any corporation, joint stock company or association any of whose shares, scrip, bonds, coupons, mortgages, debentures, debenture stock, securities, notes, drafts, bills of exchange or evidence of indebtedness, are at any time held by or for the corporation, and to do any acts or things designed to protect, preserve, improve or enhance the value of any such shares, scrip, bonds, coupons, mortgages, debentures, debenture stock, securities, notes, drafts, bills of exchange or evidences of indebtedness;

        (m) To organize, incorporate, reorganize, finance, and to aid and assist, financially or otherwise, companies, corporations, joint stock companies, syndicates, partnerships and associations of all kinds, and to underwrite, subscribe for and endorse the bonds, stocks, securities, debentures, notes or undertakings of any such company, corporation, joint stock company, syndicate, partnership or association, and to make any guarantee in connection therewith or otherwise for the payment of money or for the performance of any obligation or undertaking, and to do any and all things necessary or convenient to carry any of such purposes into effect; to buy, sell and otherwise deal in notes, open accounts and other similar evidences of debt, and to loan money and to take notes, open accounts and other similar evidences of debt as collateral security therefor and to charge any lawful rate of interest in connection therewith;

        (n) To improve, manage, develop, sell, assign, transfer, lease, mortgage, pledge, or otherwise dispose of or turn to account or deal with all or any part of the property of the corporation, and from time to time to vary any investment or employment of capital of the corporation;

        (o) To borrow money, and to make and issue notes, bonds, debentures, obligations and evidences of indebtedness of all kinds, whether secured by mortgage, pledge, or otherwise, without limit as to amount, and to secure the same by mortgage, pledge or otherwise; and generally to make and perform agreements and contracts of every kind and description;

        (p) To manufacture, buy, sell, deal in and to engage in, conduct and carry on the business of manufacturing, buying, selling, and dealing in goods, wares, and merchandise of every class and description;

        (q) To the same extent as natural persons might or could do, to purchase or otherwise acquire, and to hold, own, maintain, work, develop, sell, lease, exchange, hire, convey, mortgage or otherwise dispose of and deal in, lands and leaseholds, and any interest, estate and rights in real property, and any personal or mixed property, and any franchises, rights, licenses or privileges necessary, convenient or appropriate for any of the purposes herein expressed;

        (r) To apply for, obtain, register, purchase, lease or otherwise to acquire and hold, own, use, develop, operate and introduce, and to sell, assign, grant licenses, or territorial rights in respect to, or otherwise to turn to account or dispose of, any copyrights, trademarks, trade names, brands, labels, patent rights, letters patent of the United States or of any other country or government, inventions, improvements and processes, whether used in connection with or secured under letters patent or otherwise;

        (s) To do all and everything necessary, suitable and proper for the accomplishment of any of the purposes or the attainment of any of the objects or the furtherance of any of the powers hereinbefore set forth, either along or in association with other corporations, firms or corporations, firms or individuals, and to do every other act or acts, thing or things, incidental or appurtenant to or growing out of or connected with the aforesaid business or powers or any part or parts thereof, provided the same to be not inconsistent with the laws under which the corporation is organized;

        (t) The business or purpose of the corporation is from time to time to do any one or more of the acts and things hereinabove set forth, and it shall have power to conduct and carry on its said business, or any part thereof, and to have one or more offices, and to exercise all or any of its corporate powers and rights, in the State of Delaware, and in any one or more of the various other states, territories, colonies, dependencies of the United States, in the District of Columbia, and in all or any foreign countries.

     The foregoing clauses shall be construed both as objects and powers, and it is hereby expressly provided that the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the powers of the corporation and are in furtherance of, and in addition to, and not in limitation of the general powers conferred by the laws of the State of Delaware.

     FOURTH:    The total number of shares of all classes of stock which the corporation shall have authority to issue shall be 51,500,000 of which 1,500,000 shares shall be Cumulative Preferred Stock without par value (the "Preferred Stock"), and 50,000,000 shares shall be common stock of the par value of $1.00 per share (the "Common Stock").

     The following is a statement of certain of the designations, powers, preferences and relative, participating, voting, optional and other special rights, and of the qualifications, limitations and restrictions thereof, in respect of the stock of such classes, together with the grant of authority to the Board of Directors of the corporation to fix by resolution or resolutions, in respect of any series of the Preferred Stock, the remainder of the designations, powers, preferences and relative, participating, voting, optional and other special rights, and of the qualifications, limitations and restrictions thereof;

     (1) The Preferred Stock is senior to the Common Stock, and the Common Stock is junior to and subject to all rights and preferences of the Preferred Stock, to the extent and in the particulars hereinafter set forth or provided for in the resolution or resolutions of the Board of Directors with respect to the Preferred Stock adopted as herein authorized.

     (2) The Preferred Stock may be issued from time to time in one or more series in any manner permitted by law, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors pursuant to authority hereby vested in it, each series to be appropriately designated, prior to the issue of any shares thereof, by some distinguishing rate of dividend, number, letter or title. All shares of each series of Preferred Stock shall be alike in every particular (except as to the date from which dividends shall commence to accrue) and all shares of Preferred Stock shall be of equal rank and have the same powers, preferences, and rights and shall be subject to the same qualifications, limitations and restrictions, without distinction between the shares of different series thereof, except only in regard to the following particulars, which may be different in the different series:

         (a) the amount or amounts payable, together with accrued dividends to the date of distribution as hereinafter provided, to holders thereof upon any involuntary liquidation, dissolution or winding-up of the corporation (such amount or amounts, exclusive of such accrued dividends, being hereinafter referred to as the "Stated Value" of the shares in question), provided, however, that the aggregate Stated Value of all shares of Preferred Stock at any time outstanding shall not exceed $60,000,000;

         (b) the annual rate or rates of dividends payable on shares of such series and the dates from which such dividends shall commence to accrue;

         (c) the amount or amounts payable upon redemption thereof and, subject to applicable provisions of the Restated Certificate of Incorporation, as amended, the manner of effecting such redemption;

         (d) the preferential amount or amounts payable to holders thereof upon any voluntary liquidation, dissolution or winding-up of the corporation;

         (e) the provisions of any sinking, purchase and/or analogous funds, if any, with respect thereto (including provisions, if any, with respect thereto requiring the corporation to set aside funds with which to purchase and acquire shares thereof, or to attempt to purchase and acquire shares thereof, at prices not exceeding the redemption price from time to time applicable);

         (f) the terms and rates of conversion and/or exchange thereof, if convertible and/or exchangeable;

         (g) the provisions as to voting rights, if any, and/or as to other restrictions and limitations, if any, created for the benefit and protection of holders of Preferred Stock of one or more series, additional to provisions contained in this Article FOURTH for the benefit and protection of all holders of Preferred Stock; and

         (h) the provisions, if any, for reimbursement by the corporation to the holders of shares of one or more series, of the amount of certain taxes paid by them, to the extent it can do so from funds which at the time might be properly applied (under the laws of the State of Delaware and under the provisions of the Restated Certificate of Incorporation, as amended, and under resolutions of the Board of

              Directors adopted as herein authorized) to the payment of dividends on shares of the corporation ranking junior to the Preferred Stock as to dividends.

     The designations of each series of Preferred Stock and its terms, preferences, powers and rights and qualifications, limitations or restrictions thereof in respect of the foregoing particulars shall be fixed and determined by the Board of Directors in any manner permitted by law and stated in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors, pursuant to authority herein vested in it, before any shares of such series are issued (or, in the event of any change as contemplated by subparagraph (b) of Clause (7) of this Article FOURTH, after the issuance of such shares). Subject to the provisions of such resolution or resolutions the Board of Directors may from time to time increase the number of shares of any series of Preferred Stock already created by providing that unissued shares of Preferred Stock, or any shares of Preferred Stock of a different series reacquired or redeemed by the corporation and not then outstanding, shall constitute part of such series, and/or may decrease (but not below the number of shares thereof then outstanding) the number of shares of any series of Preferred Stock already created by providing that any unissued shares, or any shares reacquired or redeemed by the corporation and not then outstanding, previously assigned to such series shall no longer constitute part thereof, and/or may classify or reclassify any unissued Preferred Stock or any shares reacquired or redeemed by the corporation and not then outstanding, by fixing or altering the terms thereof in respect of any of the above-mentioned particulars and by assigning the same to an existing or newly created series from time to time before the issuance of such stock.

     (3) The Preferred Stock of each series shall be entitled to receive, and the corporation shall be bound to pay thereon, but only as and when declared by the Board of Directors, out of any assets, profits or funds of the corporation at the time legally available therefor, cumulative cash dividends at the annual rate which shall be fixed by the Board of Directors for such series as herein authorized, and no more, payable quarterly on the fifteenth days of March, June, September and December in each year. Such dividends shall be cumulative, shall be deemed to accrue from day to day regardless of whether or not earned or declared, and shall commence to accrue on each share of Preferred Stock either:

         (a) from such date, if any, as may be fixed by the Board of Directors prior to the issue thereof;

         (b) if no such date is fixed and if such shares shall be issued in the period following a dividend record date fixed for the series of which it is a part and up to and including the dividend payment date for which such record was taken, then from such dividend payment date; or

         (c) otherwise from the dividend payment date next preceding the date of issue of such share, or if such share shall be issued on a dividend payment date, from such dividend payment date.

     The corporation in making any dividend payment upon the Preferred Stock shall make dividend payments ratably upon all outstanding shares of Preferred Stock in proportion to the amount of the dividends accrued thereon to the date of such dividend payment. Accumulations of dividends shall not bear interest.

     In no event, so long as any Preferred Stock shall remain outstanding, shall any dividend whatsoever (other than a dividend payable in shares of stock of the corporation ranking junior to the Preferred Stock as to dividends and assets) be declared or paid upon, nor shall any distribution be made or ordered in respect of, the Common Stock or any other class of stock ranking junior to the Preferred Stock as to dividends or assets, nor shall any moneys (other than the net proceeds received from the sale of stock ranking junior to the Preferred Stock as to dividends and assets) be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of shares of Common Stock or of any other class of stock ranking junior to the Preferred Stock as to dividends or assets, unless:

         (i) all dividends on all outstanding shares of Preferred Stock of all series for all past dividend periods shall have been paid and the full dividend on all outstanding shares of Preferred Stock of all series for the then current quarterly dividend period shall have been paid or declared and set apart for payment; and

         (ii) the corporation shall have set aside all amounts, if any, theretofore required to be set aside as and for sinking, purchase and/or analogous funds, if any, for the Preferred Stock of all series.

     (4) The corporation, at the option of the Board of Directors, may at any time redeem the whole, or from time to time may redeem any part, of the Preferred Stock, by paying therefor in cash the amount fixed by the Board of Directors for redemption of shares of such series as herein authorized, such sum being hereinafter in this Clause (4) referred to as the "redemption price." If less than all of the outstanding shares of Preferred Stock are to be called for redemption, redemption may be made of the whole or any part of the outstanding shares of any one or more series, in the discretion of the Board of Directors, and if less than all outstanding shares of any series are to be redeemed, the shares to be redeemed shall be selected by whichever of the following methods the Board of Directors shall choose: by lot or pro rata in such manner as may be prescribed by resolution of the Board of Directors. Not more than sixty (60) days and not less than thirty (30) days prior to the redemption date, notice of the proposed redemption shall be mailed to the holders of record of the shares of Preferred Stock to be redeemed, such notice to be addressed to each such stockholder at his last known post office address shown on the records of the corporation and the time of mailing such notice shall be deemed to be the time of the giving thereof. On or after the date of redemption stated in such notice (sometimes referred to in this Clause
         (4) as the "redemption date"), each holder of shares of Preferred Stock called for redemption shall surrender his certificate(s) for such shares to the corporation (endorsed if required) at the place designated in such notice and shall thereupon be entitled to receive payment of the redemption price. In case less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If such notice of redemption shall have been given as aforesaid, and if on or before the redemption date funds necessary for the redemption shall have been set aside so as to be and continue available therefor, then, notwithstanding that the certificates representing any shares of Preferred Stock so called for redemption shall not have been surrendered, such shares shall not be deemed to be outstanding for any purpose, the dividends thereon shall cease to accrue after the redemption date, and all rights with respect to the shares so called for redemption shall forthwith after such redemption date cease and determine, except only the right of the holders of certificates issued to represent such shares to receive the redemption price without interest, upon endorsement, if required, and surrender of said certificates. If such notice of redemption of all or any part of the Preferred Stock shall have been mailed as aforesaid and the corporation shall thereafter deposit money for the payment of the redemption price pursuant thereto with any bank or trust company (referred to in this Clause (4) as to the "depository") in Dallas, Texas, or Chicago, Illinois, having a combined capital and surplus of not less than $2,000,000 selected by the Board of Directors for that purpose, to be applied to such redemption, then from and after the making of such deposit such shares shall not be deemed to be outstanding for any purpose and the rights of the holders of certificates issued to represent such shares shall be limited to the right to receive payment of the redemption price (without interest) from the depository upon endorsement, if required, and surrender of said certificates; provided, however, that no then existing right of conversion or exchange, if any, with respect to such shares shall be impaired by such deposit. Any moneys so deposited which shall not be required for such redemption because of the exercise of any such right of conversion or exchange subsequent to the date of such deposit and prior to the expiration of such right shall be returned to the corporation forthwith. The corporation shall be entitled to receive, from time to time, from the depository the interest, if any, allowed on such moneys deposited with it, and the holders of certificates issued to represent any shares so redeemed shall have no claim to any such interest. Any moneys so deposited and remaining unclaimed at the end of six (6) years from the redemption date shall, if thereafter requested by resolution of the Board of Directors, be repaid to the corporation, and in the event of such repayment to the corporation, such holders of certificates issued to represent the shares so called for redemption as shall not have made claim against such moneys prior to such repayment to the corporation shall be deemed to be unsecured creditors of the corporation for an amount equivalent to the amount deposited as the redemption price of such shares and so repaid to the corporation, but shall in no event be entitled to any interest.

         The corporation shall not at any time redeem, or purchase or otherwise acquire less than all of the shares of Preferred Stock at the time outstanding, unless full dividends with respect to all past dividend periods and for the current dividend period have been paid or declared and set apart for payment on all shares of the Preferred Stock then outstanding and not then to be redeemed, purchased or otherwise acquired by the corporation; provided, however, if the corporation has paid or declared and set apart for payment full dividends with respect to all past dividend periods on such shares, it shall not be required to pay or declare and set apart for payment dividends on such shares for any current dividend period during which it may redeem, purchase or otherwise acquire shares of Preferred Stock of any series, at prices not exceeding the redemption price then applicable to such series, in pursuance of any sinking, purchase and/or analogous fund for shares of such series.

         Subject only to any applicable provisions of law and of the Restated Certificate of Incorporation, as amended, and to limitations, if any, placed upon the exercise of such right by resolution or resolutions adopted by the Board of Directors providing for the issue of Preferred Stock, as herein authorized, the corporation shall have the right to purchase, hold, sell and transfer shares of its own stock of any class or series; provided, that no such shares shall be deemed to be outstanding for any purpose during any time that it belongs to or is held by the corporation.

         Shares of Preferred Stock of any particular series may also be subject to redemption through operation of any sinking or analogous fund created for such series, at the prices and under the terms and provisions fixed for such fund by the Board of Directors as herein authorized.

     (5) Upon any involuntary liquidation, dissolution or winding-up of the corporation, holders of the Preferred Stock of each series shall be entitled, before any distribution shall be made to the Common Stock or to any other class of stock ranking junior to the Preferred Stock as to dividends or assets, to be paid the Stated Value per share plus accrued dividends to the date of distribution; and upon any voluntary liquidation, dissolution or winding-up of the corporation, holders of the Preferred Stock of each series shall be entitled before any distribution shall be made to the Common Stock or to any other class of stock ranking junior to the Preferred Stock as to dividends or assets, to be paid the full preferential amount or amounts fixed by the Board of Directors for such series as herein authorized; but the Preferred Stock shall not be entitled to any further payment and any remaining net assets shall be distributed in accordance with the provisions hereinafter set forth in this Article FOURTH to the Common Stock. If upon such liquidation, dissolution or winding-up of the corporation, whether voluntary or involuntary, the net assets of the corporation shall be insufficient to permit the payment to holders of all outstanding shares of Preferred Stock of all series of the full preferential amounts to which they are respectively entitled as aforesaid, then the entire net assets of the corporation shall be distributed ratably to holders of all outstanding shares of Preferred Stock in proportion to the full preferential amount or amounts to which each such share is entitled as aforesaid. Neither a consolidation nor merger of the corporation with or into any other corporation or corporations, nor the sale, lease or exchange of all or substantially all of the assets of the corporation shall be deemed to be a liquidation, dissolution or winding-up within the meaning of this Article FOURTH.

     (6) Except as otherwise specifically provided in the Restated Certificate of Incorporation, as amended, or in the resolution or resolutions adopted by the Board of Directors, as herein authorized, or as otherwise expressly required by applicable law, the Preferred Stock shall not have any right to vote for the election of directors or for any other purpose:

         Provided, however, that if and whenever dividends on the Preferred Stock shall be in arrears and such arrearages shall aggregate an amount equal to at least six (6) quarterly dividends thereon, the Preferred Stock shall have the right, voting as a class, to elect two members of the Board of Directors of the corporation, and such right shall continue and be exercisable at each election of directors of the corporation until all arrearages in dividends on the Preferred Stock shall have been paid in full to holders of the Preferred Stock and the current quarterly dividend thereon for the current quarterly dividend period shall have been declared and set apart for payment, and thereupon all voting rights given by this proviso shall be divested from the Preferred Stock (subject, however to being at any time or from time to time similarly revived and divested). At any time after the holders of the Preferred Stock shall have thus become entitled to elect two members of the Board of Directors of the corporation, the Secretary of the corporation may, and upon the written request of holders of record of at least 10% in Stated Value of the Preferred Stock then outstanding addressed to him at the statutory office of the corporation in Delaware shall, call a special meeting of the holders of the Preferred Stock for the purpose of electing such two directors, to be held, within forty days of the receipt of such request, at the principal business office of the corporation, upon the notice then provided by law and the by-laws for the holding of special meetings of stockholders; provided, however, that the Secretary need not call any such special meeting at the request of such holders of Preferred Stock if a regular meeting of stockholders for the election of directors is to convene within ninety days after receipt by the Secretary of such request. If such special meeting is required to be called by the foregoing provisions but is not called by the Secretary within twenty days after receipt of such request, then the holders of record of 10% or more in Stated Value of the Preferred Stock then outstanding may designate in writing one of their number to call such meeting at the place and upon the notice above provided, and any person so designated shall have access to the stock books of the corporation for such purpose. At any such special meeting or at any regular meeting for the election of directors at which the holders of Preferred Stock shall be entitled to elect two directors as aforesaid, the holders of a majority in Stated Value of the then outstanding shares of Preferred Stock present in person or by proxy shall be sufficient to constitute a quorum for the election of such two directors, which shall be elected by vote of holders of Preferred Stock having a plurality in Stated Value. The persons so elected by holders of the Preferred Stock as directors, together with the directors elected by the Common Stock or any other class or classes of stock having voting rights for the election of directors, shall constitute the Board of Directors of the corporation. Concurrently with the first election of two (2) directors by holders of the Preferred Stock after any vesting of the voting right hereinabove provided for, the number of directors constituting the Board shall be increased by two (2), and concurrently with the divestment of such right, as aforesaid, the number of such directors shall be reduced by two (2) and any person theretofore elected pursuant to such right shall automatically cease to be a member of the Board of Directors. Holders of the Preferred Stock shall be entitled at any election of directors where they are authorized to vote, whether a special election called for their benefit or a regular election, to exercise with respect to the two directors to be elected by such holders cumulative voting rights, if and to the extent that cumulative voting rights are provided for all stockholders of the corporation elsewhere in the Restated Certificate of Incorporation, as amended.

         Provided, further, that any series of Preferred Stock shall have such additional voting rights, if any (in addition to the voting rights in this Article FOURTH given to all Preferred Stock), as shall be stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the corporation, as herein authorized, prior to the issuance of any shares of such series.

         If less than a quorum of the outstanding Preferred Stock shall be represented at any meeting at which holders of such stock have a right to vote by class on any matter, whether provided for by law or in the Restated Certificate of Incorporation, as amended, or in the resolution or resolutions adopted by the Board of Directors providing for issue of any such stock, as herein authorized, the meeting may, nevertheless, proceed to transact any business and to make any determination for the purpose of which a quorum exists, including the election by other stockholders of directors which such other stockholders are entitled to elect, and such meeting with respect to the Preferred Stock may be adjourned from time to time, by affirmative action of a majority of such stock represented in person or by proxy, until a quorum exists for the determination of any matter, including the election of directors, by holders of such Preferred Stock.

         While any of the Preferred Stock shall be outstanding the by-laws of the corporation shall be (and are by action of the stockholders) amended and supplemented to the extent necessary that such by-laws shall be consistent with provisions of the Restated Certificate of Incorporation, as amended, respecting voting rights of holders of the Preferred Stock and the exercise thereof, and similar provisions, if any, contained in the resolution or resolutions adopted by the Board of Directors as herein authorized.

         Except as otherwise expressly provided hereinabove in this Clause (6) and hereinbelow in Clauses (7) and (8) of this Article FOURTH with respect to the Preferred Stock and except as otherwise may be required by law or expressly provided in the resolution or resolutions adopted with respect to the Preferred Stock by the Board of Directors as herein authorized, the Common Stock shall have the exclusive rights to vote for the election of directors and on all other matters and questions. Each stockholder entitled to vote at any particular time on any matter or question shall have one vote on each such matter or question for each share of stock held of record by him and entitled to voting rights at the time such vote is taken, except that each holder of Preferred Stock so entitled to vote shall have one vote for each $100.00 in Stated Value of the shares of Preferred Stock so held by him (or in the corresponding fraction of one vote in the case of any holder of less than $100.00 in Stated Value).

         Whenever holders of the Preferred Stock shall have become and then remain entitled to vote upon any matter or question, and only then, they shall be entitled to receive notice of any stockholders' meeting to be held with respect to such matter or question.

         Except as provided hereinbelow in Clauses (7) and (8) of this Article FOURTH, one or more additional classes of stock may be authorized and the amount of the authorized stock of any class or classes of the corporation may be increased or decreased by the affirmative vote of the holders of a majority of the outstanding Common Stock of the corporation.

     (7) So long as any shares of the Preferred Stock are outstanding, the corporation shall not, without the affirmative vote at a meeting (the notice of which shall state the general character of the matters to be submitted thereat), or the written consent with or without a meeting, of the holders of at least 66-2/3% in Stated Value of the then outstanding shares of Preferred Stock:

         (a) authorize or create, or increase the authorized amount of, any additional class of stock ranking prior to or on a parity with the Preferred Stock as to dividends or assets; or authorize or create, or increase the authorized amount of, any class of stock or obligations convertible into or evidencing the right to purchase any class of stock ranking prior to or on a parity with the Preferred Stock as to dividends or assets;

         (b) amend, alter or repeal any of the rights, preferences or powers of the outstanding Preferred Stock stated and expressed in the Certificate of Incorporation, as amended, or in the resolution or resolutions of the Board of Directors, adopted as herein authorized, so as adversely to affect the rights, preferences or powers of the Preferred Stock or its holders; provided, however, that if any such amendment, alteration or repeal would adversely affect the rights, preferences or powers of outstanding shares of Preferred Stock of any particular series (one or more) without correspondingly affecting the rights, preferences or powers of the outstanding shares of all series, then a like vote or consent by the holders of at least 66-2/3% in Stated Value of the Preferred Stock of the affected series (one or more) at the time outstanding shall also be necessary for effecting or validating any such amendment, alteration or repeal;

         (c) sell, lease, or convey all, or substantially all, of its property or business; or voluntarily liquidate, dissolve or wind up its business;

         (d) effect the merger or consolidation of the corporation into or with any other corporation, or the merger of any other corporation into the corporation, unless the corporation resulting from or surviving such merger or consolidation will upon consummation of such merger or consolidation have no class of stock and no other securities, either authorized or outstanding, ranking prior to or on a parity with the Preferred Stock, except the same number of shares (or aggregate par value or Stated Value) of stock and the same principal amount of other securities with the same rights and preferences as the stock and other securities of the corporation respectively authorized and outstanding immediately preceding such merger or consolidation and unless each holder of the Preferred Stock immediately preceding such merger or consolidation shall receive or retain the same number of shares (or aggregate par value or Stated Value) of stock with the same rights and preferences of the resulting or surviving corporation.

     (8) So long as any shares of Preferred Stock are outstanding, the corporation shall not, without the affirmative vote at a meeting (the notice of which shall state the general character of the matters to be submitted thereat) or the written consent with or without a meeting, of the holders of at least a majority in Stated Value of the then outstanding shares of Preferred Stock, increase the authorized amount of Preferred Stock, or decrease the authorized amount of Preferred Stock.

     (9) Subject to all of the rights of the Preferred Stock, dividends may be paid upon the Common Stock as and when declared by the Board of Directors.

     (10)Dividends upon the stock of the corporation of any class shall be payable only out of assets, profits or funds of the corporation at the time legally available therefor, and only when and as declared by the Board of Directors. The Board of Directors shall have power to determine whether any, and, if any, what part of such available assets, profits or funds shall be declared as dividends and paid to its stockholders; and all rights of holders of stock of the corporation of any class in respect of dividends shall be subject to the power of the Board of Directors so to do.

     (11)The following terms, wherever used in this Article FOURTH, or in any resolution or resolutions heretofore or hereafter adopted by the Board of Directors as herein authorized, shall be deemed to have the following meanings.

         "Paid", whenever used with reference to dividends on any class or series of the corporation's stock shall mean paid in fact or tendered (including payment or tender by check or draft drawn by the corporation or its dividend paying agent) to holders of the stock entitled to receive such dividends, or set apart for payment to and made available to or subject to claim by such holders, irrespective of inability of the corporation or its paying agent to effect delivery of such dividends or of failure or refusal on the part of such holders, or any one or more of them, to reduce such dividends to possession.

         "Accrued dividends" or "dividends accrued", whenever used with reference to the Preferred Stock or any series thereof shall be deemed to mean an amount which shall be equal to dividends thereon at the rate per annum fixed by the Board of Directors as herein authorized for a particular series, computed from the date on which such dividends began to accrue on such shares to the date to which dividends are stated to accrue, less the aggregate amount of dividends theretofore and on such date paid thereon.

         "Board of Directors", when not otherwise specified, shall mean the Board of Directors of Southern Union Company at the time elected and acting.

         "Subsidiary" shall mean any corporation of which more than fifty per cent (50%) of the outstanding stock (other than directors' qualifying shares, if any) having by the terms thereof ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by the corporation, or by any subsidiary, or by the corporation and any one or more subsidiaries.

         "Consolidated subsidiary" shall mean any subsidiary the accounts of which shall have been consolidated with those of the corporation in the financial statements in the latest annual report of the corporation to its stockholders or, if not so consolidated, the accounts of which are proposed by the corporation to be consolidated with its own accounts in the financial statements in the next succeeding annual report of the corporation to its stockholders.

         "Consolidated net income of the corporation and its consolidated subsidiaries" shall mean the balance remaining after deducting from the consolidated earnings and other income and profits of the corporation and its consolidated subsidiaries (including non-operating profits, but excluding any gain or loss realized upon the sale or other disposition of fixed property or other capital assets not made in the ordinary course of business and also upon the acquisition, redemption or retirement or sale of the securities of the corporation or of any consolidated subsidiary) all expenses and charges of every proper character, including interest, amortization of debt discount and expense, provision for all taxes (except and excluding taxes on account of any gain excluded above), adequate provision for depreciation, depletion and obsolescence, amounts appropriated under any plan of the corporation or of any consolidated subsidiary for extra compensation for, or pension to, officers and employees, dividends accrued on preferred stock of consolidated subsidiaries not owned by the corporation or another consolidated subsidiary, provision for net earnings applicable to all minority interests in common stock of consolidated subsidiaries, and proper reserves determined in good faith by the Board of Directors of the corporation or of a consolidated subsidiary, as the case may be, in its discretion, all based upon a statement of income and profit and loss consolidating the accounts of the corporation and its consolidated subsidiaries prepared in accordance with generally accepted principles of accounting.

         "Consolidated net income available for interest of the corporation and its consolidated subsidiaries" shall be determined in the same manner as "consolidated net income of the corporation and its consolidated subsidiaries" except that (1) no deduction shall be made for interest paid on funded debt, (2) if any property of the corporation or of a consolidated subsidiary shall have been acquired by it during any period for which such determination is made or shall be so acquired before or contemporaneously with the issuance of additional stock then proposed to be issued, the net income from such property during the period, or such part thereof as shall have preceded acquisition by the corporation or its consolidated subsidiary, as the case may be, to the extent not otherwise included, shall be included as a part of the consolidated net income of the corporation and its consolidated subsidiaries computed in the same manner as specified above except that federal taxes with respect to income from such property shall be adjusted as if such property had been owned by the corporation or its consolidated subsidiary during the entire period in question, and (3) if within such period or prior to or contemporaneously with the issuance of the additional stock, the corporation or a consolidated subsidiary shall have disposed of any property, voluntarily or through exercise of eminent domain or otherwise, then the net income (estimated, if necessary) from such property for the whole of the period in question shall be excluded from the consolidated net income of the corporation and its consolidated subsidiaries in such computation and federal taxes with respect to income shall be adjusted in making such computation as if such property had been disposed of prior to the period in question.

         "Funded debt" shall mean indebtedness which by its terms matures more than one year from the date of its creation.

     (12)The Board of Directors of the corporation at a meeting duly called and held on the 29th day of January 1990 did duly adopt resolutions authorizing the creation of a series of Series A 10% CUMULATIVE PREFERRED STOCK stating that 250,000 shares of authorized and unissued Cumulative Preferred Stock shall belong to such series, and setting forth a statement of the designations, powers preferences and rights, and the qualifications, limitations and restrictions thereof.

         The following is a statement of the powers, preferences and rights, and the qualifications thereof, of such series which has not been set forth in the Restated Certificate of Incorporation:

         Section 1.  DESIGNATION AND AMOUNT.

         The shares of such series shall be designated as "Series A 10% Cumulative Preferred Stock" and the number of shares constituting such series shall be 250,000.

         Section 2.  DIVIDENDS AND DISTRIBUTIONS.

         (a) The amount payable, exclusive of accrued dividends, per share to holders of Series A 10% Cumulative Preferred Stock upon any involuntary liquidation, dissolution or winding-up of the corporation (such amount being the "Stated Value" of the Series A 10% Cumulative Preferred Stock) shall be $100. The amount payable with respect to any voluntary liquidation, dissolution of winding-up of the corporation shall be as specific in paragraph (d) of this Section 2.

         (b) The annual rate of dividends payable on the shares of Series A 10% Cumulative Preferred Stock shall be 10% per annum, and such dividends shall commence to accrue from the date of issue thereof. The payment of dividends is restricted as set forth in Section 3 below.

         (c) The amounts payable per share upon redemption of the shares of the Series A 10% Cumulative Preferred Stock shall be the following prices per share if redeemed during the 12-month period beginning June 15 in each of the indicated years:

                    If Redeemed During 12-month
                      Period Beginning June 15         Price Per Share
                      ------------------------         ---------------
                               1989                         $107
                               1990                          107
                               1991                          106
                               1992                          105
                               1993                          104
                               1994                          103
                               1995                          102
                               1996                          101

              plus in each case an amount equal to dividends accrued to the redemption date on shares redeemed; PROVIDED, HOWEVER, that in the case of shares of the Series A 10% Cumulative Preferred Stock redeemed through operation of the sinking fund provided for in paragraph (e) of this Section 2 the amount payable per share upon redemption shall be $100 (hereinafter referred to as the "Sinking Fund Redemption Price") plus an amount equal to accrued dividends to the redemption date; FURTHER PROVIDED that prior to June 15, 1992, no Series A 10% Cumulative Preferred Stock may be redeemed, directly or indirectly, from the proceeds of or in anticipation of any refunding operation by the application, directly or indirectly, of borrowed funds or the proceeds of the issue of any stock ranking prior to or on a parity with the Series A 10% Cumulative Preferred Stock as to dividends or assets, if the effective cost of money to the corporation of such borrowing or other security issue (calculated in accordance with generally accepted financial practice) is less on an annual basis than the dividend rate of the Series A 10% Cumulative Preferred Stock.

         (d) The preferential amount to be paid to holders of the Series A 10% Cumulative Preferred Stock upon any voluntary liquidation, dissolution or winding-up of the corporation shall be an amount per share equal to the amount per share at which shares of the Series A 10% Cumulative Preferred Stock could on the date of distribution be redeemed (otherwise than through operation of the sinking fund) under the provisions of the immediately preceding paragraph (c).

         (e) The corporation shall, if such shares are available for redemption, redeem on June 15, in each of the years 1993 through 1997, both inclusive, after full dividends have been paid on all series of the Preferred Stock outstanding for all past quarterly dividend periods and for the quarterly dividend period then ending, 50,000 shares of the Series A 10% Cumulative Preferred Stock (hereinafter referred to as the "Mandatory Sinking Fund Redemption") plus, at the option of the corporation, up to but not exceeding an additional 50,000 shares of the Series A 10% Cumulative Preferred Stock (hereinafter referred to as the "Optional Sinking Fund Redemption"), provided that the right to redeem shares pursuant to the Optional Sinking Fund Redemption shall not be cumulative and shall not reduce the sinking fund requirements in any subsequent year. Any such redemption is hereinafter referred to as a "Sinking Fund Redemption", and the date on which said Sinking Fund Redemption is to be made as specified above is hereinafter referred to as the "Sinking Fund Redemption Date."

              The corporation shall have the right to anticipate all or part of a Sinking Fund Redemption and the retirement of the balance of the outstanding shares of Series A 10% Cumulative Preferred Stock by applying against such redemption or retirement the shares of Series A 10% Cumulative Preferred Stock purchased or otherwise acquired from the holders of such shares, otherwise than through the operation of the sinking fund, which have not been previously so applied.

              Whenever the corporation shall call shares of the Series A 10% Cumulative Preferred Stock for redemption at the Sinking Fund Redemption Price, it shall set aside on or before the Sinking Fund Redemption Date a further sum of money equivalent to the amount of accrued dividends to the Sinking Fund Redemption Date with respect to the shares so called for redemption.

              On June 14 in each of the years 1993 through 1997, inclusive, the corporation shall set aside a sum sufficient for the Mandatory Sinking Fund Redemption and Optional Sinking Fund Redemption (if any).

              Shares of the Series A 10% Cumulative Preferred Stock that are purchased or redeemed through the use of monies in the sinking fund shall no longer constitute shares of the Series A 10% Cumulative Preferred Stock shall be issued in lieu thereof, and such purchased or redeemed shares shall have the status of authorized but unissued preferred stock without designation as to series until such time as they shall be reissued as shares of one or more series of Preferred Stock other than Series A 10% Cumulative Preferred Stock.

              The provisions of the Restated Certificate of Incorporation in Clause (4) of Article FOURTH with respect to redemption generally of the Preferred Stock, shall apply to the redemption of Series A 10%

              Cumulative Preferred Stock through operation of the sinking fund, and the shares of such series to be so redeemed from time to time shall be selected by lot or pro rata in such manner as may be prescribed by the Board of Directors.

         (f) No provision is made for the conversion or exchange of Series A 10% Cumulative Preferred Stock for or into any other security of the corporation.

         Section 3.  CERTAIN RESTRICTIONS.

         (a) So long as any shares of Series A 10% Cumulative Preferred Stock shall be outstanding, the corporation shall not, without the affirmative vote at a meeting (the notice of which shall state the general character of the matters to be submitted thereat), or the written consent with or without a meeting, of the holders of at least two-thirds of the then outstanding shares of Series A 10% Cumulative Preferred Stock, issue any additional share of Preferred Stock of the corporation other than the 250,000 shares of Series A 10% Cumulative Preferred Stock provided for in this Certificate, or any shares of any other stock of the corporation ranking prior to or on a parity with the Preferred Stock as to dividends or assets, unless consolidated net income available for interest of the corporation and its consolidated subsidiaries (as defined in Clause (11) of Article FOURTH of the corporation's Restated Certificate of Incorporation) for a period of twelve consecutive calendar months out of the sixteen calendar months immediately preceding the date of such issuance shall have been at least one and one-half times the aggregate of:

              (1) the annual interest charges on all funded debt (as defined in Clause (11) of Article FOURTH of the Restated Certificate of Incorporation) of the corporation and its consolidated subsidiaries then outstanding (excluding funded debt to be retired concurrently with such issuance, but including funded debt, if any, to be issued concurrently with such issuance); and

              (2) the sum of (i) the annual dividend requirements of all shares of Preferred Stock of the corporation, and on all shares of any other stock of the corporation ranking prior to or on a parity with the Preferred Stock as to dividends or assets, then outstanding (but excluding the annual dividend requirements on any of such stock being retired by the corporation concurrently with such issuance) and (ii) the annual dividend requirements on such stock then being issued; provided, that any stock issued upon an express finding by the Board of Directors, made in good faith, that the applicable conditions of this Section are satisfied, shall be valid stock.

         (b) Notwithstanding provisions of the Restated Certificate of Incorporation authorizing increase in the number of shares constituting a series of the corporation's cumulative preferred stock, the series of Series A 10% Cumulative Preferred Stock created by this Certificate of Designations shall be restricted to 250,000 shares in the aggregate, and no more shares of such series shall ever be issued so long as any shares of such series shall be outstanding.

         (c) So long as the Series A 10% Cumulative Preferred Stock shall be outstanding, the corporation shall not declare or make any Restricted Stock Payment that would, together with all other Restricted Stock Payments declared or made in the year ending on the date the same is declared or made, in the aggregate exceed (i) 50% of the Net Income of the corporation available for Junior Stock dividends for the period of 12 consecutive calendar months preceding such Restricted Stock Payment, if at the end of 12-month period of the Junior Stock Equity of the corporation is less than 20% of Total Capitalization of the corporation (after adjustment to reflect such Restricted Stock Payment) or (ii) 75% of such Net Income if the Junior Stock Equity is 20% or more but less than 25% of Total Capitalization. The foregoing restriction shall not apply if the ratio of Junior Stock Equity of the corporation to Total Capitalization is 25% or greater.

              For the purpose of this paragraph (c), the following terms shall have the meanings indicated:

              "Junior Stock" shall mean the corporation's Common Stock and any capital stock ranking junior to the Series A 10% Cumulative Preferred Stock as to dividends or assets;

              "Junior Stock Equity" shall mean the sum of the par value of, or stated capital represented by, the outstanding shares of Junior Stock of the corporation and the retained earnings, including reservations thereof, and other paid-in capital of the corporation, whether or not available for the payment of dividends on the Junior Stock;

              "Net Income" shall mean the net income of the corporation determined in accordance with sound accounting practice;

              "Restricted Stock Payment" shall mean any dividend or other distribution on any Junior Stock (other than dividends payable in shares of such Junior Stock), or the acquiring for value of any Junior Stock (other than by exchange or use of proceeds forthwith from the contemporaneous issuance of Junior Stock); and

              "Total Capitalization" shall mean the aggregate of (i) Junior Stock Equity, (ii) the par value of, or stated capital represented by, the outstanding shares of the Company's Preferred Stock and any other stock ranking prior thereto or on a parity therewith as to dividends or assets, and the premium thereon, and (iii) the principal amount of all outstanding indebtedness of the corporation represented by bonds, notes and other evidences of indebtedness maturing by their terms more than one year from the date of issue thereof.

     FIFTH:    The corporation is to have perpetual existence.

     SIXTH:    The private property of the stockholders of the corporation shall not be subject to the payment of corporate debts to any extent whatever.

     SEVENTH:    At all elections of directors of the corporation, each
stockholder having a right to vote thereupon shall be entitled to as many votes as shall equal the number of his shares of stock then having voting rights multiplied by the number of directors to be elected by the class of stockholders to which he belongs, and he may cast all of such votes for a single director or may distribute them among the number to be voted for by such class of stockholders, or any two or more of them as he may see fit.

     EIGHTH:    The following additional provisions are inserted for the
management of the business and for the conduct of the affairs of the corporation and for the creation, definition, limitation and regulation of the powers of the corporation, the directors and stockholders:

     Except as otherwise fixed by or pursuant to the provisions of Article FOURTH of the Restated Certificate of Incorporation relating to the rights of the holders of the Preferred Stock to elect additional directors under specified circumstances, the number of directors which shall constitute the whole Board of Directors shall be not less than five (5) nor more than nine (9). Within such limits, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption). At the special meeting of stockholders at which this paragraph is adopted, the directors shall be divided into three classes, designated Class I, Class II and Class III (which at all times shall be as nearly equal in number as possible), with the term of office of Class I directors to expire at the 1985 annual meeting of stockholders, the term of office of Class II directors to expire at the 1986 annual meeting of stockholders, and the term of office of Class III directors to expire at the 1987 annual meeting of stockholders. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.

     Subject to the rights of the holders of any class or series of capital stock of the corporation entitled to vote generally in the election of directors (hereinafter referred to as the "Voting Stock") then outstanding, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 80% of the voting power of all of the then outstanding shares of the Voting Stock, voting together as a single class. Except as may otherwise be provided by law, cause for removal shall be construed to exist only if the director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal, or has been adjudged by a court of competent jurisdiction to be liable for negligence, or misconduct, in the performance of his duty to the corporation in a matter of substantial importance to the corporation, and such adjudication is no longer subject to direct appeal.

     Subject to the rights of the holders of any class or series of the Voting Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires. No decrease in the number of authorized directors constituting the entire Board of Directors shall shorten the term of any incumbent director.

     Notwithstanding the foregoing, whenever the holders of the Preferred Stock shall have the right to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies, and other features of such directorships shall be governed by the terms of this Restated Certificate of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article unless expressly provided by such terms.

     Subject to the voting rights of the Preferred Stock as in Article FOURTH hereof provided and to any voting rights created for the benefit of any series of Preferred Stock by any resolution or resolutions of the Board of Directors providing for the issue of Preferred Stock adopted as authorized in said Article, the Board of Directors shall also have power, without the assent or vote of the stockholders, from time to time:

     (1) to fix the times for the declaration and payment of dividends;

     (2) to fix and vary the amount to be reserved as working capital or for any other proper purpose or purposes;

     (3) to authorize and cause to be executed mortgages and liens upon all the property and assets of the corporation, or any part thereof, whether at the time owned or thereafter acquired, upon such terms and conditions as it may determine;

     (4) to determine the use and disposition of any surplus or net assets in excess of capital;

     (5) to make and alter by-laws of the corporation, subject to the right of the stockholders to make and alter by-laws of the corporation; provided, however, that the directors shall not modify or repeal any by-law hereafter made by the stockholders;

     (6) to pay for, in cash or property, any property or rights acquired by the corporation or to authorize the issue and exchange therefor of shares of the capital stock of the corporation or bonds, debentures, notes or other obligations or other securities of the corporation, whether secured or unsecured; and

     (7) to borrow or otherwise raise moneys, without limit to amount, for any of the purposes of the corporation; to authorize the issue of bonds, debentures, notes or other obligations of the corporation, of any nature or in any manner, secured or unsecured, for moneys so borrowed; to authorize the creation of mortgages upon, or the pledge or conveyance or assignment in trust of, the whole or any part of the property and assets of the corporation, real or personal, whether at the time owned or thereafter acquired, including contracts, choses in action and other rights, to secure the payment of any bonds, debentures, or notes or other obligations of the corporation and the interest thereon; and to authorize the sale or pledge or other disposition of the bonds, debentures, notes or other obligations of the corporation for its corporate purposes.

     The Board of Directors shall also have power, with the consent in writing of the holders of a majority of the stock issued and outstanding having voting power, or upon the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power, to sell, lease, or exchange all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions as the Board of Directors deems expedient and for the best interests of the corporation; subject, however, to the voting rights of the Preferred Stock as in Article FOURTH hereof provided and to any voting rights created for the benefit of any series of Preferred Stock by any resolution or resolutions of the Board of Directors providing for the issue of Preferred Stock adopted as in Article FOURTH hereof authorized.

     In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation, subject, nevertheless, to the provisions of the statutes of Delaware, of the Restated Certificate of Incorporation, and amendments thereto, and other contracts of the corporation, and by-laws.

     NINTH:    No stockholder shall be entitled as a matter of right to
subscribe for, purchase or receive any shares of the stock or any rights or options of the corporation which it may issue or sell, whether out of the number of shares authorized by this Restated Certificate of Incorporation, or by any amendment thereof, or out of the shares of stock of the corporation acquired by it after the issuance thereof, nor shall any stockholder be entitled as a matter of right to purchase or subscribe for or receive any bonds, debentures, or other obligations which the corporation may issue or sell that shall be convertible into or exchangeable for stock or to which shall be attached or appertain any warrant or warrants or other instrument or instruments that shall confer upon the holder or owner of such obligations the right to subscribe for or purchase from the corporation any shares of its capital stock. But all such additional issues of stock, rights or options, or of bonds, debentures, or other obligations convertible into or exchangeable for stock or to which warrants shall be attached or appertain or which shall confer upon the holder the right to subscribe for or purchase any shares of stock, may be issued and disposed of by the Board of Directors to such persons and upon such terms as in its absolute discretion it may deem advisable.

     TENTH:    The minimum amount of capital with which the corporation will commence business is One Thousand and No/100 Dollars ($1,000.00).

     ELEVENTH:    Any action required or permitted to be taken by the
stockholders of the corporation must be effected at a duly called annual or special meeting of stockholders of the corporation and may not be effected by any consent in writing by such stockholders. Special meetings of stockholders of the corporation may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption) or by the holders of not less than a majority of the voting power of all of the then-outstanding shares of Voting Stock.

     TWELFTH:    The stockholder vote required to approve any Business
Combination (as hereinafter defined) shall be as set forth in this Article TWELFTH.

       (a) (1) Except as otherwise expressly provided in paragraph (b) of this Article TWELFTH:

                (A) any merger or consolidation of the corporation or any
                    subsidiary (as hereinafter defined) with (i) any Interested Stockholder (as hereinafter defined) or (ii) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Stockholder; or

                (B) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder or any Affiliate of any Interested Stockholder of any assets of the corporation or any subsidiary having an aggregate Fair Market Value (as hereinafter defined) of $25,000,000 or more; or

                (C) the issuance or transfer by the corporation or any
                    subsidiary (in one transaction or a series of transactions) of any securities of the corporation or any subsidiary to any Interested Stockholder or any Affiliate of any Interested Stockholders in exchange for cash, securities or other property (or a combination thereof) having an aggregate of $25,000,000 or more; or

                (D) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by or on behalf of any Interested Stockholder or any Affiliate of any Interested Stockholder; or

                (E) any reclassification of securities (including any reverse stock split), or recapitalization of the corporation, or any merger or consolidation of the corporation with any of its subsidiaries or any other transaction (whether or not with or into or otherwise involving any Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the corporation or any subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate of any Interested Stockholder;

                shall require the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of the Voting Stock, voting together as a single class (it being understood that for purposes of this Article TWELFTH, each share of the Voting Stock shall have the number of votes granted to it pursuant to Article FOURTH of the Restated Certificate of Incorporation). Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise, and shall be required in addition to any affirmative vote of the holders of any particular class or series of Voting Stock required by law or this Restated Certificate of Incorporation.

            (2) The term "Business Combination" as used in this Article TWELFTH shall mean any transaction which is referred to in any one or more of subsections (A) through (E) of subparagraph (1) of this section (a).

       (b) The provisions of section (a) of this Article TWELFTH shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law or any other provision of this Restated Certificate of Incorporation, if, in the case of a Business Combination that does not involve any cash or other consideration being received by the stockholders of the corporation, solely in their respective capacities as stockholders of the corporation, the condition specified in the following subparagraph (1) is met, or, in the case of any other Business Combination, the conditions specified in either of the following subparagraphs (1) or (2) are met:

            (1) The Business Combination shall have been approved by a majority of the Disinterested Directors (as hereinafter defined), it being understood that this condition shall not be capable of satisfaction unless there is at least one Disinterested Director.

            (2) All of the following conditions shall have been met:

                (A) The consideration to be received by holders of shares of a particular class of outstanding Voting Stock shall be in cash or in the same form as the Interested Stockholder has paid for shares of such class of Voting Stock within the two-year period ending on and including the date on which the Interested Stockholder became an Interested Stockholder (the "Determination Date"). If, within such two-year period, the Interested Stockholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration to be received per share by holders of shares of such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock acquired by the Interested Stockholder within such two-year period.

                (B) The aggregate amount of (x) the cash and (y) the Fair Market
                    Value, as of the date (the "Consummation Date") of the consummation of the Business Combination, of the consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the higher of the following (it being intended that the requirements of this subparagraph (2)(B) shall be required to be met with respect to all shares of Common Stock outstanding whether or not the Interested Stockholder has previously acquired any shares of Common Stock):

                    (i) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of Common Stock acquired by it within the two-year period immediately prior to the date of the first public announcement of the proposal of the Business Combination (the "Announcement Date") or in the transaction in which it became an Interested

                         Stockholder, whichever is higher, plus interest compounded annually from the Determination Date through the Consummation Date at the prime rate of interest of Citibank, N.A., New York, New York (or such other bank as may be selected by the Disinterested Directors), in effect from time to time, less the aggregate amount of any cash dividends paid, and the Fair Market Value of any dividends paid in other than cash, on each share of Common Stock from the Determination Date through the Consummation Date, in an amount up to but not exceeding the amount of interest so payable per share of Common Stock; or

                    (ii) the Fair Market Value per share of Common Stock on the
                         Announcement Date.

                (C) The aggregate amount of (x) the cash and (y) the Fair Market
                    Value, as of the Consummation Date, of the consideration other than cash to be received per share by holders of shares of any class, other than Common Stock, of outstanding Voting Stock shall be at least equal to the highest of the following (it being intended that the requirements of this subparagraph (2)(C) shall be required to be met with respect to every such class of outstanding Voting Stock, whether or not the Interested Stockholder has previously acquired any shares of a particular class of Voting Stock);

                    (i) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of such class of Voting Stock acquired by it within the two-year period immediately prior to the Announcement Date or in the transaction in which it became an Interested Stockholder, whichever is higher, plus interest compounded annually from the Determination Date through the Consummation Date at the prime rate of interest of Citibank, N.A., New York, New York (or such other bank as may be selected by the Disinterested Directors), in effect from time to time, less the aggregate amount of any cash dividends paid, and the Fair Market Value of any dividends paid in other than cash, on each share of such class of Voting Stock from the Determination Date through the Consummation Date in an amount up to but not exceeding the amount of interest so payable per share of such class of Voting Stock; or

                    (ii) the Fair Market Value per share of such class of Voting
                         Stock on the Announcement Date; or

                    (iii)the highest preferential amount per share to which the holders of shares of such class of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the corporation.

                (D) After such Interested Stockholder has become an Interested
                    Stockholder and prior to the consummation of such Business
                    Combination: (x) except as approved by a majority of the Disinterested Directors, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on any outstanding Preferred Stock; (y) there shall have been (i) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Disinterested Directors, and
                    (ii) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of Disinterested Directors; and (z) such Interested Stockholder shall have not become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder.

                (E) After such Interested Stockholder has become an Interested
                    Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder of the corporation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

                (F) A proxy or information statement describing the proposed
                    Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to all stockholders of the corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

       (c)  For the purposes of this Article TWELFTH:

            (1) A "person" shall mean any individual, firm, corporation or other entity.

            (2) "Interested Stockholder" shall mean any person (other than the corporation or any Subsidiary) who or which:

                (A) is the beneficial owner, directly or indirectly, of more than 10% of the voting power of the outstanding Voting Stock; or

                (B) is an Affiliate of the corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then-outstanding Voting Stock; or

                (C) is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by an Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended.

            (3) A person shall be a "beneficial owner" of any Voting Stock:

                (A) which such person or any of its Affiliates or Associates (as hereinafter defined) beneficially owns, directly or indirectly; or

                (B) which such person or any of its Affiliates or Associates has
                    (x) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (y) the right to vote pursuant to any agreement, arrangement or understanding; or

                (C) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

            (4) For the purposes of determining whether a person is an
                Interested Stockholder pursuant to subparagraph (2) of this paragraph (c), the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of subparagraph (3) of this paragraph (c), but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement, or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

            (5) "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on October 1, 1984.

            (6) "Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in subparagraph
                (2) of this paragraph (c), the term "subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the corporation.

            (7) "Disinterested Director" means any member of the Board of
                Directors of the corporation (the "Board") who is unaffiliated with the Interested Stockholder and was a member of the Board prior to the time that the Interested Stockholder became an Interested Stockholder, and any successor of a Disinterested Director who is unaffiliated with the Interested Stockholder and is recommended to succeed a Disinterested Director by a majority of Disinterested Directors then on the Board.

            (8) "Fair Market Value" means:  (x) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or, if no such quotations are available, the Fair Market Value on the date in question of a share of such stock as determined by the Board in good faith; and (y) in the case of property other than cash or stock, the Fair Market Value of such property on the date in question as determined by the Board in good faith.

            (9) In the event of any Business Combination in which the
                corporation survives, the phrase "consideration other than cash to be received" as used in subparagraphs (2)(A) and (2)(C) of paragraph (b) of this Article TWELFTH shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

                (i) A majority of the total number of Disinterested Directors
                    (whether or not there exist any vacancies in previously authorized directorships at the time any such determination as is hereinafter in this paragraph (d) specified is to be made by the Board) shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article TWELFTH, including, without limitation, (1) whether a person is an Interested Stockholder, (2) the number of shares of Voting Stock beneficially owned by any person, (3) whether a person is an Affiliate or Associate of another, (4) whether the applicable conditions set forth in subparagraph (2) of paragraph (b) have been met with respect to any Business Combination, and (5) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the corporation or any subsidiary in any Business Combination has, an aggregate Fair Market Value of $25,000,000 or more.

       (d) Nothing contained in this Article TWELFTH shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

    THIRTEENTH:    Notwithstanding any other provisions of this Restated
Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law or this Restated Certificate of Incorporation, the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of the Voting Stock, voting together as a single class, shall be required to alter, amend, repeal, or adopt any provision inconsistent with, the second through fifth paragraphs of Article EIGHTH, or Article ELEVENTH, Article TWELFTH, or this Article THIRTEENTH.

    FOURTEENTH:    To the fullest extent permitted by the Delaware General
Corporation Law, as it now exists or may hereafter be amended, a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this section by the stockholders of the corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or modification.

    This Restated Certificate of Incorporation was duly adopted by the Board of Directors in accordance with Section 245 of the General Corporation Law of the State of Delaware.

    IN WITNESS WHEREOF, said Southern Union Company has, on this 2nd day of July, 1992, caused this Certificate to be signed by Peter H. Kelley, its President, and attested by Dennis K. Morgan, its Secretary, and the corporate seal of said Southern Union Company to be affixed to this Certificate by the said Dennis K. Morgan.

                                             SOUTHERN UNION COMPANY
(Corporate Seal)

                                             By:  _____________________________
                                                  Peter H. Kelley
                                                  President

ATTEST:


By:  __________________________
     Dennis K. Morgan
     Secretary

STATE OF TEXAS  )
                ) ss:
COUNTY OF TRAVIS)


    On this _____ day of July, 1992, personally appeared before me, the undersigned, a Notary Public in and for said County, Peter H. Kelley, known to me to be the President of Southern Union Company, a Delaware corporation, who acknowledged that he signed this Restated Certificate of Incorporation (the "Certificate") as such officer for and on behalf of Southern Union Company, that his signing the Certificate was his free act and deed as such officer and was the free act and deed of Southern Union Company, and that the facts stated in the Certificate are true.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal at Austin, Texas this _____ day of July, 1992.


(Notarial Seal)


                              ___________________________________________
                              Notary Public in and for the State of Texas

                             SOUTHERN UNION COMPANY

            RELEVANT SECTIONS OF THE BY-LAWS (AS CURRENTLY IN EFFECT)

                            ARTICLE I - STOCKHOLDERS

     Section 2. SPECIAL MEETINGS. Special meetings of stockholders of the Company may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exists any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption) or by the holders of not less than a majority of the voting power of all of the then-outstanding shares of any class or series of capital stock of the Company entitled to vote generally in the election of directors. Any such special meeting shall be held at such time and such place, either within or without the State of Delaware, as designated in the call of such meeting. The business to be transacted at any such meeting shall be limited to that stated in the call and notice thereof.

                             ARTICLE II - DIRECTORS

     Section 2. NUMBER AND TERM OF OFFICE. Except as otherwise fixed by or pursuant to the provisions of Article FOURTH of the Company's Restated Certificate of Incorporation relating to the rights of the holders of the Company's Preferred Stock to elect additional directors under specified circumstances, the number of directors which shall constitute the whole Board of Directors shall be not less than five (5) nor more than nine (9). Within such limits, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exists any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption). Any decrease in the authorized number of directors shall not become effective until the expiration of the term of the directors whose directorships are being eliminated (as determined by the Board of Directors) unless, at the time of such decrease, there shall be vacancies on the Board of Directors which are being eliminated by the decrease. The Board of Directors shall be divided into three (3) classes serving for those initial terms as provided in Article EIGHTH of the Company's Restated Certificate of Incorporation. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders. Notwithstanding any provision of this Section 2 or Section 3 below, whenever the holders of the Company's Preferred Stock shall have the right to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies, and other features of directorships shall be governed by the terms of the Company's Restated Certificate of Incorporation applicable thereto.

     Section 3. FILLING OF VACANCIES. Subject to the rights of the holders of any class or series of any capital stock of the Company entitled to vote generally in the election of directors then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires. No decrease in the number of authorized directors constituting the entire Board of Directors shall shorten the term of any incumbent director.

     Section 15. EVALUATION OF BUSINESS COMBINATIONS. The Board of Directors of the Company, when evaluating any offer of another party to make a tender or exchange offer for any equity security of the Company or to otherwise effect a Business Combination (as defined in Article TWELFTH of the Company's Restated Certificate of Incorporation), shall, in connection with the exercise of its judgment as to what is in the best interests of the Company as a whole, be authorized to give due consideration to such factors as the Board of Directors determines to be relevant, including, without limitation:

        (i)    the interests of the Company's stockholders;

       (ii)    whether the proposed transaction violates federal or state law;

      (iii) an analysis of not only the consideration being offered in the proposed transaction, in relation to the then-current market price for the outstanding capital stock of the Company, but also in relation to the market for the capital stock of the Company over a period of years, the estimated price which might be achieved in a negotiated sale of the Company as a whole or in part or through orderly liquidation, the premiums over market price for the securities of other corporations in other similar transactions, current political, economic and other factors bearing on securities prices and the Company's financial condition and future prospects; and

       (iv) the social, legal and economic effects upon employees, suppliers, customers and others having similar relationships with the Company and the communities in which the Company conducts it business.

     In connection with any such evaluation, the Board of Directors is authorized to conduct its investigation and to engage in such legal proceedings as the Board of Directors may determine.

                      ARTICLE X - MISCELLANEOUS PROVISIONS

     Section 8. AMENDMENT OF BY-LAWS. The Stockholders, by the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class, or the Board of Directors, by the affirmative vote of a majority of the directors, may at any meeting, if the substance of the proposed amendment shall have been stated in the notice of meeting, amend, alter or repeal any of these By-Laws. Notwithstanding the foregoing, the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then-outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal, or adopt any provision inconsistent with, Section 2 of
Article I, Section 2 of Article II, Section 3 of Article II, or the second through the fifth paragraphs of Article EIGHTH, or Article ELEVENTH, Article TWELFTH, or Article THIRTEENTH of the Company's Restated Certificate of Incorporation of this sentence.

                                                                     APPENDIX B

                                                                [CONFORMED COPY]











                                    PROPOSED


                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                             SOUTHERN UNION COMPANY










                             Southern Union Company
                                  Austin, Texas

                   PROPOSED RESTATED CERTIFICATE OF INCORPORATION


  SOUTHERN UNION COMPANY, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

  1. The name of the corporation is Southern Union Company and the name under which the corporation was originally incorporated is Southern Union Utilities Company.

        The date of filing its original Certificate of Incorporation with the Secretary of State was December 13, 1932.

  2. This Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 242 and 245 of the Delaware General Corporation law.

  FIRST:    The name of the corporation is Southern Union Company.

  SECOND:    The name of the county and the city, town or place within the county in which the principal office or place of business of the corporation is to be located in the State of Delaware and the street and number of such principal office or place of business is: 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its Resident Agent is The Corporation Trust Company, and the address by street and number of said Resident Agent is 1209 Orange Street, City of Wilmington, State of Delaware.

  THIRD:    The nature of the business of the corporation or objects or purposes to be transacted, promoted or carried on by it are:

     (a) To mine for, prospect for, drill for, produce, store, refine, buy or in any manner acquire, convert or manufacture into its several products, and to market, sell, transport, and distribute natural gas, manufactured gas, artificial gas and/or liquefied petroleum gas, and any mixture or combination of any such gases, and any derivatives or products or residual products or manufactured products of such gases or any of them; to mine for, prospect for, drill for, produce, buy or in any manner acquire, refine, convert or manufacture into its several products, and to sell, market, distribute and transport petroleum and its derivatives, products and by-products and to construct, lay, purchase or in any manner acquire, and to own, hold, maintain and operate, and to sell, exchange, lease, encumber or in any manner dispose of works, buildings, pipe lines, mains, distribution systems, machinery, appliances, apparatus, facilities, rights, privileges, franchises, ordinances and all such real and personal property as may be necessary, useful or convenient in the production, acquisition, sale, storage, combustion, refining, manufacturing, conversion, transportation and marketing of natural gas, manufactured gas, artificial gas, liquefied petroleum gas and petroleum, or any of them, and the derivatives, products or by-products thereof, however derived;

     (b) To acquire, by purchase or otherwise, construct, lease, let, own, hold, sell, convey, equip, maintain, operate and otherwise deal in and with pipe lines, cars, vessels, tanks, tramways, refineries, reduction plants, land and interests in land and any and all other properties, conveyances, appliances, and apparatus for storing, transporting, distributing, marketing, converting, manufacturing, distilling, refining, reducing, preparing, or otherwise dealing in and with petroleum, gas, gasoline, liquefied petroleum gases, asphaltum, and any and all other minerals, metals and ores, and the derivatives, products and by-products thereof, however derived;

     (c) To carry on the general business of an electric light, heat and power company in all of its branches and to generate, buy or in any manner acquire, accumulate, distribute, market and supply electric current, light, heat and power to cities, towns, streets, buildings and places, both public and private, and to any consumer of electric energy for any purpose, and to construct, lay down, establish, fix, and to carry on the business of electrical and mechanical engineers, suppliers of electricity for the purpose of light, heat and power or otherwise; to manufacture or deal in things required for or capable of being used in connection with the generation, distribution, accumulation, sale, improvement and/or consumption of electricity;

     (d) To carry on the business of telephone, telegraph and/or cable company, and to establish, work, control, regulate, manage, maintain and operate telephone lines and exchanges and to transmit and facilitate the transmission of telephone, telegraph and/or cable communications and messages; to construct, equip, maintain, operate, lease and sell telephone, telegraph and cable lines and systems and all kinds of works, machinery, apparatus, conveniences and things capable of being used in connection with any of these objects;

     (e) To purchase, lease, or otherwise acquire, build, construct, erect, hold, own, improve, enlarge, maintain, operate, control, supervise, and manage, and to sell, lease, or otherwise dispose of water and waterworks for the purpose of supplying municipalities, corporations, and individuals with water for public, corporate, business, irrigation, or domestic use; to construct, purchase, lease or otherwise acquire, maintain, and operate dams, reservoirs, settling basins, irrigation systems, pumping stations, water towers, buildings, plants, machinery, distribution systems, mains, pipes, conduits, aqueducts, meters, and all other necessary apparatus, appliances, rights, permits and property used or useful or convenient for use in the acquisition, distribution, measurement, and sale of water;

     (f) To manufacture ice and to buy, sell and generally deal in artificial and/or natural ice both at wholesale and retail, to purchase or otherwise acquire and to sell or otherwise dispose of and maintain and operate ice manufacturing plants of all kinds and descriptions; to carry on and conduct the business of storage, cold storage, warehousing, refrigeration, freezing and all business necessarily or impliedly incidental thereto;

     (g) To carry on the business of sewage disposal and to purchase, lease or otherwise acquire, build, construct, erect, hold, own, improve, enlarge, maintain, operate, control, supervise and manage sewers and sewage disposal plants and systems for the purpose of furnishing sewer and sewage disposal services to municipalities, corporations, and individuals; and to own and acquire all necessary apparatus, appliances, rights, permits and property used or useful or convenient for use in connection therewith;

     (h) To acquire, own, construct, erect, lay down, manage, maintain, operate, enlarge, alter, work and use all such lands and interests in land, buildings, easements, gas, electric and other works, machinery, plant, stock, pipes, lamps, meters, fittings, motors, apparatus, appliances, materials and things, and to supply all such materials, products and things as may be necessary, incident or convenient in connection with the production, use, storage, manufacture, combustion, conversion, regulation, purification, measurement, supply and distribution of any of the products of the corporation;

     (i) To carry on and conduct a general utility management, servicing, operating, engineering and contracting business; to appraise, value, design, build, construct, enlarge, develop, improve, extend and repair light, heat, power, transmission and hydraulic plants, electrical works, machinery and appliances, telegraph and telephone lines, dams, reservoirs, canals, bridges, piers, docks, mines, shafts, tunnels, wells, water works, street railways, interurban railways, railways and buildings;

     (j) To engage in and conduct any one or more or all of the businesses classed as public utilities, particularly including but not limited to the businesses of supplying any one or more of the following, for employment in any manner for which the same may be employed, to wit: power and energy, in the form of electric current, as well as in every other form; heating from steam, hot water or otherwise; natural gas, manufactured gas, artificial gas and/or liquefied petroleum gas, ice, water, sewer, sewage disposal, telephone, telegraph or cable service, cold storage and warehousing;

     (k) To obtain the grant of, purchase, lease, or otherwise acquire any concessions, rights, options, patents, privileges, lands and interests therein, rights of way, sites, properties, undertakings or businesses, or any right, option or contract in relation thereto, and to perform, carry out and fulfill the terms and conditions thereof, and to carry the same into effect and to develop, maintain, lease, sell, transfer, dispose of and otherwise deal in and with the same;

     (l) To subscribe for, or cause to be subscribed for, buy, own, hold, purchase, receive, or acquire, and to sell, negotiate, guarantee, assign, deal in, exchange, transfer, mortgage, pledge or otherwise dispose of, shares of the capital stock, scrip, bonds, coupons, mortgages, debentures, debenture stock, securities, notes, acceptances, drafts and evidences of indebtedness issued or created by other corporations, joint stock companies or associations, whether public, private or municipal, or by any corporate or unincorporated body, or by any government or governmental subdivision or agency, and while the owner thereof, to possess and to exercise in respect thereof all the rights, powers and privileges of ownership, including the right to vote thereon; to guarantee the payment of dividends on any shares of the capital stock of any of the corporations, joint stock companies or associations in which the corporation has or may at any time have an interest, direct or indirect, and to become surety in respect of, endorse, or otherwise guarantee the payment of the principal of or interest on any scrip, bonds, coupons, mortgages, debentures, debenture stock, securities, notes, drafts, bills of exchange or evidence of indebtedness, issued or created by any such corporations, joint stock companies or associations; to become surety for or guarantee the carrying out and performance of any and all contracts, leases, and obligations of every kind of any corporations, joint stock companies, or associations and in particular of any corporation, joint stock company or association any of whose shares, scrip, bonds, coupons, mortgages, debentures, debenture stock, securities, notes, drafts, bills of exchange or evidence of indebtedness, are at any time held by or for the corporation, and to do any acts or things designed to protect, preserve, improve or enhance the value of any such shares, scrip, bonds, coupons, mortgages, debentures, debenture stock, securities, notes, drafts, bills of exchange or evidences of indebtedness;

     (m) To organize, incorporate, reorganize, finance, and to aid and assist, financially or otherwise, companies, corporations, joint stock companies, syndicates, partnerships and associations of all kinds, and to underwrite, subscribe for and endorse the bonds, stocks, securities, debentures, notes or undertakings of any such company, corporation, joint stock company, syndicate, partnership or asso-ciation, and to make any guarantee in connection therewith or otherwise for the payment of money or for the performance of any obligation or undertaking, and to do any and all things necessary or convenient to carry any of such purposes into effect; to buy, sell and otherwise deal in notes, open accounts and other similar evidences of debt, and to loan money and to take notes, open accounts and other similar evidences of debt as collateral security therefor and to charge any lawful rate of interest in connection therewith;

     (n) To improve, manage, develop, sell, assign, transfer, lease, mortgage, pledge, or otherwise dispose of or turn to account or deal with all or any part of the property of the corporation, and from time to time to vary any investment or employment of capital of the corporation;

     (o) To borrow money, and to make and issue notes, bonds, debentures, obligations and evidences of indebtedness of all kinds, whether secured by mortgage, pledge, or otherwise, without limit as to amount, and to secure the same by mortgage, pledge or otherwise; and generally to make and perform agreements and contracts of every kind and description;

     (p) To manufacture, buy, sell, deal in and to engage in, conduct and carry on the business of manufacturing, buying, selling, and dealing in goods, wares, and merchandise of every class and description;

     (q) To the same extent as natural persons might or could do, to purchase or otherwise acquire, and to hold, own, maintain, work, develop, sell, lease, exchange, hire, convey, mortgage or otherwise dispose of and deal in, lands and leaseholds, and any interest, estate and rights in real property, and any personal or mixed property, and any franchises, rights, licenses or privileges necessary, convenient or appropriate for any of the purposes herein expressed;

     (r) To apply for, obtain, register, purchase, lease or otherwise to acquire and hold, own, use, develop, operate and introduce, and to sell, assign, grant licenses, or territorial rights in respect to, or otherwise to turn to account or dispose of, any copyrights, trademarks, trade names, brands, labels, patent rights, letters patent of the United States or of any other country or government, inventions, improvements and processes, whether used in connection with or secured under letters patent or otherwise;

     (s) To do all and everything necessary, suitable and proper for the accomplishment of any of the purposes or the attainment of any of the objects or the furtherance of any of the powers hereinbefore set forth, either along or in association with other corporations, firms or corporations, firms or individuals, and to do every other act or acts, thing or things, incidental or appurtenant to or growing out of or connected with the aforesaid business or powers or any part or parts thereof, provided the same to be not inconsistent with the laws under which the corporation is organized;

     (t) The business or purpose of the corporation is from time to time to do any one or more of the acts and things hereinabove set forth, and it shall have power to conduct and carry on its said business, or any part thereof, and to have one or more offices, and to exercise all or any of its corporate powers and rights, in the State of Delaware, and in any one or more of the various other states, territories, colonies, dependencies of the United States, in the District of Columbia, and in all or any foreign countries.

  The foregoing clauses shall be construed both as objects and powers, and it is hereby expressly provided that the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the powers of the corporation and are in furtherance of, and in addition to, and not in limitation of the general powers conferred by the laws of the State of Delaware.

  FOURTH:    The total number of shares of all classes of stock which the corporation shall have authority to issue shall be 51,500,000 of which 1,500,000 shares shall be Cumulative Preferred Stock without par value (the "Preferred Stock"), and 50,000,000 shares shall be common stock of the par value of $1.00 per share (the "Common Stock").

  The following is a statement of certain of the designations, powers, preferences and relative, participating, voting, optional and other special rights, and of the qualifications, limitations and restrictions thereof, in respect of the stock of such classes, together with the grant of authority to the Board of Directors of the corporation to fix by resolution or resolutions, in respect of any series of the Preferred Stock, the remainder of the designations, powers, preferences and relative, participating, voting, optional and other special rights, and of the qualifications, limitations and restrictions thereof;

  (1) The Preferred Stock is senior to the Common Stock, and the Common Stock is junior to and subject to all rights and preferences of the Preferred Stock, to the extent and in the particulars hereinafter set forth or provided for in the resolution or resolutions of the Board of Directors with respect to the Preferred Stock adopted as herein authorized.

  (2) The Preferred Stock may be issued from time to time in one or more series in any manner permitted by law, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors pursuant to authority hereby vested in it, each series to be appropriately designated, prior to the issue of any shares thereof, by some distinguishing rate of dividend, number, letter or title. All shares of each series of Preferred Stock shall be alike in every particular (except as to the date from which dividends shall commence to accrue) and all shares of Preferred Stock shall be of equal rank and have the same powers, preferences, and rights and shall be subject to the same qualifications, limitations and restrictions, without distinction between the shares of different series thereof, except only in regard to the following particulars, which may be different in the different series:

     (a) the amount or amounts payable, together with accrued dividends to the date of distribution as hereinafter provided, to holders thereof upon any involuntary liquidation, dissolution or winding-up of the corporation (such amount or amounts, exclusive of such accrued dividends, being hereinafter referred to as the "Stated Value" of the shares in question), provided, however, that the aggregate Stated Value of all shares of Preferred Stock at any time outstanding shall not exceed $60,000,000;

     (b) the annual rate or rates of dividends payable on shares of such series and the dates from which such dividends shall commence to accrue;

     (c) the amount or amounts payable upon redemption thereof and, subject to applicable provisions of the Restated Certificate of Incorporation, as amended, the manner of effecting such redemption;

     (d) the preferential amount or amounts payable to holders thereof upon any voluntary liquidation, dissolution or winding-up of the corporation;

     (e) the provisions of any sinking, purchase and/or analogous funds, if any, with respect thereto (including provisions, if any, with respect thereto requiring the corporation to set aside funds with which to purchase and acquire shares thereof, or to attempt to purchase and acquire shares thereof, at prices not exceeding the redemption price from time to time applicable);

     (f) the terms and rates of conversion and/or exchange thereof, if convertible and/or exchangeable;

     (g) the provisions as to voting rights, if any, and/or as to other restrictions and limitations, if any, created for the benefit and protection of holders of Preferred Stock of one or more series, additional to provisions contained in this Article FOURTH for the benefit and protection of all holders of Preferred Stock; and

     (h) the provisions, if any, for reimbursement by the corporation to the holders of shares of one or more series, of the amount of certain taxes paid by them, to the extent it can do so from funds which at the time might be properly applied (under the laws of the State of Delaware and under the provisions of the Restated Certificate of Incorporation, as amended, and under resolutions of the Board of Directors adopted as herein authorized) to the payment of dividends on shares of the corporation ranking junior to the Preferred Stock as to dividends.

  The designations of each series of Preferred Stock and its terms, preferences, powers and rights and qualifications, limitations or restrictions thereof in respect of the foregoing particulars shall be fixed and determined by the Board of Directors in any manner permitted by law and stated in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors, pursuant to authority herein vested in it, before any shares of such series are issued (or, in the event of any change as contemplated by subparagraph (b) of Clause (7) of this Article FOURTH, after the issuance of such shares). Subject to the provisions of such resolution or resolutions the Board of Directors may from time to time increase the number of shares of any series of Preferred Stock already created by providing that unissued shares of Preferred Stock, or any shares of Preferred Stock of a different series reacquired or redeemed by the corporation and not then outstanding, shall constitute part of such series, and/or may decrease (but not below the number of shares thereof then outstanding) the number of shares of any series of Preferred Stock already created by providing that any unissued shares, or any shares reacquired or redeemed by the corporation and not then outstanding, previously assigned to such series shall no longer constitute part thereof, and/or may classify or reclassify any unissued Preferred Stock or any shares reacquired or redeemed by the corporation and not then outstanding, by fixing or altering the terms thereof in respect of any of the above-mentioned particulars and by assigning the same to an existing or newly created series from time to time before the issuance of such stock.

  (3) The Preferred Stock of each series shall be entitled to receive, and the corporation shall be bound to pay thereon, but only as and when declared by the Board of Directors, out of any assets, profits or funds of the corporation at the time legally available therefor, cumulative cash dividends at the annual rate which shall be fixed by the Board of Directors for such series as herein authorized, and no more, payable quarterly on the fifteenth days of March, June, September and December in each year. Such dividends shall be cumulative, shall be deemed to accrue from day to day regardless of whether or not earned or declared, and shall commence to accrue on each share of Preferred Stock either:

     (a) from such date, if any, as may be fixed by the Board of Directors prior to the issue thereof;

     (b) if no such date is fixed and if such shares shall be issued in the period following a dividend record date fixed for the series of which it is a part and up to and including the dividend payment date for which such record was taken, then from such dividend payment date; or

     (c) otherwise from the dividend payment date next preceding the date of issue of such share, or if such share shall be issued on a dividend payment date, from such dividend payment date.

  The corporation in making any dividend payment upon the Preferred Stock shall make dividend payments ratably upon all outstanding shares of Preferred Stock in proportion to the amount of the dividends accrued thereon to the date of such dividend payment. Accumulations of dividends shall not bear interest.

  In no event, so long as any Preferred Stock shall remain outstanding, shall any dividend whatsoever (other than a dividend payable in shares of stock of the corporation ranking junior to the Preferred Stock as to dividends and assets) be declared or paid upon, nor shall any distribution be made or ordered in respect of, the Common Stock or any other class of stock ranking junior to the Preferred Stock as to dividends or assets, nor shall any moneys

(other than the net proceeds received from the sale of stock ranking junior to the Preferred Stock as to dividends and assets) be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of shares of Common Stock or of any other class of stock ranking junior to the Preferred Stock as to dividends or assets, unless:

     (a) all dividends on all outstanding shares of Preferred Stock of all series for all past dividend periods shall have been paid and the full dividend on all outstanding shares of Preferred Stock of all series for the then current quarterly dividend period shall have been paid or declared and set apart for payment; and

     (b) the corporation shall have set aside all amounts, if any, theretofore required to be set aside as and for sinking, purchase and/or analogous funds, if any, for the Preferred Stock of all series.

  (4) The corporation, at the option of the Board of Directors, may at any time redeem the whole, or from time to time may redeem any part, of the Preferred Stock, by paying therefor in cash the amount fixed by the Board of Directors for redemption of shares of such series as herein authorized, such sum being hereinafter in this Clause (4) referred to as the "redemption price." If less than all of the outstanding shares of Preferred Stock are to be called for redemption, redemption may be made of the whole or any part of the outstanding shares of any one or more series, in the discretion of the Board of Directors, and if less than all outstanding shares of any series are to be redeemed, the shares to be redeemed shall be selected by whichever of the following methods the Board of Directors shall choose: by lot or pro rata in such manner as may be prescribed by resolution of the Board of Directors. Not more than sixty (60) days and not less than thirty (30) days prior to the redemption date, notice of the proposed redemption shall be mailed to the holders of record of the shares of Preferred Stock to be redeemed, such notice to be addressed to each such stockholder at his last known post office address shown on the records of the corporation and the time of mailing such notice shall be deemed to be the time of the giving thereof. On or after the date of redemption stated in such notice (sometimes referred to in this Clause
        (4) as the "redemption date"), each holder of shares of Preferred Stock called for redemption shall surrender his certificate(s) for such shares to the corporation (endorsed if required) at the place designated in such notice and shall thereupon be entitled to receive payment of the redemption price. In case less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If such notice of redemption shall have been given as aforesaid, and if on or before the redemption date funds necessary for the redemption shall have been set aside so as to be and continue available therefor, then, notwithstanding that the certificates representing any shares of Preferred Stock so called for redemption shall not have been surrendered, such shares shall not be deemed to be outstanding for any purpose, the dividends thereon shall cease to accrue after the redemption date, and all rights with respect to the shares so called for redemption shall forthwith after such redemption date cease and determine, except only the right of the holders of certificates issued to represent such shares to receive the redemption price without interest, upon endorsement, if required, and surrender of said certificates. If such notice of redemption of all or any part of the Preferred Stock shall have been mailed as aforesaid and the corporation shall thereafter deposit money for the payment of the redemption price pursuant thereto with any bank or trust company (referred to in this Clause (4) as to the "depository") in Dallas, Texas, or Chicago,

        Illinois, having a combined capital and surplus of not less than $2,000,000 selected by the Board of Directors for that purpose, to be applied to such redemption, then from and after the making of such deposit such shares shall not be deemed to be outstanding for any purpose and the rights of the holders of certificates issued to represent such shares shall be limited to the right to receive payment of the redemption price (without interest) from the depository upon endorsement, if required, and surrender of said certificates; provided, however, that no then existing right of conversion or exchange, if any, with respect to such shares shall be impaired by such deposit. Any moneys so deposited which shall not be required for such redemption because of the exercise of any such right of conversion or exchange subsequent to the date of such deposit and prior to the expiration of such right shall be returned to the corporation forthwith. The corporation shall be entitled to receive, from time to time, from the depository the interest, if any, allowed on such moneys deposited with it, and the holders of certificates issued to represent any shares so redeemed shall have no claim to any such interest. Any moneys so deposited and remaining unclaimed at the end of six (6) years from the redemption date shall, if thereafter requested by resolution of the Board of Directors, be repaid to the corporation, and in the event of such repayment to the corporation, such holders of certificates issued to represent the shares so called for redemption as shall not have made claim against such moneys prior to such repayment to the corporation shall be deemed to be unsecured creditors of the corporation for an amount equivalent to the amount deposited as the redemption price of such shares and so repaid to the corporation, but shall in no event be entitled to any interest.

        The corporation shall not at any time redeem, or purchase or otherwise acquire less than all of the shares of Preferred Stock at the time outstanding, unless full dividends with respect to all past dividend periods and for the current dividend period have been paid or declared and set apart for payment on all shares of the Preferred Stock then outstanding and not then to be redeemed, purchased or otherwise acquired by the corporation; provided, however, if the corporation has paid or declared and set apart for payment full dividends with respect to all past dividend periods on such shares, it shall not be required to pay or declare and set apart for payment dividends on such shares for any current dividend period during which it may redeem, purchase or otherwise acquire shares of Preferred Stock of any series, at prices not exceeding the redemption price then applicable to such series, in pursuance of any sinking, purchase and/or analogous fund for shares of such series.

        Subject only to any applicable provisions of law and of the Restated Certificate of Incorporation, as amended, and to limitations, if any, placed upon the exercise of such right by resolution or resolutions adopted by the Board of Directors providing for the issue of Preferred Stock, as herein authorized, the corporation shall have the right to purchase, hold, sell and transfer shares of its own stock of any class or series; provided, that no such shares shall be deemed to be outstanding for any purpose during any time that it belongs to or is held by the corporation.

        Shares of Preferred Stock of any particular series may also be subject to redemption through operation of any sinking or analogous fund created for such series, at the prices and under the terms and provisions fixed for such fund by the Board of Directors as herein authorized.

  (5) Upon any involuntary liquidation, dissolution or winding-up of the corporation, holders of the Preferred Stock of each series shall be entitled, before any distribution shall be made to the Common Stock or to any other class of stock ranking junior to the Preferred Stock as to dividends or assets, to be paid the Stated Value per share plus accrued dividends to the date of distribution; and upon any voluntary liquidation, dissolution or winding-up of the corporation, holders of the Preferred Stock of each series shall be entitled before any distribution shall be made to the Common Stock or to any other class of stock ranking junior to the Preferred Stock as to dividends or assets, to be paid the full preferential amount or amounts fixed by the Board of Directors for such series as herein authorized; but the Preferred Stock shall not be entitled to any further payment and any remaining net assets shall be distributed in accordance with the provisions hereinafter set forth in this Article FOURTH to the Common Stock. If upon such liquidation, dissolution or winding-up of the corporation, whether voluntary or involuntary, the net assets of the corporation shall be insufficient to permit the payment to holders of all outstanding shares of Preferred Stock of all series of the full preferential amounts to which they are respectively entitled as aforesaid, then the entire net assets of the corporation shall be distributed ratably to holders of all outstanding shares of Preferred Stock in proportion to the full preferential amount or amounts to which each such share is entitled as aforesaid. Neither a consolidation nor merger of the corporation with or into any other corporation or corporations, nor the sale, lease or exchange of all or substantially all of the assets of the corporation shall be deemed to be a liquidation, dissolution or winding-up within the meaning of this Article FOURTH.

  (6) Except as otherwise specifically provided in the Restated Certificate of Incorporation, as amended, or in the resolution or resolutions adopted by the Board of Directors, as herein authorized, or as otherwise expressly required by applicable law, the Preferred Stock shall not have any right to vote for the election of directors or for any other purpose:

        Provided, however, that if and whenever dividends on the Preferred Stock shall be in arrears and such arrearages shall aggregate an amount equal to at least six (6) quarterly dividends thereon, the Preferred Stock shall have the right, voting as a class, to elect two members of the Board of Directors of the corporation, and such right shall continue and be exercisable at each election of directors of the corporation until all arrearages in dividends on the Preferred Stock shall have been paid in full to holders of the Preferred Stock and the current quarterly dividend thereon for the current quarterly dividend period shall have been declared and set apart for payment, and thereupon all voting rights given by this proviso shall be divested from the Preferred Stock (subject, however to being at any time or from time to time similarly revived and divested). At any time after the holders of the Preferred Stock shall have thus become entitled to elect two members of the Board of Directors of the corporation, the Secretary of the corporation may, and upon the written request of holders of record of at least 10% in Stated Value of the Preferred Stock then out-standing addressed to him at the statutory office of the corporation in Delaware shall, call a special meeting of the holders of the Preferred Stock for the purpose of electing such two directors, to be held, within forty days of the receipt of such request, at the principal business office of the corporation, upon the notice then provided by law and the by-laws for the holding of special meetings of stockholders; provided, however, that the Secretary need not call any such special meeting at the request of such holders of Preferred Stock if a regular meeting of stockholders for the election of directors is to convene within ninety days after receipt by the Secretary of such request. If such special meeting is required to be called by the foregoing provisions but is not called by the Secretary within twenty days after receipt of such request, then the holders of record of 10% or more in Stated Value of the Preferred Stock then outstanding may designate in writing one of their number to call such meeting at the place and upon the notice above provided, and any person so designated shall have access to the stock books of the corporation for such purpose. At any such special meeting or at any regular meeting for the election of directors at which the holders of Preferred Stock shall be entitled to elect two directors as aforesaid, the holders of a majority in Stated Value of the then outstanding shares of Preferred Stock present in person or by proxy shall be sufficient to constitute a quorum for the election of such two directors, which shall be elected by vote of holders of Preferred Stock having a plurality in Stated Value. The persons so elected by holders of the Preferred Stock as directors, together with the directors elected by the Common Stock or any other class or classes of stock having voting rights for the election of directors, shall constitute the Board of Directors of the corporation. Concurrently with the first election of two (2) directors by holders of the Preferred Stock after any vesting of the voting right hereinabove provided for, the number of directors constituting the Board shall be increased by two (2), and concurrently with the divestment of such right, as aforesaid, the number of such directors shall be reduced by two (2) and any person theretofore elected pursuant to such right shall automatically cease to be a member of the Board of Directors. Holders of the Preferred Stock shall be entitled at any election of directors where they are authorized to vote, whether a special election called for their benefit or a regular election, to exercise with respect to the two directors to be elected by such holders cumulative voting rights, if and to the extent that cumulative voting rights are provided for all stockholders of the corporation elsewhere in the Restated Certificate of Incorporation, as amended.

        Provided, further, that any series of Preferred Stock shall have such additional voting rights, if any (in addition to the voting rights in this Article FOURTH given to all Preferred Stock), as shall be stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the corporation, as herein authorized, prior to the issuance of any shares of such series.

        If less than a quorum of the outstanding Preferred Stock shall be represented at any meeting at which holders of such stock have a right to vote by class on any matter, whether provided for by law or in the Restated Certificate of Incorporation, as amended, or in the resolution or resolutions adopted by the Board of Directors providing for issue of any such stock, as herein authorized, the meeting may, nevertheless, proceed to transact any business and to make any determination for the purpose of which a quorum exists, including the election by other stockholders of directors which such other stockholders are entitled to elect, and such meeting with respect to the Preferred Stock may be adjourned from time to time, by affirmative action of a majority of such stock represented in person or by proxy, until a quorum exists for the determination of any matter, including the election of directors, by holders of such Preferred Stock.

        While any of the Preferred Stock shall be outstanding the by-laws of the corporation shall be (and are by action of the stockholders) amended and supplemented to the extent necessary that such by-laws shall be consistent with provisions of the Restated Certificate of Incorporation, as amended, respecting voting rights of holders of the Preferred Stock and the exercise thereof, and similar provisions, if any, contained in the resolution or resolutions adopted by the Board of Directors as herein authorized.

        Except as otherwise expressly provided hereinabove in this Clause (6) and hereinbelow in Clauses (7) and (8) of this Article FOURTH with respect to the Preferred Stock and except as otherwise may be required by law or expressly provided in the resolution or resolutions adopted with respect to the Preferred Stock by the Board of Directors as herein authorized, the Common Stock shall have the exclusive rights to vote for the election of directors and on all other matters and questions. Each stockholder entitled to vote at any particular time on any matter or question shall have one vote on each such matter or question for each share of stock held of record by him and entitled to voting rights at the time such vote is taken, except that each holder of Preferred Stock so entitled to vote shall have one vote for each $100.00 in Stated Value of the shares of Preferred Stock so held by him (or in the corresponding fraction of one vote in the case of any holder of less than $100.00 in Stated Value).

        Whenever holders of the Preferred Stock shall have become and then remain entitled to vote upon any matter or question, and only then, they shall be entitled to receive notice of any stockholders' meeting to be held with respect to such matter or question.

        Except as provided hereinbelow in Clauses (7) and (8) of this Article FOURTH, one or more additional classes of stock may be authorized and the amount of the authorized stock of any class or classes of the corporation may be increased or decreased by the affirmative vote of the holders of a majority of the outstanding Common Stock of the corporation.

  (7) So long as any shares of the Preferred Stock are outstanding, the corporation shall not, without the affirmative vote at a meeting (the notice of which shall state the general character of the matters to be submitted thereat), or the written consent with or without a meeting, of the holders of at least 66-2/3% in Stated Value of the then outstanding shares of Preferred Stock:

        (a) authorize or create, or increase the authorized amount of, any additional class of stock ranking prior to or on a parity with the Preferred Stock as to dividends or assets; or authorize or create, or increase the authorized amount of, any class of stock or obligations convertible into or evidencing the right to purchase any class of stock ranking prior to or on a parity with the Preferred Stock as to dividends or assets;

        (b) amend, alter or repeal any of the rights, preferences or powers of the outstanding Preferred Stock stated and expressed in the Certificate of Incorporation, as amended, or in the resolution or resolutions of the Board of Directors, adopted as herein authorized, so as adversely to affect the rights, preferences or powers of the Preferred Stock or its holders; provided, however, that if any such amendment, alteration or repeal would adversely affect the rights, preferences or powers of outstanding shares of Preferred Stock of any particular series (one or more) without correspondingly affecting the rights, preferences or powers of the outstanding shares of all series, then a like vote or consent by the holders of at least 66-2/3% in Stated Value of the Preferred Stock of the affected series (one or more) at the time outstanding shall also be necessary for effecting or validating any such amendment, alteration or repeal;

        (c) sell, lease, or convey all, or substantially all, of its property or business; or voluntarily liquidate, dissolve or wind up its business;

        (d) effect the merger or consolidation of the corporation into or with any other corporation, or the merger of any other corporation into the corporation, unless the corporation resulting from or surviving such merger or consolidation will upon consummation of such merger or consolidation have no class of stock and no other securities, either authorized or outstanding, ranking prior to or on a parity with the Preferred Stock, except the same number of shares (or aggregate par value or Stated Value) of stock and the same principal amount of other securities with the same rights and preferences as the stock and other securities of the corporation respectively authorized and outstanding immediately preceding such merger or consolidation and unless each holder of the Preferred Stock immediately preceding such merger or consolidation shall receive or retain the same number of shares (or aggregate par value or Stated Value) of stock with the same rights and preferences of the resulting or surviving corporation.

  (8) So long as any shares of Preferred Stock are outstanding, the corporation shall not, without the affirmative vote at a meeting (the notice of which shall state the general character of the matters to be submitted thereat) or the written consent with or without a meeting, of the holders of at least a majority in Stated Value of the then-outstanding shares of Preferred Stock, increase the authorized amount of Preferred Stock, or decrease the authorized amount of Preferred Stock.

  (9) Subject to all of the rights of the Preferred Stock, dividends may be paid upon the Common Stock as and when declared by the Board of Directors.

  (10) Dividends upon the stock of the corporation of any class shall be payable only out of assets, profits or funds of the corporation at the time legally available therefor, and only when and as declared by the Board of Directors. The Board of Directors shall have power to determine whether any, and, if any, what part of such available assets, profits or funds shall be declared as dividends and paid to its stockholders; and all rights of holders of stock of the corporation of any class in respect of dividends shall be subject to the power of the Board of Directors so to do.

  (11) The following terms, wherever used in this Article FOURTH, or in any resolution or resolutions heretofore or hereafter adopted by the Board of Directors as herein authorized, shall be deemed to have the following meanings.

        "Paid", whenever used with reference to dividends on any class or series of the corporation's stock shall mean paid in fact or tendered (including payment or tender by check or draft drawn by the corporation or its dividend paying agent) to holders of the stock entitled to receive such dividends, or set apart for payment to and made available to or subject to claim by such holders, irrespective of inability of the corporation or its paying agent to effect delivery of such dividends or of failure or refusal on the part of such holders, or any one or more of them, to reduce such dividends to possession.

        "Accrued dividends" or "dividends accrued", whenever used with reference to the Preferred Stock or any series thereof shall be deemed to mean an amount which shall be equal to dividends thereon at the rate per annum fixed by the Board of Directors as herein authorized for a particular series, computed from the date on which such dividends began to accrue on such shares to the date to which dividends are stated to accrue, less the aggregate amount of dividends theretofore and on such date paid thereon.

        "Board of Directors", when not otherwise specified, shall mean the Board of Directors of Southern Union Company at the time elected and acting.

        "Subsidiary" shall mean any corporation of which more than fifty per cent (50%) of the outstanding stock (other than directors' qualifying shares, if any) having by the terms thereof ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by the corporation, or by any subsidiary, or by the corporation and any one or more subsidiaries.

        "Consolidated subsidiary" shall mean any subsidiary the accounts of which shall have been consolidated with those of the corporation in the financial statements in the latest annual report of the corporation to its stockholders or, if not so consolidated, the accounts of which are proposed by the corporation to be consolidated with its own accounts in the financial statements in the next succeeding annual report of the corporation to its stockholders.

        "Consolidated net income of the corporation and its consolidated subsidiaries" shall mean the balance remaining after deducting from the consolidated earnings and other income and profits of the corporation and its consolidated subsidiaries (including non-operating profits, but excluding any gain or loss realized upon the sale or other disposition of fixed property or other capital assets not made in the ordinary course of business and also upon the acquisition, redemption or retirement or sale of the securities of the corporation or of any consolidated subsidiary) all expenses and charges of every proper character, including interest, amortization of debt discount and expense, provision for all taxes (except and excluding taxes on account of any gain excluded above), adequate provision for depreciation, depletion and obsolescence, amounts appropriated under any plan of the corporation or of any consolidated subsidiary for extra compensation for, or pension to, officers and employees, dividends accrued on preferred stock of consolidated subsidiaries not owned by the corporation or another consolidated subsidiary, provision for net earnings applicable to all minority interests in common stock of consolidated subsidiaries, and proper reserves determined in good faith by the Board of Directors of the corporation or of a consolidated subsidiary, as the case may be, in its discretion, all based upon a statement of income and profit and loss consolidating the accounts of the corporation and its consolidated subsidiaries prepared in accordance with generally accepted principles of accounting.

        "Consolidated net income available for interest of the corporation and its consolidated subsidiaries" shall be determined in the same manner as "consolidated net income of the corporation and its consolidated subsidiaries" except that (1) no deduction shall be made for interest paid on funded debt, (2) if any property of the corporation or of a consolidated subsidiary shall have been acquired by it during any period for which such determination is made or shall be so acquired before or contemporaneously with the issuance of additional stock then proposed to be issued, the net income from such property during the period, or such part thereof as shall have preceded acquisition by the corporation or its consolidated subsidiary, as the case may be, to the extent not otherwise included, shall be included as a part of the consolidated net income of the corporation and its consolidated subsidiaries computed in the same manner as specified above except that federal taxes with respect to income from such property shall be adjusted as if such property had been owned by the corporation or its consolidated subsidiary during the entire period in question, and (3) if within such period or prior to or contemporaneously with the issuance of the additional stock, the corporation or a consolidated subsidiary shall have disposed of any property, voluntarily or through exercise of eminent domain or otherwise, then the net income (estimated, if necessary) from such property for the whole of the period in question shall be excluded from the consolidated net income of the corporation and its consolidated subsidiaries in such computation and federal taxes with respect to income shall be adjusted in making such computation as if such property had been disposed of prior to the period in question.

        "Funded debt" shall mean indebtedness which by its terms matures more than one year from the date of its creation.

  FIFTH:    The corporation is to have perpetual existence.

  SIXTH:    The private property of the stockholders of the corporation shall not be subject to the payment of corporate debts to any extent whatever.

  SEVENTH:    At all elections of directors of the corporation, each
stockholder having a right to vote thereupon shall be entitled to as many votes as shall equal the number of his shares of stock then having voting rights multiplied by the number of directors to be elected by the class of stockholders to which he belongs, and he may cast all of such votes for a single director or may distribute them among the number to be voted for by such class of stockholders, or any two or more of them as he may see fit.

  EIGHTH:    The following additional provisions are inserted for the
management of the business and for the conduct of the affairs of the corporation and for the creation, definition, limitation and regulation of the powers of the corporation, the directors and stockholders:

  Except as otherwise fixed by or pursuant to the provisions of Article FOURTH of the Restated Certificate of Incorporation relating to the rights of the holders of the Preferred Stock to elect additional directors under specified circumstances, the number of directors which shall constitute the whole Board of Directors shall be not less than five (5) nor more than thirteen (13). Within such limits, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption). At the special meeting of stockholders at which this paragraph is adopted, the directors shall be divided into three classes, designated Class I, Class II and Class III (which at all times shall be as nearly equal in number as possible), with the term of office of Class I directors to expire at the 1985 annual meeting of stockholders, the term of office of Class II directors to expire at the 1986 annual meeting of stockholders, and the term of office of Class III directors to expire at the 1987 annual meeting of stockholders. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.

  Subject to the rights of the holders of any class or series of capital stock of the corporation entitled to vote generally in the election of directors (hereinafter referred to as the "Voting Stock") then outstanding, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the Voting Stock, voting together as a single class. Except as may otherwise be provided by law, cause for removal shall be construed to exist only if the director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal, or has been adjudged by a court of competent jurisdiction to be liable for negligence, or misconduct, in the performance of his duty to the corporation in a matter of substantial importance to the corporation, and such adjudication is no longer subject to direct appeal.

  Subject to the rights of the holders of any class or series of the Voting Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires. No decrease in the number of authorized directors constituting the entire Board of Directors shall shorten the term of any incumbent director.

  Notwithstanding the foregoing, whenever the holders of the Preferred Stock shall have the right to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies, and other fea-tures of such directorships shall be governed by the terms of this Restated Certificate of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article unless expressly pro-vided by such terms.

  Subject to the voting rights of the Preferred Stock as in Article FOURTH hereof provided and to any voting rights created for the benefit of any series of Preferred Stock by any resolution or resolutions of the Board of Directors providing for the issue of Preferred Stock adopted as authorized in said Article, the Board of Directors shall also have power, without the assent or vote of the stockholders, from time to time:

  (1)   to fix the times for the declaration and payment of dividends;

  (2) to fix and vary the amount to be reserved as working capital or for any other proper purpose or purposes;

  (3) to authorize and cause to be executed mortgages and liens upon all the property and assets of the corporation, or any part thereof, whether at the time owned or thereafter acquired, upon such terms and conditions as it may determine;

  (4) to determine the use and disposition of any surplus or net assets in excess of capital;

  (5) to make and alter by-laws of the corporation, subject to the right of the stockholders to make and alter by-laws of the corporation; provided, however, that the directors shall not modify or repeal any by-law hereafter made by the stockholders;

  (6) to pay for, in cash or property, any property or rights acquired by the corporation or to authorize the issue and exchange therefor of shares of the capital stock of the corporation or bonds, debentures, notes or other obligations or other securities of the corporation, whether secured or unsecured; and

  (7) to borrow or otherwise raise moneys, without limit to amount, for any of the purposes of the corporation; to authorize the issue of bonds, debentures, notes or other obligations of the corporation, of any nature or in any manner, secured or unsecured, for moneys so borrowed; to authorize the creation of mortgages upon, or the pledge or conveyance or assignment in trust of, the whole or any part of the property and assets of the corporation, real or personal, whether at the time owned or thereafter acquired, including contracts, choses in action and other rights, to secure the payment of any bonds, debentures, or notes or other obligations of the corporation and the interest thereon; and to authorize the sale or pledge or other disposition of the bonds, debentures, notes or other obligations of the corporation for its corporate purposes.

  The Board of Directors shall also have power, with the consent in writing of the holders of a majority of the stock issued and outstanding having voting power, or upon the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power, to sell, lease, or exchange all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions as the Board of Directors deems expedient and for the best interests of the corporation; subject, however, to the voting rights of the Preferred Stock as in Article FOURTH hereof provided and to any voting rights created for the benefit of any series of Preferred Stock by any resolution or resolutions of the Board of Directors providing for the issue of Preferred Stock adopted as in Article FOURTH hereof authorized.

  In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation, subject, nevertheless, to the provisions of the statutes of Delaware, of the Restated Certificate of Incorporation, and amendments thereto, and other contracts of the corporation, and by-laws.

  NINTH:    No stockholder shall be entitled as a matter of right to subscribe for, purchase or receive any shares of the stock or any rights or options of the corporation which it may issue or sell, whether out of the number of shares authorized by this Restated Certificate of Incorporation, or by any amendment thereof, or out of the shares of stock of the corporation acquired by it after the issuance thereof, nor shall any stockholder be entitled as a matter of right to purchase or subscribe for or receive any bonds, debentures, or other obligations which the corporation may issue or sell that shall be convertible into or exchangeable for stock or to which shall be attached or appertain any warrant or warrants or other instrument or instruments that shall confer upon the holder or owner of such obligations the right to subscribe for or purchase from the corporation any shares of its capital stock. But all such additional issues of stock, rights or options, or of bonds, debentures, or other obligations convertible into or exchangeable for stock or to which warrants shall be attached or appertain or which shall confer upon the holder the right to subscribe for or purchase any shares of stock, may be issued and disposed of by the Board of Directors to such persons and upon such terms as in its absolute discretion it may deem advisable.

  TENTH:    The minimum amount of capital with which the corporation will commence business is One Thousand and No/100 Dollars ($1,000.00).

  ELEVENTH:    Any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly called annual or special meeting of stockholders of the corporation and may not be effected by any consent in writing by such stockholders. Special meetings of stockholders of the corporation may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption) or by the holders of not less than a majority of the voting power of all of the then-outstanding shares of Voting Stock.

  TWELFTH:    To the fullest extent permitted by the Delaware General
Corporation Law, as it now exists or may hereafter be amended, a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this section by the stockholders of the corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or modification.

  This Restated Certificate of Incorporation was duly adopted by the Board of Directors in accordance with Section 245 of the General Corporation Law of the State of Delaware.

  IN WITNESS WHEREOF, said Southern Union Company has, on this ____ day of May, 1994, caused this Certificate to be signed by Peter H. Kelley, its President, and attested by Dennis K. Morgan, its Secretary, and the corporate seal of said Southern Union Company to be affixed to this Certificate by the said Dennis K. Morgan.

                                     SOUTHERN UNION COMPANY
(Corporate Seal)

                                     By:_______________________________
                                          Peter H. Kelley
                                          President

ATTEST:


By:____________________________
  Dennis K. Morgan
  Secretary

 STATE OF TEXAS )
                ) ss:
COUNTY OF TRAVIS)


  On this ____ day of May, 1994, personally appeared before me, the undersigned, a Notary Public in and for said County, Peter H. Kelley, known to me to be the President of Southern Union Company, a Delaware corporation, who acknowledged that he signed this Restated Certificate of Incorporation (the "Certificate") as such officer for and on behalf of Southern Union Company, that his signing the Certificate was his free act and deed as such officer and was the free act and deed of Southern Union Company, and that the facts stated in the Certificate are true.

  IN WITNESS WHEREOF, I have hereunto set my hand and seal at Austin, Texas this ____ day of May, 1994.


(Notarial Seal)


                                    ___________________________________________
                                    Notary Public in and for the State of Texas

                             SOUTHERN UNION COMPANY

          RELEVANT SECTIONS OF THE BY-LAWS (AS PROPOSED TO BE AMENDED)

                            ARTICLE I - STOCKHOLDERS

     Section 2. SPECIAL MEETINGS. Special meetings of stockholders of the Company may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exists any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption) or by the holders of not less than a majority of the voting power of all of the then-outstanding shares of any class or series of capital stock of the Company entitled to vote generally in the election of directors. Any such special meeting shall be held at such time and such place, either within or without the State of Delaware, as designated in the call of such meeting. The business to be transacted at any such meeting shall be limited to that stated in the call and notice thereof.

                             ARTICLE II - DIRECTORS

     Section 2. NUMBER AND TERM OF OFFICE. Except as otherwise fixed by or pursuant to the provisions of Article FOURTH of the Company's Restated Certificate of Incorporation relating to the rights of the holders of the Company's Preferred Stock to elect additional directors under specified circumstances, the number of directors which shall constitute the whole Board of Directors shall be not less than five (5) nor more than thirteen (13). Within such limits, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exists any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption). Any decrease in the authorized number of directors shall not become effective until the expiration of the term of the directors whose directorships are being eliminated (as determined by the Board of Directors) unless, at the time of such decrease, there shall be vacancies on the Board of Directors which are being eliminated by the decrease. The Board of Directors shall be divided into three (3) classes serving for those initial terms as provided in Article EIGHTH of the Company's Restated Certificate of Incorporation. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders. Notwithstanding any provision of this Section 2 or Section 3 below, whenever the holders of the Company's Preferred Stock shall have the right to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies, and other features of directorships shall be governed by the terms of the Company's Restated Certificate of Incorporation applicable thereto.

     Section 3. FILLING OF VACANCIES. Subject to the rights of the holders of any class or series of any capital stock of the Company entitled to vote generally in the election of directors then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires. No decrease in the number of authorized directors constituting the entire Board of Directors shall shorten the term of any incumbent director.

     Section 15. EVALUATION OF BUSINESS COMBINATIONS. The Board of Directors of the Company, when evaluating any offer of another party to make a tender or exchange offer for any equity security of the Company or to otherwise effect a Business Combination, shall, in connection with the exercise of its judgment as to what is in the best interests of the Company as a whole, be authorized to give due consideration to such factors as the Board of Directors determines to be relevant, including, without limitation:

        (i)    the interests of the Company's stockholders;

       (ii)    whether the proposed transaction violates federal or state law;

      (iii) an analysis of not only the consideration being offered in the proposed transaction, in relation to the then-current market price for the outstanding capital stock of the Company, but also in relation to the market for the capital stock of the Company over a period of years, the estimated price which might be achieved in a negotiated sale of the Company as a whole or in part or through orderly liquidation, the premiums over market price for the securities of other corporations in other similar transactions, current political, economic and other factors bearing on securities prices and the Company's financial condition and future prospects; and

       (iv) the social, legal and economic effects upon employees, suppliers, customers and others having similar relationships with the Company and the communities in which the Company conducts it business.

     In connection with any such evaluation, the Board of Directors is authorized to conduct its investigation and to engage in such legal proceedings as the Board of Directors may determine.

                      ARTICLE X - MISCELLANEOUS PROVISIONS

     Section 8. AMENDMENT OF BY-LAWS. The Stockholders, by the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class, or the Board of Directors, by the affirmative vote of a majority of the directors, may at any meeting, if the substance of the proposed amendment shall have been stated in the notice of meeting, amend, alter or repeal any of these By-Laws.

                             SOUTHERN UNION COMPANY

                      DIRECTORS' DEFERRED COMPENSATION PLAN

                                TABLE OF CONTENTS
                                -----------------


                                                                            PAGE
                                                                            ----
INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE 1      DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . .   1

               1.1   Account . . . . . . . . . . . . . . . . . . . . . . . .   1
               1.2   Beneficiary . . . . . . . . . . . . . . . . . . . . . .   1
               1.3   Benefits Committee. . . . . . . . . . . . . . . . . . .   2
               1.4   Deferral Contribution . . . . . . . . . . . . . . . . .   2
               1.5   Director. . . . . . . . . . . . . . . . . . . . . . . .   2
               1.6   Director's Fees . . . . . . . . . . . . . . . . . . . .   2
               1.7   Matching Contribution . . . . . . . . . . . . . . . . .   2
               1.8   Participant . . . . . . . . . . . . . . . . . . . . . .   2
               1.9   Plan. . . . . . . . . . . . . . . . . . . . . . . . . .   2
               1.10  1993 Plan Year; Plan Year . . . . . . . . . . . . . . .   2
               1.11  Revenue Procedure 92-65 . . . . . . . . . . . . . . . .   2
               1.12  Southern Union. . . . . . . . . . . . . . . . . . . . .   2
               1.13  Southern Union Stock. . . . . . . . . . . . . . . . . .   2
               1.14  Year of Vesting Service . . . . . . . . . . . . . . . .   3

ARTICLE 2      PARTICIPATION . . . . . . . . . . . . . . . . . . . . . . . .   3

ARTICLE 3      CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . .   3

               3.1   Director Deferral Contributions . . . . . . . . . . . .   3
               3.2   Southern Union's Matching Contributions . . . . . . . .   4

ARTICLE 4      PARTICIPANT ACCOUNTS. . . . . . . . . . . . . . . . . . . . .   4

ARTICLE 5      VESTING . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

               5.1   Vesting Schedule. . . . . . . . . . . . . . . . . . . .   4
               5.2   Forfeitures . . . . . . . . . . . . . . . . . . . . . .   5

ARTICLE 6      DISTRIBUTIONS; SHAREHOLDER APPROVAL . . . . . . . . . . . . .   5

               6.1   Distribution Event. . . . . . . . . . . . . . . . . . .   5
               6.2   Shareholder Approval. . . . . . . . . . . . . . . . . .   6
               6.3   Unforeseeable Emergency . . . . . . . . . . . . . . . .   6
               6.4   Investment Intent . . . . . . . . . . . . . . . . . . .   7
               6.5   Issuance of Certificates; Legends . . . . . . . . . . .   8

ARTICLE 7      PARTICIPANTS' RIGHTS. . . . . . . . . . . . . . . . . . . . .   8

ARTICLE 8      ANTIALIENATION. . . . . . . . . . . . . . . . . . . . . . . .   9



ARTICLE 9      UNFUNDED STATUS . . . . . . . . . . . . . . . . . . . . . . .   9

ARTICLE 10     PLAN ADMINISTRATION . . . . . . . . . . . . . . . . . . . . .  10

               10.1  Powers and Duties . . . . . . . . . . . . . . . . . . .  10
               10.2  Consultants . . . . . . . . . . . . . . . . . . . . . .  10

ARTICLE 11     AMENDMENT AND TERMINATION . . . . . . . . . . . . . . . . . .  10

               11.1  Amendment . . . . . . . . . . . . . . . . . . . . . . .  10
               11.2  Termination . . . . . . . . . . . . . . . . . . . . . .  10

ARTICLE 12     GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . .  11

               12.1  Governing Law . . . . . . . . . . . . . . . . . . . . .  11
               12.2  Captions. . . . . . . . . . . . . . . . . . . . . . . .  11
               12.3  Facility of Payment . . . . . . . . . . . . . . . . . .  11
               12.4  Withholding . . . . . . . . . . . . . . . . . . . . . .  11
               12.5  Administrative Expenses . . . . . . . . . . . . . . . .  11
               12.6  Severability. . . . . . . . . . . . . . . . . . . . . .  11
               12.7  Liability . . . . . . . . . . . . . . . . . . . . . . .  12
               12.8  Binding Effect. . . . . . . . . . . . . . . . . . . . .  12
               12.9  Construction. . . . . . . . . . . . . . . . . . . . . .  12

                             SOUTHERN UNION COMPANY

                      DIRECTORS' DEFERRED COMPENSATION PLAN



                                  INTRODUCTION

               WHEREAS, Southern Union Company ("Southern Union") desires to provide rewards and incentives, under the provisions of the Southern Union Company Directors' Deferred Compensation Plan (the "Plan"), as set forth herein, to its directors who contribute to the success of Southern Union;

               WHEREAS, it is the intention of Southern Union that the Plan will be considered to be unfunded for all purposes, including tax purposes;

               NOW, THEREFORE, effective June 1, 1993, Southern Union hereby adopts the Plan set forth in this document.


                                    ARTICLE 1

                                   DEFINITIONS

               Where the following words and phrases appear in the Plan, they shall have the meanings specified below unless a different meaning is clearly required by the context.

               1.1 ACCOUNT. THE term "Account" refers to the separate account maintained for each Participant under the provisions of Article 4, to which the Participant's Deferral Contributions and Southern Union's Matching Contributions, as well as income, gains and losses with respect to all such Contributions are credited.

               1.2 BENEFICIARY. The term "Beneficiary" refers to the person or persons that the Participant designates in writing to receive a benefit hereunder at the time of the Participant's death. If the Participant fails to make such written designation and the Participant is not married at the time of his death, the term "Beneficiary" refers to the executor or administrator of the Participant's estate. If the Participant fails to make such written designation and the Participant is married at the time of his death, the term "Beneficiary" refers to the Participant's spouse (or the executor or administrator of the estate of the Participant's spouse should the spouse be married to the Participant at the time of the Participant's death but die prior to receiving the benefit to which the spouse would have been entitled had the spouse survived).

               1.3 BENEFITS COMMITTEE. The term "Benefits Committee" refers to the Southern Union Benefits Committee which is made up of individuals appointed by the Board of Directors of Southern Union, as it exists from time to time. Any action (including but not limited to decisions, determinations and interpretations) that may be taken by the Benefits Committee under the Plan may be taken by the Secretary of the Benefits Committee on behalf of the Benefits Committee.

               1.4 DEFERRAL CONTRIBUTION. The term "Deferral Contribution" refers to the amount that a Participant elects to defer under the provisions of
Section 3.1 and that is credited to the Participant's Account.

               1.5 DIRECTOR. The term "Director" refers to each director of Southern Union.

               1.6 DIRECTOR'S FEES. The term "Director's Fees" refers to the fees that Southern Union pays to each of its Directors for services as Directors.

               1.7 MATCHING CONTRIBUTION. The term "Matching Contribution" refers to the amount that Southern Union credits to a Participant's Account under the provisions of Section 3.2.

               1.8 PARTICIPANT. The term "Participant" refers to a Director who elects to make a Deferral Contribution under the provisions of Section 3.1 and for whom an Account is maintained under the provisions of Article 4.

               1.9 PLAN. The term "Plan" refers to the Southern Union Company Directors' Deferred Compensation Plan.

               1.10 1993 PLAN YEAR; PLAN YEAR. The term "1993 Plan Year" shall refer to the seven-month period beginning on June 1, 1993 (the effective date of the Plan) and ending on December 31, 1993. The term "Plan Year" shall refer to the 1993 Plan Year and to each subsequent calendar year beginning on or after January 1, 1994.

               1.11 REVENUE PROCEDURE 92-65. The term "Revenue Procedure 92-65" refers to Internal Revenue Service Revenue Procedure 92-65, 1992-33 I.R.B. 16.

               1.12 SOUTHERN UNION. The term "Southern Union" refers to Southern Union Company, a corporation existing under the laws of the State of Delaware.

               1.13 SOUTHERN UNION STOCK. The term "Southern Union Stock" refers to shares of common stock of Southern Union.

               1.14 YEAR OF VESTING SERVICE. A Participant shall receive credit for a "Year of Vesting Service" for each full 12-month period during which he serves as a Director of Southern Union. A Participant's Years of Vesting Service shall be determined based on the Participant's period of service as a Director of Southern Union without regard to the number of hours that the Participant devotes to his service as a Director and without regard to whether the Participant's period or periods of service as a Director are contiguous. In calculating Years of Vesting Service, a Participant shall receive credit for periods of service as a Director of Southern Union prior to the establishment of this Plan.


                                    ARTICLE 2

                                  PARTICIPATION

               Each Director of Southern Union who is not an employee of Southern Union shall be eligible to participate in the Plan.


                                    ARTICLE 3

                                  CONTRIBUTIONS

               3.1 DIRECTOR DEFERRAL CONTRIBUTIONS. For the 1993 Plan Year, each Director may elect, in his sole discretion and on or before June 30, 1993, to defer all or any percentage of each payment of the Director's Fees payable to him for services rendered beginning July 1, 1993 and ending December 31, 1993. For Plan Years subsequent to the 1993 Plan Year, each Director may elect, in his sole discretion and at least six months prior to the commencement of the Plan Year, to defer all or any percentage of each payment of the Director's Fees payable to him for services rendered in the Plan Year. A Participant may elect a Deferral Contribution under the provisions of this Section 3.1 by giving written notice to Southern Union, which notice (a) must be received by Southern Union within the time periods set forth above in this Section 3.1, (b) must be in the form attached hereto as EXHIBIT A and otherwise in accordance with the Plan, and (c) must set forth the Participant's irrevocable election as to the percentage of each payment of his Director's Fees to be deferred in accordance with this Section 3.1. The percentage of his Director's Fees that a Participant elects to defer under this Section 3.1 shall be deducted from each payment of his Director's Fees that he receives (a) for services rendered beginning July 1, 1993 and ending December 31, 1993 for the 1993 Plan Year, and (b) for services rendered in the Plan Year to which the election relates for Plan Years subsequent to the 1993 Plan Year. A Participant's Deferral

Contributions under this Section 3.1 shall be credited to the Participant's Account as soon as administratively feasible following the date that such Deferral Contributions are deducted from the Director's Fees of the Participant under this Section 3.1.

               3.2 SOUTHERN UNION'S MATCHING CONTRIBUTIONS. As soon as administratively feasible following each date that Participant Deferral Contributions are credited to the Participant's Accounts under Section 3.1, Southern Union shall credit to the Account of each Participant who defers a portion of his Director's Fees as a Deferral Contribution under the provisions of Section 3.1 3.1, 50 percent of the first seven percent of the Participant's Director's Fees, to the extent that the Participant elects to defer such first seven percent of his Director's Fees as a Deferral Contribution under the provisions of Section 3.1 3.1, with respect to each of the Director's Fees payable to the Participant (a) for services rendered beginning July 1, 1993 and ending December 31, 1993 for the 1993 Plan Year, and (b) for services rendered in the Plan Year to which the election relates for Plan Years subsequent to the 1993 Plan Year. Southern Union's Matching Contributions with respect to a Participant's Deferral Contributions shall be made in the form of Southern Union Stock.


                                    ARTICLE 4

                              PARTICIPANT ACCOUNTS

               A separate Account shall be established and maintained for each Participant and shall reflect the elected Deferral Contributions that are credited to a Participant's Account under the provisions of Section 3.1, Southern Union's Matching Contributions that are credited to a Participant's Account under the provisions of Section 3.2, and all income, gains and losses from time to time credited with respect to such amounts.


                                    ARTICLE 5

                                     VESTING

               5.1 VESTING SCHEDULE. Subject to the provisions of Article 7, that portion of a Participant's Account that is attributable to the Participant's Deferral Contributions deferred under the provisions of Section
3.1 and to the income, gains and losses with respect thereto shall be 100 percent vested at all times. Subject to the provisions of Section 6.1, Article 7 and Section 11.2, that portion of a Participant's Account that is attributable to Southern

Union's Matching Contributions that are credited to the Participant's Account under the provisions of Section 3.2 and to the income, gains and losses with respect thereto shall vest, based on the Participant's Years of Vesting Service, as defined in Section 1.14, in accordance with the following schedule:


               YEARS OF VESTING SERVICE             VESTED PERCENTAGE
               ------------------------             -----------------

                  Less than 5 years                          0%
                   5 or more years                         100%

The preceding sentence notwithstanding, subject to the provisions of Article 6,
Article 7 and Section 11.2 and subject to the limitation of the following sentence, that portion of a Participant's Account that is attributable to Southern Union's Matching Contributions that are credited to the Participant's Account pursuant to the provisions of Section 3.2 and to the income, gains and losses with respect thereto shall become 100 percent vested upon the death of the Participant while the Participant is serving as a Director of Southern Union. If a Participant dies while serving as a Director of Southern Union and before such time as the Plan is approved by the shareholders of Southern Union, the Matching Contributions that are credited to such Participant's Account pursuant to the provisions of Section 3.2 and to the income, gains and losses with respect thereto shall become 100 percent vested at such time as the Plan may be approved by the shareholders of Southern Union, and the provisions of
Section 6.2 shall apply to such funds if the Plan is not approved by the shareholders under the provisions of Section 6.2.

               5.2 FORFEITURES. That portion of a Participant's Account that is not vested upon the Participant's termination of service as a Director of Southern Union and that is forfeited shall, at the discretion of Southern Union, be used to pay expenses relating to the Plan and/or be allocated in the Plan Year in which the forfeiture occurs (and, if necessary, in subsequent Plan Years) in the same manner and amounts as Southern Union's Matching Contributions are allocated under Section 3.2 for such Plan Year or Years, thereby reducing Southern Union's Matching Contributions for the Plan Year or Years in which so allocated.


                                    ARTICLE 6

                       DISTRIBUTIONS; SHAREHOLDER APPROVAL

               6.1 DISTRIBUTION EVENT. Except in the case of an earlier distribution required by Section 11.2, (a) if a Participant ceases to serve as a Director of Southern Union after such time as the

Plan is approved by the shareholders of Southern Union, the Participant, if he is living (or the Participant's Beneficiary if the Participant is not living), shall receive a distribution of the vested portion of the Participant's Account, as determined under Section 5.1, not later than 30 days following the date on which the Participant ceases to serve as a Director of Southern Union, and (b) if a Participant ceases to serve as a Director of Southern Union before such time as the Plan is approved by the shareholders of Southern Union, subject to the provisions of Section 6.2, the Participant, if he is living (or the Participant's Beneficiary if the Participant is not living), shall receive that portion of his Account that is attributable to the Participant's elected Deferral Contributions and to the income, gains and losses with respect to such elected Deferral Contributions not later than 30 days following the date on which the Participant ceases to serve as a Director of Southern Union and shall receive that vested portion of his Account, as determined under Section 5.1, that is attributable to Southern Union's Matching Contributions and to the income, gains and losses with respect to such Matching Contributions not later than 30 days following the date on which the shareholders of Southern Union approve the Plan.

               6.2 SHAREHOLDER APPROVAL. Any other provision of the Plan notwithstanding, in the event that the shareholders of Southern Union do not approve the Plan at the first annual meeting of shareholders following the effective date of the Plan, each Participant shall forfeit all rights to that portion of his Account that is attributable to Southern Union's Matching Contributions and to the income, gains and losses with respect to such Matching Contributions, distributions of that portion of each Participant's Account that is attributable to the Participant's elected Deferral Contributions and to the income, gains and losses with respect to such elected Deferral Contributions shall be made not later than 30 days after the date of the first annual meeting of shareholders following the effective date of the Plan and there shall be no further Deferral Contributions or Matching Contributions hereunder.

               6.3 UNFORESEEABLE EMERGENCY. In the case of a proven unforeseeable emergency, as determined under this Section 6.3, and in the discretion of the Benefits Committee in accordance with uniform principles consistently applied, the Benefits Committee may permit a Participant to withdraw a portion of his Account under the Plan. Until such time as the Plan is approved by the shareholders of Southern Union, no withdrawal under this
Section 6.3 may be made from that portion of a Participant's Account that is attributable to Southern Union's Matching Contributions and to the income, gains and losses with respect to such Matching Contributions. An unforeseeable emergency justifying a withdrawal under this Section 6.3 must constitute an unanticipated emergency that is caused by an event beyond the control of the Participant and that would result in severe financial hardship to the Participant if the early withdrawal were not permitted. An unforeseeable emergency justifying a withdrawal under this
Section 6.3 must constitute a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Internal Revenue Code Section 152(a)) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but, in any case, a withdrawal may not be made under this Section 6.3 to the extent that the hardship is or may be relieved (i) by reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or (iii) by cessation of Deferral Contributions under the Plan. Examples, without limitation, of circumstances that are not to be considered unforeseeable emergencies under this Section 6.3 include the need to send a Participant's child to college or the desire to purchase a home. An unforeseeable emergency withdrawal under this Section 6.3 shall be limited to the amount necessary to satisfy the emergency need, as determined in the discretion of the Benefits Committee.

               6.4 INVESTMENT INTENT. Except as provided in Section 6.3, a Participant shall, contemporaneously with his receipt of a distribution of Southern Union Stock hereunder, execute and deliver to Southern Union a written statement, in form satisfactory to Southern Union, in which such Participant represents and warrants that such Participant has acquired the shares of Southern Union Stock distributed hereunder for such Participant's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any of such shares of Southern Union Stock shall be made only pursuant to either (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the shares of Southern Union Stock being offered or sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, if so requested by Southern Union, prior to any offer for sale or sale of such shares of Southern Union Stock, obtain a prior favorable written opinion, in form and substance satisfactory to Southern Union, from counsel for or approved by Southern Union, as to the applicability of such exemption thereto. The foregoing restriction on shares of Southern Union Stock distributed hereunder shall not apply to (i) issuances by Southern Union so long as the shares of Southern Union Stock being issued are registered under the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of shares of Southern Union Stock by affiliates of Southern Union as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the shares of Southern Union Stock being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

               6.5 ISSUANCE OF CERTIFICATES; LEGENDS. Southern Union may endorse such legend or legends upon the certificates for shares of Southern Union Stock distributed hereunder and may issue such "stop transfer" instructions to its transfer agent in respect of such shares of Southern Union Stock as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, or (ii) implement the provisions of the Plan and any agreement between Southern Union and the holder of such shares of Southern Union Stock.


                                    ARTICLE 7

                              PARTICIPANTS' RIGHTS

               Nothing contained in this Plan shall be construed as giving any Participant the right to be retained as a Director of Southern Union. Nothing contained in this Plan shall be construed as limiting, in any way, any right that any party or parties may have to remove a Participant as a Director of Southern Union or to appoint or to elect another individual to replace a Participant as a Director of Southern Union. Nothing contained in this Plan shall be construed as giving any Participant the right to receive any benefit not specifically provided by the Plan. Any other provision of the Plan notwithstanding, a Participant shall not have any interest in the amounts credited to his Account until such Account is distributed in accordance with the provisions of Article 6 or Section 11.2, and all Deferral Contributions, Matching Contributions and all earnings, gains and losses with respect to all such Contributions shall remain subject to the claims of Southern Union's general creditors in accordance with the provisions of the Plan. With respect to amounts credited to a Participant's Account, the rights of the Participant, the Beneficiary of the Participant or any other person claiming through the Participant under this Plan shall be solely those of unsecured general creditors of Southern Union, and the obligations of Southern Union hereunder shall be purely contractual. Such benefits shall be paid from the general assets of Southern Union. As contemplated by Revenue Procedure 92-65, Participants shall have the status of general unsecured creditors of Southern Union and the Plan shall constitute a mere promise of Southern Union to make benefit payments in the future.


                                    ARTICLE 8

                                 ANTIALIENATION

               The rights of a Participant to the payment of deferred compensation as provided in this Plan and the rights of a Participant with respect to amounts credited to his Account shall not be assigned, transferred, pledged or encumbered or be subject in any manner to alienation or anticipation. No Participant may borrow against his Account. No Account shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, whether voluntary or involuntary, including but not limited to any liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of a Participant. Neither a Participant's Account hereunder nor a Participant's rights to benefits hereunder may be assigned to any other party by means of a judgment, decree or order (including approval of a property settlement agreement) relating to the provision of child support, alimony payments, or marital property rights of a spouse, former spouse, child or other dependent of the Participant. As contemplated by Revenue Procedure 92-65, a Participant's rights to benefit payments under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or the Participant's Beneficiary.


                                    ARTICLE 9

                                 UNFUNDED STATUS

               Any and all payments made to a Participant pursuant to the Plan shall be made from the general assets of Southern Union. Any payments made in good faith under the terms of the Plan to a Participant, his Beneficiary or to any other party under the provisions of Section 12.3 shall fully discharge the Plan, Southern Union and the Benefits Committee from all further obligations with respect to such payments. Southern Union intends that the Plan shall be considered unfunded for all purposes, including tax purposes.

                                   ARTICLE 10

                               PLAN ADMINISTRATION

               10.1 POWERS AND DUTIES. The Benefits Committee shall administer the Plan and shall keep records of individual Accounts. It shall have the authority to interpret, construe and implement the Plan, to adopt and review rules and regulations relating to the Plan and to make all other determinations relating to the administration of the Plan. Any decision or interpretation of any provision of the Plan adopted by the Benefits Committee shall be final and conclusive. A Participant who is also a member of the Benefits Committee shall not participate in any decision involving any requests made by him or relating in any way solely to his rights, duties and obligations as a Participant under the Plan.

               10.2 CONSULTANTS. The Benefits Committee may employ such counsel, accountants, actuaries and other agents as it shall deem advisable. Southern Union shall pay the compensation of such counsel, accountants, actuaries and other agents and any other expenses incurred by the Benefits Committee in the administration of the Plan to the extent that such compensation and expenses are not paid from forfeitures under the provisions of Section 5.2.


                                   ARTICLE 11

                            AMENDMENT AND TERMINATION

               11.1 AMENDMENT. Southern Union reserves the right to amend or to modify the Plan at any time by formal action of its Board of Directors, including the right to amend or to modify the Plan retroactively, as long as the amendment or modification does not adversely affect a Participant's rights with respect to vested amounts then credited to his Account, which rights are subject to the provisions of the Plan, including the provisions of Article 6, Article 7 and Section 11.2.

               11.2 TERMINATION. Southern Union reserves the right to terminate the Plan at any time by formal action of its Board of Directors and approval of its shareholders. If the Plan is terminated after such time as the Plan is approved by the shareholders of Southern Union, notwithstanding Article 5 of the Plan, upon termination of the Plan, each Participant shall become 100 percent vested in his Account and distributions of all amounts credited to the Participants' Accounts shall be made not later than 30 days after the termination of the Plan. If the Plan is terminated before such time as the Plan is approved by the shareholders of Southern Union, each Participant shall forfeit all rights to that portion of his Account that is attributable to Southern Union's Matching Contributions and to the income, gains and losses with respect to such Matching Contributions, and distributions of that portion of each Participant's Account that is attributable to the Participant's elected Deferral Contributions and to the income, gains and losses with respect to such elected Deferral Contributions shall be made not later than 30 days after the termination of the Plan.


                                   ARTICLE 12

                               GENERAL PROVISIONS

               12.1 GOVERNING LAW. Except to the extent superseded by federal law, the laws of the State of Texas shall be controlling in all matters relating to the Plan, including the construction and performance hereof, notwithstanding principles of conflicts of laws.

               12.2 CAPTIONS. The captions of Articles and Sections of this Plan are for convenience of reference only and shall not control or affect the meaning or construction of any of its provisions.

               12.3 FACILITY OF PAYMENT. Any amounts payable hereunder to any person who is under legal disability or who, in the judgment of the Benefits Committee, is unable to manage his financial affairs properly may be paid to the legal representative of such person or may be applied for the benefit of such person in any manner that the Benefits Committee may select, and any such payment shall be deemed to be payment for such person's account.

               12.4 WITHHOLDING. To the extent required by the laws in effect at the time compensation or deferred compensation payments are made hereunder, Southern Union shall withhold from such compensation, or from such deferred compensation payments, any taxes required to be withheld for federal, state or local government purposes.

               12.5 ADMINISTRATIVE EXPENSES. All expenses relating to the Plan and its administration shall, at the discretion of Southern Union, be paid from forfeitures under the provisions of Section 5.2 or shall be borne by Southern Union.

               12.6 SEVERABILITY. Any provision of this Plan prohibited by the law of any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof.

               12.7 LIABILITY. Except as otherwise expressly provided herein, no member of the Board of Directors of Southern Union, no member of the Benefits Committee, and no officer, employee or agent of Southern Union or the Benefits Committee (specifically including but not limited to an employee of Southern union acting at the direction of the Benefits Committee) shall have any liability to any person, firm or corporation based on or arising out of the Plan except in the case of gross negligence or fraud. Southern Union agrees to indemnify each member of its Board of Directors and each member of its Benefits Committee against all liabilities arising out of the performance of his duties hereunder, excluding liabilities resulting from the member's gross negligence or fraud.

               12.8 BINDING EFFECT. This Plan shall be binding upon and shall inure to the benefit of Southern Union, its successors and assigns and each Participant and his heirs, executors, administrators and legal representatives.

               12.9 CONSTRUCTION. Any words herein used in the masculine shall be read and construed in the feminine where they would so apply. Words in the singular shall be read and construed as though used in the plural in all cases where they would so apply.

               EXECUTED this _____ day of June, 1993.

                                        SOUTHERN UNION COMPANY



                                        By:________________________________
                                        Title:_____________________________

                                    EXHIBIT A


                                  ELECTION FORM

                             SOUTHERN UNION COMPANY
                      DIRECTORS' DEFERRED COMPENSATION PLAN
                       (the "Deferred Compensation Plan")


( ) I irrevocably elect to defer under the Deferred Compensation Plan _____ percent (not to exceed 100 percent) of each payment of director's fees that I may be entitled to receive from Southern Union Company ("Southern Union") for services that I render as a director in 199__.

( ) I do not elect to defer any portion of my director's fees under the Deferred Compensation Plan for services that I render as a director in 199__.

Subject to the provisions of the second paragraph following this paragraph, I understand that Southern Union will match 50 percent of the first seven percent of each payment of my director's fees that I elect to defer under the above deferral election and that, in general, Southern Union's matching contributions will not vest until the Deferred Compensation Plan is approved by the stockholders of Southern Union and until I have completed five years of service as a director of Southern Union.

Subject to the provisions of the following paragraph, I understand that the value of my account under the Deferred Compensation Plan, which will reflect contributions under the above deferral election as well as matching contributions, will increase if the assets set aside to distribute benefits under the Deferred Compensation Plan when they become due appreciate in value and earn income and will decrease if such assets depreciate in value and experience losses.

I understand that deferrals and other amounts set aside under the Deferred Compensation Plan will be subject to the claims of Southern Union's general creditors and that I will be considered an unsecured creditor with respect to my benefits under the Deferred Compensation Plan.

I also understand that the Deferred Compensation Plan does not provide for loans and that, unless the Deferred Compensation Plan is terminated, generally, I will not have access to the director's fees that I elect to defer under the Deferred Compensation Plan until 30 days following the date on which my services as a director of Southern Union terminate and that, unless the Deferred Compensation Plan is terminated, generally, I will have access to Southern Union's vested matching contributions that are set aside for me under the Deferred Compensation Plan at the same time that I have access to my deferrals under the Deferred Compensation Plan, except that matching contributions will not be available until the stockholders of Southern Union approve the Deferred Compensation Plan.

Further, I understand that until the Deferred Compensation Plan is approved by the stockholders of Southern Union, all purchases of Southern Union common stock that are credited to my participant account under the terms of the Deferred

Compensation Plan will be subject to the short-swing profit provisions of
Section 16(b) of the Securities Exchange Act of 1934, as amended, and that I may not directly or indirectly sell or dispose of ANY shares of Southern Union common stock which I may be considered to beneficially own for securities law purposes, however acquired, until at least six months after the earlier of (i) the date that the Deferred Compensation Plan is approved by Southern Union's stockholders or (ii) the date that I am no longer deferring director's fees under the Deferred Compensation Plan.

Finally, I understand that my rights to benefits under the Deferred Compensation Plan will be subject to the terms of the Deferred Compensation Plan.

EXECUTED this ____ day of _____________, 199__.



                              __________________________________________
                              Participant
                              Print Name:_______________________________

                                  TRUST UNDER

                          THE SOUTHERN UNION COMPANY

                    SUPPLEMENTAL DEFERRED COMPENSATION PLAN

                              TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----

SECTION 1          ESTABLISHMENT OF TRUST..................................  2

SECTION 2          PAYMENTS TO PLAN PARTICIPANTS AND
                   THEIR BENEFICIARIES.....................................  2

SECTION 3          TRUSTEE RESPONSIBILITY REGARDING
                   PAYMENTS TO TRUST BENEFICIARY WHEN
                   COMPANY IS INSOLVENT....................................  3

SECTION 4          PAYMENTS TO COMPANY.....................................  5

SECTION 5          INVESTMENT AUTHORITY....................................  5

SECTION 6          DISPOSITION OF INCOME...................................  5

SECTION 7          ACCOUNTING BY TRUSTEE...................................  6

SECTION 8          RESPONSIBILITY OF TRUSTEE...............................  6

SECTION 9          COMPENSATION AND EXPENSES OF TRUSTEE....................  7

SECTION 10         RESIGNATION AND REMOVAL OF TRUSTEE......................  7

SECTION 11         APPOINTMENT OF SUCCESSOR TRUSTEE........................  8

SECTION 12         AMENDMENT OR TERMINATION................................  9

SECTION 13         MISCELLANEOUS...........................................  9

SECTION 14         EFFECTIVE DATE.......................................... 10

                    TRUST UNDER THE SOUTHERN UNION COMPANY

                    SUPPLEMENTAL DEFERRED COMPENSATION PLAN


      (a) This Agreement made this _____ day of ________________, 1993, by and between Southern Union Company ("Company") and Texas Commerce
Bank--Austin, N.A. ("Trustee").

      (b) WHEREAS, Company has adopted the nonqualified deferred compensation Plan as listed in APPENDIX A (the "Plan");

      (c) WHEREAS, Company's purpose in adopting the Plan is to retain the services of and to provide rewards and incentives to members of a select group of management employees who contribute to the success of Company;

      (d) WHEREAS, the Plan will provide those supplemental retirement benefits that are provided for in the Plan to certain management employees who are selected in accordance with the provisions of the Plan;

      (e) WHEREAS, Company has incurred or expects to incur liability under the terms of such Plan with respect to the individuals participating in such Plan;

      (f) WHEREAS, Company wishes to establish a trust (hereinafter called "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of Company's creditors in the event of Company's Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan;

      (g) WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974;

      (h) WHEREAS, it is the intention of Company to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan;

      NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

                                   SECTION 1

                           ESTABLISHMENT OF TRUST

      (a) Company hereby deposits with Trustee in trust $10.00, which shall become the principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust Agreement.

      (b) The Trust shall become irrevocable 30 days following the issuance of a favorable private letter ruling regarding the Trust from the Internal Revenue Service. Company may revoke the Trust at any time prior to the time when the Trust becomes irrevocable.

      (c) The Trust is intended to be a grantor trust, of which Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

      (d) The principal of the Trust and any earnings thereon shall be held separate and apart from other funds of Company and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against Company. Any assets held by the Trust will be subject to the claims of Company's general creditors under federal and state law in the event of Insolvency, as defined in Section 3(a) herein.

      (e) Company, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with Trustee to augment the principal to be held, administered and disposed of by Trustee as provided in this Trust Agreement. Neither Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits.


                                   SECTION 2

            PAYMENTS TO PLAN PARTICIPANTS AND THEIR BENEFICIARIES

      (a) Company shall deliver to Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of each Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of such amounts. Except as otherwise provided herein, Trustee shall make payments to the Plan participants and their beneficiaries in accordance with such Payment Schedule. The Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by Company.

      (b) The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plan shall be determined by Company or such party as it shall designate under the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan.

      (c) Company may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan. Company shall notify Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan, Company shall make the balance of each such payment as it falls due. Trustee shall notify Company where principal and earnings are not sufficient.


                                   SECTION 3

                 TRUSTEE RESPONSIBILITY REGARDING PAYMENTS TO
                 TRUST BENEFICIARY WHEN COMPANY IS INSOLVENT

      (a) Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Company is Insolvent. Company shall be considered "Insolvent" for purposes of this Trust Agreement if (i) Company is unable to pay its debts as they become due, or (ii) Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

      (b)    At all times during the continuance of this Trust, as provided in
Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of Company under federal and state law as set forth below.

             (1) The Board of Directors and the Chief Executive Officer of Company shall have the duty to inform Trustee in writing of Company's Insolvency. If a person claiming to be a creditor of Company alleges in writing to Trustee that Company has become Insolvent, Trustee shall determine whether Company is Insolvent and, pending such determination, Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

             (2) Unless Trustee has actual knowledge of Company's Insolvency, or has received notice from Company or a person claiming to be a creditor alleging that Company is Insolvent, Trustee shall have no duty to inquire whether Company is Insolvent. Trustee may in all events rely on such evidence concerning Company's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Company's solvency.

             (3) If at any time Trustee has determined that Company is Insolvent, Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of Company with respect to benefits due under the Plan or otherwise.

             (4) Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after Trustee has determined that Company is not Insolvent (or is no longer Insolvent).

      (c) Provided that there are sufficient assets, if trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by Company in lieu of the payments provided for hereunder during any such period of discontinuance.

                                   SECTION 4

                             PAYMENTS TO COMPANY

      Except as provided in Section 3 hereof, after the Trust has become irrevocable, Company shall have no right or power to direct Trustee to return to Company or to divert to others any of the Trust assets before all payments of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plan.


                                   SECTION 5

                            INVESTMENT AUTHORITY

      (a) Trustee may invest in securities (including stock or rights to acquire stock) or obligations issued by Company. All rights associated with assets of the Trust shall be exercised by Trustee or the person designated by Trustee, and shall in no event be exercisable by or rest with Plan participants, except that voting rights with respect to Trust assets will be exercised by Company.

      (b) Company shall have the right at anytime, and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. This right is exercisable by Company in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity.

      (c) To the extent practical, and without regard to requirements of diversification under the Texas Trust Code or other applicable law, all contributions to the Trust shall be invested by the Trustee in securities issued by the Company so long as such securities are and remain investments that persons of ordinary prudence, discretion and intelligence acquire or retain for their own account. Pending investment in securities issued by Company, Trustee may invest contributions in a money market fund or in such other investments as it shall determine in its discretion.


                                   SECTION 6

                            DISPOSITION OF INCOME

      During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

                                   SECTION 7

                            ACCOUNTING BY TRUSTEE

      Trustees shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between Company and Trustee. Within 60 days following the close of each calendar year and within 60 days after the removal or resignation of Trustee, Trustee shall deliver to Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.


                                   SECTION 8

                          RESPONSIBILITY OF TRUSTEE

      (a) Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by Company which is contemplated by, and in conformity with, the terms of the Plan or this Trust and is given in writing by Company. In the event of a dispute between Company and a party, Trustee may apply to a court of competent jurisdiction to resolve the dispute.

      (b) If Trustee undertakes or defends any litigation arising in connection with this Trust, Company agrees to indemnify Trustee against Trustee's costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments other than in the case of litigation arising as a result of the Trustee's gross negligence or willful misconduct. If Company does not pay such costs, expenses and liabilities in a reasonably timely manner, Trustee may obtain payment from the Trust.

      (c) Trustee may consult with legal counsel (who may also be counsel for Company generally) with respect to any of its duties or obligations hereunder.

      (d) Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

      (e) Trustee shall have, without exclusion, all powers conferred on Trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

      (f) Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.


                                   SECTION 9

                    COMPENSATION AND EXPENSES OF TRUSTEE

      Trustee shall be entitled to receive such reasonable compensation for its services as Trustee as shall be agreed upon by Company and Trustee.
Except as otherwise provided herein, Trustee shall also be entitled to receive or to be reimbursed for its reasonable expenses incurred with respect to the administration of the Trust. Company shall pay all administrative and Trustee's fees and expenses. If not so paid, the fees and expenses shall be paid from the Trust.


                                  SECTION 10

                     RESIGNATION AND REMOVAL OF TRUSTEE

      (a) Trustee may resign at any time by written notice to Company, which shall be effective 30 days after receipt of such notice unless Company and Trustee agree otherwise.

      (b) Trustee may be removed by Company on 30 days notice or upon shorter notice accepted by Trustee.

      (c) Upon resignation or removal of Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 45 days after receipt of notice of resignation, removal or transfer, unless Company extends the time limit.

      (d) If Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal under paragraphs (a) or (b) of this section. If no such appointment has been made, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.


                                  SECTION 11

                      APPOINTMENT OF SUCCESSOR TRUSTEE

      (a) If Trustee resigns (or is removed) in accordance with Section 10(a) or (b) hereof, Company may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by Company or the successor Trustee to evidence the transfer.

      (b) The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections 7 and 8 hereof. The successor Trustee shall not be responsible for and Company shall indemnify and defend the successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

                                  SECTION 12

                          AMENDMENT OR TERMINATION

      (a) This Trust Agreement may be amended by a written instrument executed by Trustee and Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or shall make the Trust revocable after it has become irrevocable in accordance with Section 1(b) hereof.

      (b) The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan unless sooner revoked in accordance with
Section 1(b) hereof. Upon termination of the Trust any assets remaining in the Trust shall be returned to Company.

      (c) Upon written approval of the participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Plan, Company may terminate this Trust prior to the time all benefit payments under the Plan have been made. All assets in the Trust at termination shall be returned to Company.


                                  SECTION 13

                                MISCELLANEOUS

      (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

      (b) Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process. Any attempted transfer, pledge, assignment or other action in violation of this
Section 13(b) shall be ineffective.

      (c) This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

      (d) Wherever the context so admits and such treatment is necessary to interpret this Trust Agreement in accordance with its apparent intent, the use herein of the singular shall include the plural and vice versa and the use of the feminine, masculine or neuter gender shall be deemed to include the other genders.

                                  SECTION 14

                               EFFECTIVE DATE

      The effective date of this Trust Agreement shall be ______________________, 1993.

                                    COMPANY:

                                    SOUTHERN UNION COMPANY



                                    By:_________________________________
                                       Printed Name:____________________
                                       Title:___________________________


                                    TRUSTEE:

                                    TEXAS COMMERCE BANK--AUSTIN, N.A.


                                    By:_________________________________
                                       Printed Name:____________________
                                       Title:___________________________

                                 APPENDIX A



                       South Union Company Supplemental
                          Deferred Compensation Plan,
                             as it may be amended
                             from time to time as
                               provided therein

                            SOUTHERN UNION COMPANY

                    SUPPLEMENTAL DEFERRED COMPENSATION PLAN

                              TABLE OF CONTENTS

                                                                          PAGE

INTRODUCTION...............................................................  1

ARTICLE 1    DEFINITIONS...................................................  1

             1.1    Account................................................  1
             1.2    Beneficiary............................................  2
             1.3    Benefits Committee.....................................  2
             1.4    Code...................................................  2
             1.5    Compensation...........................................  2
             1.6    Employee Salary Deferral Amount........................  2
             1.7    Employee Salary Deferral Contribution..................  3
             1.8    Employer Discretionary Amount..........................  3
             1.9    Employer Discretionary Contribution....................  3
             1.10   Employer Matching Amount...............................  3
             1.11   Employer Matching Contribution.........................  3
             1.12   Distribution Event.....................................  3
             1.13   Highly Compensated Employee............................  3
             1.14   1934 Act...............................................  3
             1.15   1994 Shareholders' Meeting.............................  3
             1.16   Non-Salary Deferral Amount.............................  4
             1.17   Other Participant......................................  4
             1.18   Participant............................................  4
             1.19   Plan...................................................  4
             1.20   Plan Year; 1993 Plan Year..............................  4
             1.21   Revenue Procedure 92-64................................  4
             1.22   Revenue Procedure 92-65................................  4
             1.23   Section 16(b) Participant..............................  4
             1.24   Southern Union.........................................  4
             1.25   Southern Union Stock...................................  4
             1.26   Trust..................................................  5
             1.27   Year of Vesting Service................................  5

ARTICLE 2    PARTICIPATION.................................................  5

             2.1    Eligible Class.........................................  5
             2.2    Selection from Eligible Class..........................  5

ARTICLE 3    CONTRIBUTIONS.................................................  6

             3.1    Employee Salary Deferral Contributions.................  6
             3.2    Employer Matching Contributions........................  6
             3.3    Employer Discretionary Contributions...................  7

ARTICLE 4    PARTICIPANT ACCOUNTS..........................................  8

ARTICLE 5    VESTING.......................................................  8
             5.1    Vesting Schedule.......................................  8
             5.2    Forfeitures............................................  8

ARTICLE 6    DISTRIBUTIONS.................................................  9

             6.1    Termination of Employment..............................  9
             6.2    Unforeseeable Emergency................................  9
             6.3    Investment Intent...................................... 10
             6.4    Issuance of Certificates; Legends...................... 10

ARTICLE 7    RESTRICTIONS APPLICABLE TO SECTION 16(b)
             PARTICIPANTS.................................................. 11

             7.1    Shareholder Approval................................... 11
             7.2    Employee Salary Deferral Contributions................. 11
             7.3    Other Contributions.................................... 12
             7.4    Vesting................................................ 13


ARTICLE 8    PARTICIPANTS' RIGHTS.......................................... 13

ARTICLE 9    ANTIALIENATION................................................ 14

ARTICLE 10   UNFUNDED STATUS............................................... 14

ARTICLE 11   PLAN ADMINISTRATION........................................... 15

             11.1   Powers and Duties...................................... 15
             11.2   Consultants............................................ 15

ARTICLE 12   AMENDMENT AND TERMINATION..................................... 15

             12.1   Amendment.............................................. 15
             12.2   Termination............................................ 15

ARTICLE 13   CLAIMS PROCEDURE.............................................. 16

             13.1   Claims................................................. 16
             13.2   Notice of Decision..................................... 16
             13.3   Content of Notice...................................... 16
             13.4   Appeal Procedure....................................... 17
             13.5   Review Procedure....................................... 17
             13.6   Disputes............................................... 17
             13.7   Appeals Committee...................................... 17

ARTICLE 14   GENERAL PROVISIONS............................................ 18
             14.1   Governing Law.......................................... 18
             14.2   Captions............................................... 18
             14.3   Facility of Payment.................................... 18
             14.4   Withholding............................................ 18
             14.5   Administrative Expenses................................ 18
             14.6   Severability........................................... 18
             14.7   Liability.............................................. 18
             14.8   Binding Effect......................................... 19
             14.9   Construction........................................... 19

                            SOUTHERN UNION COMPANY

                    SUPPLEMENTAL DEFERRED COMPENSATION PLAN



                                 INTRODUCTION

      WHEREAS, Southern Union Company ("Southern Union") desires to retain the services of and to provide rewards and incentives to members of a select group of management employees who contribute to the success of Southern Union;

      WHEREAS, the Southern Union Company Supplemental Deferred Compensation Plan (the "Plan"), as set forth herein, is intended, in general, to provide supplemental retirement benefits to certain management employees who have been selected to participate in the Plan and who elect to defer income under the terms of the Plan;

      WHEREAS, some of the benefits to be provided under the Plan may, in general, be similar to the benefits that would have been provided under the Southern Union Savings Plan in the absence of certain limitations that are set forth in the Internal Revenue Code of 1986, as amended (the "Code"), relating to "highly compensated employees," as defined in the Code;

      WHEREAS, it is the intention of Southern Union that the Plan will be considered to be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974;

      WHEREAS, it is contemplated that funds set aside by Southern Union to meet obligations under the Plan may be held in the Southern Union Company Supplemental Executive Retirement Trust, which will conform to the terms of the model trust described in Revenue Procedure 92-64;

      NOW, THEREFORE, effective June 1, 1993, Southern Union hereby adopts the Plan set forth in this document.


                                   ARTICLE 1

                                  DEFINITIONS

      Where the following words and phrases appear in the Plan, they shall have the meanings specified below unless a different meaning is clearly required by the context.

      1.1 ACCOUNT. The term "Account" refers to the separate account maintained for each Participant under the provisions of Article 4, to which the Participant's Employee Salary Deferral

Contributions, Southern Union's Employer Matching Contributions and Southern Union's Employer Discretionary Contributions, if any, as well as income, gains and losses with respect to all such Contributions are credited.

      1.2 BENEFICIARY. The term "Beneficiary" refers to the person or persons that the Participant designates in writing to receive a benefit hereunder at the time of the Participant's death. If the Participant fails to make such written designation and the Participant is not married at the time of his death, the term "Beneficiary" refers to the executor or administrator of the Participant's estate. If the Participant fails to make such written designation and the Participant is married at the time of his death, the term "Beneficiary" refers to the Participant's spouse (or the executor or administrator of the estate of the Participant's spouse should the spouse be married to the Participant at the time of the Participant's death but die prior to receiving the benefit to which the spouse would have been entitled had the spouse survived).

      1.3 BENEFITS COMMITTEE. The term "Benefits Committee" refers to the Southern Union Benefits Committee which is made up of individuals appointed by the Board of Directors of Southern Union, as it exists from time to time. Any action (including but not limited to decisions, determinations and interpretations) that may be taken by the Benefits Committee under the Plan may be taken by the Secretary of the Benefits Committee on behalf of the Benefits Committee.

      1.4 CODE. The term "Code" refers to the Internal Revenue Code of 1986, as amended, and as may be amended from time to time subsequent to the date that this Plan is executed.

      1.5 COMPENSATION. The term "Compensation" includes an individual's base salary from Southern Union, bonuses from Southern Union, salary deferrals under the Southern Union Savings Plan, which is a Code Section 401(k) plan, and salary deferrals under the Southern Union Company Employee Flexible Benefits Plan, which is a Code Section 125 plan, and excludes any severance payments that an individual may receive from Southern Union.

      1.6 EMPLOYEE SALARY DEFERRAL AMOUNT. The term "Employee Salary Deferral Amount" refers to that portion of a Participant's Account that is attributable to Employee Salary Deferral Contributions and all income, gains and losses attributable thereto.

      1.7 EMPLOYEE SALARY DEFERRAL CONTRIBUTION. The term "Employee Salary Deferral Contribution" refers to the amount that a Participant elects to defer under the provisions of Section 3.1 and that is credited to the Participant's Account.

      1.8    EMPLOYER DISCRETIONARY AMOUNT.  The term "Employer
Discretionary Amount" refers to that portion of a Participant's Account that is attributable to Employer Discretionary Contributions and all income, gains and losses attributable thereto.

      1.9 EMPLOYER DISCRETIONARY CONTRIBUTION. The term "Employer Discretionary Contribution" refers to the amount that the Board of Directors of Southern Union elects, in its sole and absolute discretion, to credit to a Participant's Account under the provisions of Section 3.3.

      1.10 EMPLOYER MATCHING AMOUNT. The term "Employer Matching Amount" refers to that portion of a Participant's Account that is attributable to Employer Matching Contributions and all income, gains and losses attributable thereto.

      1.11 EMPLOYER MATCHING CONTRIBUTION. The term "Employer Matching Contribution" refers to the amount that Southern Union credits to a Participant's Account under the provisions of Section 3.2.

      1.12 DISTRIBUTION EVENT. The term "Distribution Event" refers to an event after which a Participant other than a Section 16(b) Participant would be entitled to receive a distribution following his termination of employment with Southern Union under Section 6.1, following a determination by the Benefits Committee that he is entitled to an unforeseeable emergency withdrawal under Section 6.2, or following Southern Union's termination of the Plan under Section 12.2.

      1.13 HIGHLY COMPENSATED EMPLOYEE. The term "Highly Compensated Employee" refers to each employee of Southern Union who qualifies as a "highly compensated employee" under the provisions of Code Section 414(q).

      1.14 1934 ACT. The term "1934 Act" refers to the Securities Exchange Act of 1934, as amended, and as may be amended from time to time subsequent to the date that this Plan is executed.

      1.15 1994 SHAREHOLDERS' MEETING. The term "1994 Shareholders' Meeting" refers to the first annual meeting of Southern Union shareholders following the effective date of the Plan.

      1.16 NON-SALARY DEFERRAL AMOUNT. The term "Non-Salary Deferral Amount" refers to that portion of a Participant's Account comprised of the Employer Matching Amount and the Employer Discretionary Amount.

      1.17 OTHER PARTICIPANT. The term "Other Participant" refers to a Participant not designated by Southern Union to be an officer subject to the provisions of Section 16(b) of the 1934 Act.

      1.18 PARTICIPANT. The term "Participant" refers to a management employee of Southern Union who is eligible to participate in the Plan under the provisions of Section 2.1, who is selected to participate in the Plan under the provisions of Section 2.2 and for whom an Account is maintained under the provisions of Article 4.

      1.19 PLAN. The term "Plan" refers to the Southern Union Company Supplemental Deferred Compensation Plan.

      1.20 PLAN YEAR; 1993 PLAN YEAR. The term "1993 Plan Year" shall refer to the seven-month period beginning on June 1, 1993 (the effective date of the Plan) and ending on December 31, 1993. The term "Plan Year" shall refer to the 1993 Plan Year and to each subsequent calendar year beginning on or after January 1, 1994.

      1.21 REVENUE PROCEDURE 92-64. The term "Revenue Procedure 92-64" refers to Internal Revenue Service Revenue Procedure 92-64, 1992-33 I.R.B. 11.


      1.22 REVENUE PROCEDURE 92-65. The term "Revenue Procedure 92-65" refers to Internal Revenue Service Revenue Procedure 92-65, 1992-33 I.R.B. 16.

      1.23   SECTION 16(B) PARTICIPANT.  The term "Section 16(b)
Participant" refers to a Participant who Southern Union designates to be an officer subject to the provisions of Section 16(b) of the 1934 Act.

      1.24 SOUTHERN UNION. The term "Southern Union" refers to Southern Union Company, a corporation existing under the laws of the State of Delaware.

      1.25 SOUTHERN UNION STOCK. The term "Southern Union Stock" refers to shares of common stock of Southern Union.

      1.26 TRUST. The term "Trust" refers to the Southern Union Company Supplemental Executive Retirement Trust which may be established by Southern Union to meet obligations under the Plan and which, if established, will conform to the terms of the model trust described in Revenue Procedure 92-64. If established, the assets of the Trust will be subject to the claims of Southern Union's creditors in the event of Southern Union's insolvency as determined in the Trust.

      1.27 YEAR OF VESTING SERVICE. A Participant shall receive credit for a "Year of Vesting Service" for each full 12-month period during which he is employed by Southern Union. A Participant's Years of Vesting Service shall be determined based on the Participant's period of employment with Southern Union without regard to the number of hours that the Participant completes during his employment and without regard to whether the Participant's period or periods of employment are contiguous. In calculating Years of Vesting Service, a Participant shall receive credit for periods of employment prior to the establishment of this Plan.


                                   ARTICLE 2

                                PARTICIPATION

      2.1 ELIGIBLE CLASS. Only those management employees of Southern Union who are considered Highly Compensated Employees of Southern Union may be selected to participate in the Plan under the provisions of Section 2.2.

      2.2 SELECTION FROM ELIGIBLE CLASS. Eligibility of management employees for participation in the Plan shall be determined by the Board of Directors of Southern Union, in its sole discretion, on an individual basis. The Board of Directors of Southern Union shall have the right to remove a Participant from participation in the Plan at any time, in its sole discretion, in which case the Participant shall not be eligible to have additional Employee Salary Deferral Contributions, additional Employer Matching Contributions or additional Employer Discretionary Contributions credited to his Account. The Benefits Committee shall give written notice to those management employees who have been selected by the Board of Directors of Southern Union to participate in the Plan and to those Participants who have been removed by the Board of Directors of Southern Union from participation in the Plan.


                                   ARTICLE 3

                                CONTRIBUTIONS

      3.1 EMPLOYEE SALARY DEFERRAL CONTRIBUTIONS. For the 1993 Plan Year, each Participant may elect, in his sole discretion and prior to June 25, 1993, to defer up to ten percent of the

Compensation payable to him with respect to each of his payroll checks beginning with his July 15, 1993 payroll check (which is to cover the June 26, 1993 through July 7, 1993 payroll period) and ending with the final payroll check that the Participant receives in 1993. For Plan Years subsequent to the 1993 Plan Year, each Participant may elect, in his sole discretion and in accordance with the following sentence, to defer up to five percent of the Compensation (or such other percentage of Compensation that may be determined, prior to the beginning of the Plan Year, by the Board of Directors of Southern Union with respect to such Plan Year) payable to him with respect to each of his payroll checks beginning with the first payroll check in such Plan Year that does not cover a payroll period that includes any period within the prior Plan Year and ending with the final payroll check that the Participant receives in such Plan Year. The election under the preceding sentence of each Section 16(b) Participant must be made at least six months prior to the commencement of the Plan Year for which the election is being made, and the election under the preceding sentence of each Other Participant must be made prior to the commencement of the Plan Year for which the election is being made. A Participant may elect an Employee Salary Deferral Contribution under the provisions of this Section 3.1 by giving written notice to Southern Union, which notice (a) must be received by Southern Union within the time periods set forth above in this Section 3.1, (b) must be in the form attached hereto as EXHIBIT A (in the case of each Section 16(b) Participant) or EXHIBIT B (in the case of each Other Participant) and otherwise in accordance with the Plan, and (c) must set forth the Participant's irrevocable election as to the percentage of his Compensation to be deferred in accordance with this Section 3.1. The percentage of his Compensation that a Participant elects to defer under this Section 3.1 shall be deducted from each of his payroll checks described in the first two sentences of this Section 3.1. A Participant's Employee Salary Deferral Contributions under this Section 3.1 shall be credited to the Participant's Account as soon as administratively feasible following the date that such Employee Salary Deferral Contributions are deducted from the Participant's payroll checks under this Section 3.1.

      3.2 EMPLOYER MATCHING CONTRIBUTIONS. As soon as administratively feasible following each date that Participant Employee Salary Deferral Contributions are credited to the Participants' Accounts under Section 3.1, Southern Union shall credit to the Account of each Participant who defers a portion of his Compensation as an Employee Salary Deferral Contribution under the provisions of Section 3.1, the following amounts: (a) for the 1993 Plan Year, 50 percent of the first four percent of the Participant's Compensation, to the extent that the Participant elects to defer such first four percent of Compensation as an

Employee Salary Deferral Contribution under the provisions of Section 3.1, with respect to each of his payroll checks that he receives in 1993, beginning with his July 15, 1993 payroll check, and (b) for Plan Years subsequent to the 1993 Plan Year, 50 percent (or such other percentage that may be determined, prior to the beginning of the Plan Year, by the Board of Directors of Southern Union with respect to such Plan Year) of the first two percent of the Participant's Compensation (or such other percentage of the Participant's Compensation that may be determined, prior to the beginning of the Plan Year, by the Board of Directors of Southern Union with respect to such Plan Year), to the extent that the Participant elects to defer such percentage as an Employee Salary Deferral Contribution under the provisions of Section 3.1, with respect to each of his payroll checks that he receives in such Plan Year, beginning with the first payroll check in such Plan Year that does not cover a payroll period that includes any period within the prior Plan Year. Southern Union's Employer Matching Contributions with respect to the Participants' Employee Salary Deferral Contributions shall be made in the form of Southern Union Stock.

      3.3 EMPLOYER DISCRETIONARY CONTRIBUTIONS. From time to time, the Board of Directors of Southern Union, in its sole and absolute discretion, may elect to credit any dollar amount to a Participant's Account. The Board of Directors of Southern Union may elect, under the provisions of this Section 3.3, to credit an Employer Discretionary Contribution to the Account of an individual Participant without electing to credit Employer Discretionary Contributions to the Accounts of other Plan Participants and/or may elect to credit Employer Discretionary Contributions in different amounts (which may or may not reflect the Participants' Compensation levels) to two or more Participants. Southern Union's Employer Discretionary Contributions may be made in the form of Southern Union Stock.


                                   ARTICLE 4


                            PARTICIPANT ACCOUNTS

      A separate Account shall be established and maintained for each Participant and shall reflect the elected Employee Salary Deferral Contributions that are credited to a Participant's Account under the provisions of Section 3.1, the Employer Matching Contributions that are credited to a Participant's Account under the provisions of Section 3.2, the Employer Discretionary Contributions, if any, that are credited to a Participant's Account under the provisions of Section 3.3 and all income, gains and losses from time to time credited with respect to such amounts.

                                   ARTICLE 5

                                   VESTING

      5.1 VESTING SCHEDULE. Subject to the provisions of Article 8, a Participant's Employee Salary Deferral Amount shall be 100 percent vested at all times. Subject to the limitations set forth in Article 7 with respect to
Section 16(b) Participants and the provisions of Article 8 and Section 12.2, a Participant's Non-Salary Deferral Amount shall vest, based on the Participant's Years of Vesting Service as defined in Section 1.27, in accordance with the following schedule:


      YEARS OF VESTING SERVICE             VESTED PERCENTAGE
      ------------------------             -----------------

           Less than 2 years                        0%
       2 years but not 3 years                     20%
       3 years but not 4 years                     40%
       4 years but not 5 years                     60%
       5 years but not 6 years                     80%
           6 or more years                        100%

The preceding sentence notwithstanding, subject to the limitations set forth in Article 7 with respect to Section 16(b) Participants and the provisions of
Article 8 and Section 12.2, a Participant's Non-Salary Deferral Amount shall become 100 percent vested upon the death of the Participant while the Participant is employed by Southern Union.

      5.2 FORFEITURES. That portion of a Participant's Account that is not vested upon the Participant's termination of employment and that is forfeited shall, at the discretion of Southern Union, be used to pay expenses relating to the Plan and the Trust, if the Trust is established, and/or be allocated in the Plan Year in which the forfeiture occurs (and, if necessary, in subsequent Plan Years) in the same manner and amounts as Employer Matching Contributions are allocated under Section 3.2 for such Plan Year or Years, thereby reducing Southern Union's Employer Matching Contributions for the Plan Year or Years in which so allocated.


                                   ARTICLE 6

                                DISTRIBUTIONS

      6.1 TERMINATION OF EMPLOYMENT. Except as provided in Article 7 with respect to Section 16(b) Participants and except in the case of an earlier distribution required by Section 12.2, if a Participant terminates his employment with Southern Union, the

Participant, if he is living (or the Participant's Beneficiary if the Participant is not living), shall receive a distribution of the vested portion of the Participant's Account, as determined under Section 5.1, not later than the later of (a) 30 days following the Participant's termination of employment with Southern Union, or (b) July 1, 1994.

      6.2 UNFORESEEABLE EMERGENCY. Subject to the limitations set forth in Article 7 with respect to Section 16(b) Participants, in the case of a proven unforeseeable emergency, as determined under this Section 6.2, and in the discretion of the Benefits Committee in accordance with uniform principles consistently applied, the Benefits Committee may permit a Participant to withdraw a portion of his Account under the Plan. An unforeseeable emergency justifying a withdrawal under this Section 6.2 must constitute an unanticipated emergency that is caused by an event beyond the control of the Participant and that would result in severe financial hardship to the Participant if the early withdrawal were not permitted. An unforeseeable emergency justifying a withdrawal under this Section 6.2 must constitute a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Code Section 152(a)) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but, in any case, a withdrawal may not be made under this Section 6.2 to the extent that the hardship is or may be relieved (a) by reimbursement or compensation by insurance or otherwise, (b) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or (c) by cessation of Employee Salary Deferral Contributions under the Plan. Examples, without limitation, of circumstances that are not to be considered unforeseeable emergencies under this Section 6.2 include the need to send a Participant's child to college or the desire to purchase a home. An unforeseeable emergency withdrawal under this Section 6.2 shall be limited to the amount necessary to satisfy the emergency need, as determined in the discretion of the Benefits Committee.

      6.3 INVESTMENT INTENT. Except as provided in Section 6.2, a Participant shall, contemporaneously with his receipt of a distribution of Southern Union Stock hereunder, execute and deliver to Southern Union a written statement, in form satisfactory to Southern Union, in which such Participant represents and warrants that such Participant has acquired the shares of Southern Union Stock distributed hereunder for such Participant's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any of such shares of Southern Union Stock shall be made only pursuant to either (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the shares of Southern Union Stock being offered or sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, if so requested by Southern Union, prior to any offer for sale or sale of such shares of Southern Union Stock, obtain a prior favorable written opinion, in form and substance satisfactory to Southern Union, from counsel for or approved by Southern Union, as to the applicability of such exemption thereto. The foregoing restriction on shares of Southern Union Stock distributed hereunder shall not apply to (i) issuances by Southern Union so long as the shares of Southern Union Stock being issued are registered under the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of shares of Southern Union Stock by affiliates of Southern Union as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the shares of Southern Union Stock being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

      6.4 ISSUANCE OF CERTIFICATES; LEGENDS. Southern Union may endorse such legend or legends upon the certificates for shares of Southern Union Stock distributed hereunder and may issue such "stop transfer" instructions to its transfer agent in respect of such shares of Southern Union Stock as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, or (ii) implement the provisions of the Plan and any agreement between Southern Union and the holder of such shares of Southern Union Stock.



                                   ARTICLE 7

                          RESTRICTIONS APPLICABLE TO
                          SECTION 16(B) PARTICIPANTS

      7.1 SHAREHOLDER APPROVAL. Approval of the Plan by the shareholders of Southern Union shall be required only if Southern Union's securities counsel determines prior to the 1994 Shareholders' Meeting that shareholder approval of the Plan is required by Section 16(b) of the 1934 Act. Any other provision of the Plan notwithstanding, in the event that Southern Union's Securities counsel determines prior to the 1994 Shareholders' Meeting that shareholder approval of the Plan is required by

Section 16(b) of the 1934 Act and the shareholders of Southern Union do not approve the Plan at the 1994 Shareholders' Meeting, (a) each Section 16(b) Participant (or the Section 16(b) Participant's Beneficiary if the Section 16(b) Participant is not living) shall forfeit all rights to his Non-Salary Deferral Amount, (b) each Section 16(b) Participant (or the Section 16(b) Participant's Beneficiary if the Section 16(b) Participant is not living) shall receive a distribution of his Employee Salary Deferral Amount not later than the later of 30 days after the date of the 1994 Shareholders' Meeting or July 1, 1994, and
(c) there shall be no further Employee Salary Deferral Contributions, Employer Matching Contributions or Employer Discretionary Contributions with respect to any Section 16(b) Participant.

      7.2 EMPLOYEE SALARY DEFERRAL CONTRIBUTIONS. Except in the case of an earlier distribution required by Section 7.1, upon the occurrence of a Distribution Event with respect to a Section 16(b) Participant, the Section 16(b) Participant (or the Section 16(b) Participant's Beneficiary if the
Section 16(b) Participant is not living) shall be entitled to receive from his Employee Salary Deferral Amount such part or all of such Employee Salary Deferral Amount as such Section 16(b) Participant would have been entitled to receive (on account of such Distribution Event) if such Section 16(b) Participant had been an Other Participant and at the same time at which any Other Participant would be entitled to receive a distribution upon the occurrence of such Distribution Event and under the same circumstances pursuant to which any Other Participant would be entitled to receive a distribution upon the occurrence of such Distribution Event. In addition, special rules relating to Section 16(b) Participants' elections to make Employee Salary Deferral Contributions to the Plan are set forth in Section 3.1.

      7.3 OTHER CONTRIBUTIONS. If, upon the occurrence of a Distribution Event with respect to a Section 16(b) Participant, Southern Union's securities counsel has determined that approval of the Plan by the shareholders of Southern Union is not required by Section 16(b) of the 1934 Act, the Section 16(b) Participant (or the Section 16(b) Participant's Beneficiary if the
Section 16(b) Participant is not living) shall be entitled to receive from his Non-Salary Deferral Amount such part or all of such vested Non-Salary Deferral Amount (as determined under Section 5.1) as such Section 16(b) Participant would have been entitled to receive (on account of such Distribution Event) if such Section 16(b) Participant had been an Other Participant and at the same time at which any Other Participant would be entitled to receive a distribution upon the occurrence of such Distribution Event and under the same circumstances pursuant to which any Other Participant would be entitled to receive a distribution upon the occurrence of such Distribution Event. Any other provision of the Plan notwithstanding and unless a forfeiture occurs under the provisions of Section 7.1, if, upon the occurrence of a Distribution Event with respect to a Section 16(b) Participant, Southern Union's securities counsel has determined that approval of the Plan by the shareholders of Southern Union is required by
Section 16(b) of the 1934 Act or has not made a determination as to whether such shareholder approval of the Plan is required, (a) the Section 16(b) Participant (or the Section 16(b) Participant's Beneficiary if the Section 16(b) Participant is not living) shall be entitled to receive the Section 16(b) Participant's Non-Salary Deferral Amount not later than the latest of (i) 30 days after the date of the 1994 Shareholders' Meeting, (ii) 30 days after termination of the
Section 16(b) Participant's employment with Southern Union, or (iii) July 1, 1994 in the case of a Distribution Event constituting a termination of employment with Southern Union under Section 6.1, (b) the Section 16(b) Participant's Non-Salary Deferral Amount shall not be subject to withdrawal under the provisions of Section 6.2 until after the 1994 Shareholders' Meeting in the case of a Distribution Event constituting a determination by the Benefits Committee that the Participant has experienced an unforeseeable emergency under
Section 6.2, and (c) the Section 16(b) Participant (or the Section 16(b) Participant's Beneficiary if the Section 16(b) Participant is not living) shall be entitled to receive his Non-Salary Deferral Amount not later than 30 days after the later of the 1994 Shareholders' Meeting and the termination of the Plan in the case of a Distribution Event constituting Southern Union's termination of the Plan under Section 12.2.

      7.4 VESTING. If a Section 16(b) Participant dies after Southern Union's securities counsel has determined that approval of the Plan by the shareholders of Southern Union is not required by Section 16(b) of the 1934 Act, the Section 16(b) Participant shall become 100 percent vested in his Non-Salary Deferral Amount upon his death. Any other provision of the Plan notwithstanding and unless a forfeiture occurs under the provisions of Section 7.1, if a Section 16(b) Participant dies after Southern Union's securities counsel has determined that approval of the Plan by the shareholders of Southern Union is required by Section 16(b) of the 1934 Act or at a time when Southern Union's securities counsel has not made a determination as to whether such approval of the Plan is required, the Section 16(b) Participant shall become 100 percent vested in his Non-Salary Deferral Amount immediately following the date of the 1994 Shareholders' Meeting.

                                   ARTICLE 8

                            PARTICIPANTS' RIGHTS

      Nothing contained in this Plan shall be construed as giving any employee of Southern Union or any Participant the right to be retained in Southern Union's service or employ or shall be construed to interfere with the right of Southern Union to discharge any employee of Southern Union or any Participant at any time regardless of the effect that such discharge would have upon him as a Participant in the Plan. Nothing contained herein shall be construed to interfere with Southern Union's right to discharge any employee at will for any reason or for no reason at all. Nothing contained in this Plan shall be construed as giving any employee of Southern Union or any Participant the right to receive any benefit not specifically provided by the Plan. Any other provision of the Plan notwithstanding, a Participant shall not have any interest in the amounts credited to his Account until such Account is distributed in accordance with the provisions of Article 6, Article 7 or
Section 12.2.  All Employee Salary Deferral Contributions, all Employer
Matching Contributions, all Employer Discretionary Contributions and all earnings, gains and losses with respect to such Employee Salary Deferral Contributions, Employer Matching Contributions and Employer Discretionary Contributions shall remain subject to the claims of Southern Union's general creditors in accordance with the provisions of the Plan and, if the Trust is established, in accordance with the terms of the Trust. With respect to amounts credited to a Participant's Account, the rights of the Participant, the Beneficiary of the Participant or any other person claiming through the Participant under this Plan shall be solely those of unsecured general creditors of Southern Union; and the obligations of Southern Union hereunder shall be purely contractual. To the extent that benefits under the Plan are not paid from the Trust, if it is established, such benefits shall be paid from the general assets of Southern Union. As contemplated by Revenue Procedure 92-65, Participants shall have the status of general unsecured creditors of Southern Union and the Plan shall constitute a mere promise of Southern Union to make benefit payments in the future.


                                   ARTICLE 9

                                 ANTIALIENATION

      The rights of a Participant to the payment of deferred compensation as provided in this Plan and the rights of a Participant with respect to amounts credited to his Account shall not be assigned, transferred, pledged or encumbered or be subject in any manner to alienation or anticipation. No Participant may borrow against his Account. No Account shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, whether voluntary or involuntary, including but not limited to any liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of a Participant. Neither a Participant's Account hereunder nor a Participant's rights to benefits hereunder may be assigned to any other party by means of a judgment, decree or order (including approval of a property settlement agreement) relating to the provision of child support, alimony payments, or marital property rights of a spouse, former spouse, child or other dependent of the Participant. As contemplated by Revenue Procedure 92-65, a Participant's rights to benefit payments under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or the Participant's Beneficiary.


                                  ARTICLE 10

                               UNFUNDED STATUS

      Any and all payments made to a Participant pursuant to the Plan shall be made from the assets of the Trust, if the Trust is established. If the Trust is not established, or to the extent that the assets of the Trust are insufficient to make such payments, such payments shall be made from the general assets of Southern Union. Any payments made in good faith under the terms of the Plan to a Participant, his Beneficiary or to any other party under the provisions of Section 14.3 shall fully discharge the Plan, the Trust and the Trustee of the Trust (if the Trust is established), Southern Union and the Benefits Committee from all further obligations with respect to such payments. Southern Union intends that the Plan and the Trust (if it is established) shall be considered unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974.


                                  ARTICLE 11

                             PLAN ADMINISTRATION

      11.1 POWERS AND DUTIES. The Benefits Committee shall administer the Plan and shall keep records of individual Accounts. It shall have the authority to interpret, construe and implement the Plan, to adopt and review rules and regulations relating to the

Plan and to make all other determinations relating to the administration of the Plan. Any decision or interpretation of any provision of the Plan adopted by the Benefits Committee shall be final and conclusive. A Participant who is also a member of the Benefits Committee shall not participate in any decision involving any requests made by him or relating in any way solely to his rights, duties and obligations as a Participant under the Plan.

      11.2 CONSULTANTS. The Benefits Committee may employ such counsel, accountants, actuaries and other agents as it shall deem advisable. Southern Union shall pay the compensation of such counsel, accountants, actuaries and other agents and any other expenses incurred by the Benefits Committee in the administration of the Plan to the extent that such compensation and expenses are not paid from forfeitures under the provisions of Section 5.2.


                                  ARTICLE 12

                          AMENDMENT AND TERMINATION

      12.1 AMENDMENT. Southern Union reserves the right to amend or to modify the Plan at any time by formal action of its Board of Directors, including the right to amend or to modify the Plan retroactively, as long as the amendment or modification does not adversely affect a Participant's rights with respect to vested amounts then credited to his Account, which rights are subject to the provisions of the Plan, including the provisions of Article 6,
Article 7, Article 8 and Section 12.2.

      12.2 TERMINATION. Southern Union reserves the right to terminate the Plan at any time by formal action of its Board of Directors. Subject to the limitations set forth in Article 7 with respect to Section 16(b) Participants, notwithstanding Article 5 of the Plan, upon termination of the Plan, each Participant shall become 100 percent vested in his Account and distributions of the Participants' Accounts shall be made not later than 30 days after the termination of the Plan.


                                  ARTICLE 13

                              CLAIMS PROCEDURE

      13.1 CLAIMS. A Participant or any designated Beneficiary of a deceased Participant may make a claim for benefits by filing a written claim for such benefits with the Benefits Committee, in a form that may be prescribed by the Benefits Committee, which shall set forth: (a) the name, address and Social Security number of the

Participant, (b) the period of time the Participant was employed with Southern Union, and (c) such other information as the Benefits Committee may require.

      13.2 NOTICE OF DECISION. If a claim is wholly or partially denied, notice of the decision, in accordance with Section 13.3, shall be furnished to the claimant within a reasonable period of time, not to exceed 90 days after the Benefits Committee's receipt of the claim, unless special circumstances require an extension of time for processing the claim. If such an extension of time is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. In no event shall such extension exceed a period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date on which the Benefits Committee expects to render a decision. If neither notice of denial of claim nor notice of extension of time is furnished, then such claim shall be deemed denied and the claimant may proceed with the review procedure specified in Sections 13.4 and 13.5.

      13.3 CONTENT OF NOTICE. The Benefits Committee shall provide every claimant who is denied a claim for benefits written notice setting forth, in a manner calculated to be understood by the claimant, the following: (a) the specific reason or reasons for the denial; (b) specific reference to pertinent Plan provisions upon which the denial is based; (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and
(d) an explanation of the Plan's claims review procedure, as set forth in Sections 13.4 and 13.5 below.

      13.4 APPEAL PROCEDURE. The purpose of the review procedure set forth in this Section 13.4 and in Section 13.5 is to provide a procedure by which a claimant, under the Plan, may have a reasonable opportunity to appeal denial of a claim to the Appeals Committee for a full and fair review. To accomplish that purpose, the claimant (or his duly authorized representative) may: (a) request review upon written application to the Appeals Committee; (b) review pertinent Plan documents; and (c) submit issues and comments in writing. A claimant (or his duly authorized representative) shall request a review by filing a written application for review with the Appeals Committee within 60 days after the claimant receives written notice of the denial of his claim.

      13.5 REVIEW PROCEDURE. Decision on review of a denied claim shall be made in the following manner: (a) the decision on review shall be made by the Appeals Committee, which may, in its discretion, hold a hearing on the denied claim; (b) the Appeals Committee shall make its decision promptly, and not later than 60 days after the Appeals Committee receives the request for review, unless special circumstances require extension of time, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review; (c) if such an extension of time for review is required, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension; (d) the decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provisions on which the decision is based; and (e) the decision shall be furnished to the claimant within the period set forth in Section 13.5(b), but if the decision is not furnished within the period set forth in Section 13.5(b), the claim shall be deemed denied on review.

      13.6 DISPUTES. If a dispute arises with respect to any matter under this Plan, the Benefits Committee may refrain from taking any other or further action in connection with the matter involved in the controversy until the dispute has been resolved.

      13.7   APPEALS COMMITTEE.  For purposes of this Article 13, the
Appeals Committee shall consist of a committee of at least three but not more than five individuals appointed by the Board of Directors of Southern Union.


                                  ARTICLE 14

                             GENERAL PROVISIONS

      14.1 GOVERNING LAW. Except to the extent superseded by federal law, the laws of the State of Texas shall be controlling in all matters relating to the Plan, including the construction and performance hereof, notwithstanding principles of conflicts of laws.

      14.2 CAPTIONS. The captions of Articles and Sections of this Plan are for convenience of reference only and shall not control or affect the meaning or construction of any of its provisions.

      14.3 FACILITY OF PAYMENT. Any amounts payable hereunder to any person who is under legal disability or who, in the judgment of the Benefits Committee, is unable to manage his financial affairs properly may be paid to the legal representative of such person or may be applied for the benefit of such person in any manner that the Benefits Committee may select, and any such payment shall be deemed to be payment for such person's account.

      14.4 WITHHOLDING. To the extent required by the laws in effect at the time compensation or deferred compensation payments are made hereunder, Southern Union shall withhold from such compensation, or from such deferred compensation payments, any taxes required to be withheld for federal, state or local government purposes.

      14.5 ADMINISTRATIVE EXPENSES. Except as provided in the Trust, if the Trust is established, all expenses relating to the Plan and its administration shall, at the discretion of Southern Union, be paid from forfeitures under the provisions of Section 5.2 or shall be borne by Southern Union.

      14.6 SEVERABILITY. Any provision of this Plan prohibited by the law of any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof.

      14.7 LIABILITY. Except as otherwise expressly provided herein, no member of the Board of Directors of Southern Union, no member of the Benefits Committee, and no officer, employee or agent of Southern Union or the Benefits Committee (specifically including but not limited to an employee of Southern Union acting at the direction of the Benefits Committee) shall have any liability to any person, firm or corporation based on or arising out of the Plan except in the case of gross negligence or fraud. Southern Union agrees to indemnify each member of its Board of Directors and each member of its Benefits Committee against all liabilities arising out of the performance of his duties hereunder, excluding liabilities resulting from the member's gross negligence or fraud.

      14.8 BINDING EFFECT. This Plan shall be binding upon and shall inure to the benefit of Southern Union, its successors and assigns and each Participant and his heirs, executors, administrators and legal representatives.

      14.9 CONSTRUCTION. Any words herein used in the masculine shall be read and construed in the feminine where they would so apply. Words in the singular shall be read and construed as though used in the plural in all cases where they would so apply.

      EXECUTED this _____ day of _______________, 1993.

                                    SOUTHERN UNION COMPANY



                                    By:________________________________
                                    Title:_____________________________

                                    EXHIBIT A
      (ELECTION FORM TO BE USED IN THE CASE OF PARTICIPANTS DESIGNATED BY
       SOUTHERN UNION COMPANY TO BE OFFICERS SUBJECT TO THE PROVISIONS OF
       SECTION 16(b) OF THE SECURITIES EXCHANGE ACT OF 1934 IF STOCKHOLDER
        APPROVAL IS REQUIRED BY SECTION 7.1 OF THE SOUTHERN UNION COMPANY
                    SUPPLEMENTAL DEFERRED COMPENSATION PLAN)

                                  ELECTION FORM

         SOUTHERN UNION COMPANY SUPPLEMENTAL DEFERRED COMPENSATION PLAN
                       (the "Deferred Compensation Plan")

( ) I irrevocably elect to defer under the Deferred Compensation Plan ______ percent (not to exceed five percent) of the "gross compensation" (including bonuses, but excluding severance payments) that I may be entitled to receive from Southern Union Company ("Southern Union") in connection with each of my 199__ payroll checks, beginning with my January ___, 199__ payroll check. I understand that my gross compensation, for purposes of determining the amount to be deferred under the Deferred Compensation Plan pursuant to this election, will be determined before any deductions for any salary deferral elections that I may have made (or may make) under the Southern Union Savings Plan and/or the Southern Union Company Employee Flexible Benefit Plan.

( ) I do not elect to defer compensation under the Deferred Compensation Plan in 199__.

Subject to the provisions of the second paragraph following this paragraph, I understand that Southern Union will match 50 percent of the first two percent of each of my payroll checks that I elect to defer under the above salary deferral election and that, in general, Southern Union's matching contributions will not vest until the Deferred Compensation Plan is approved by the stockholders of Southern Union and until I have completed six years of service with Southern Union.

Subject to the provisions of the following paragraph, I understand that the value of my account under the Deferred Compensation Plan, which will reflect contributions under the above salary deferral election as well as matching contributions, will increase if the assets set aside to distribute benefits under the Deferred Compensation Plan when they become due appreciate in value and earn income and will decrease if such assets depreciate in value and experience losses.

I understand that the funds set aside under the Deferred Compensation Plan will be subject to the claims of Southern Union's general creditors and that I will be considered an unsecured creditor with respect to my benefits under the Deferred Compensation Plan.

I also understand that the Deferred Compensation Plan does not provide for loans and that, unless the Deferred Compensation Plan is terminated, generally, I will not have access to the salary deferrals that I elect to make under the Deferred Compensation Plan until the later of July 1, 1994 or 30 days following the date on which my employment with Southern Union terminates and that, unless the Deferred Compensation Plan is terminated, generally, I will have access to Southern Union's vested matching contributions that are set aside for me under the Deferred Compensation Plan at the same time that I have access to my deferrals under the Deferred Compensation Plan, except that matching contributions will not be available until the stockholders of Southern Union approve the Deferred Compensation Plan (if such approval is required by Section
7.1 of the Deferred Compensation Plan).

Further, I understand that until the Deferred Compensation Plan is approved by the stockholders of Southern Union (if such approval is required by Section 7.1 of the Deferred Compensation Plan), all purchases of Southern Union common stock that are credited to my participant account under the terms of the Deferred Compensation Plan will be subject to the short-swing profit provisions of
Section 16(b) of the Securities Exchange Act of 1934, as amended, and that if stockholder approval is required by Section 7.1 of the Deferred Compensation Plan, I may not directly or indirectly sell or dispose of ANY shares of Southern Union common stock which I may be considered to beneficially own for securities law purposes, however acquired, until at least six months after the earlier of
(i) the date that the Deferred Compensation Plan is approved by Southern Union's stockholders or (ii) the date that I am no longer deferring compensation under the Deferred Compensation Plan.

Finally, I understand that my rights to benefits under the Deferred Compensation Plan will be subject to the terms of the Deferred Compensation Plan.

EXECUTED this ____ day of ___________________, 199__.



                              __________________________________________
                              Participant
                              Print Name:______________________________

                                    EXHIBIT B
    (ELECTION FORM TO BE USED IN THE CASE OF PARTICIPANTS NOT DESIGNATED BY
       SOUTHERN UNION COMPANY TO BE OFFICERS SUBJECT TO THE PROVISIONS OF
              SECTION 16(b) OF THE SECURITIES EXCHANGE ACT OF 1934)

                                  ELECTION FORM

         SOUTHERN UNION COMPANY SUPPLEMENTAL DEFERRED COMPENSATION PLAN
                       (the "Deferred Compensation Plan")

( ) I irrevocably elect to defer under the Deferred Compensation Plan ______ percent (not to exceed five percent) of the "gross compensation" (including bonuses, but excluding severance payments) that I may be entitled to receive from Southern Union Company ("Southern Union") in connection with each of my 199__ payroll checks, beginning with my January ___, 199__ payroll check. I understand that my gross compensation, for purposes of determining the amount to be deferred under the Deferred Compensation Plan pursuant to this election, will be determined before any deductions for any salary deferral elections that I may have made (or may make) under the Southern Union Savings Plan and/or the Southern Union Company Employee Flexible Benefit Plan.

( ) I do not elect to defer compensation under the Deferred Compensation Plan in 199__.

Subject to the provisions of the second paragraph following this paragraph, I understand that Southern Union will match 50 percent of the first two percent of each of my payroll checks that I elect to defer under the above salary deferral election and that, in general, Southern Union's matching contributions will vest over a period of six years.

Subject to the provisions of the following paragraph, I understand that the value of my account under the Deferred Compensation Plan, which will reflect contributions under the above salary deferral election as well as matching contributions, will increase if the assets set aside to distribute benefits under the Deferred Compensation Plan when they become due appreciate in value and earn income and will decrease if such assets depreciate in value and experience losses.

I understand that the funds set aside under the Deferred Compensation Plan will be subject to the claims of Southern Union's general creditors and that I will be considered an unsecured creditor with respect to my benefits under the Deferred Compensation Plan.

I also understand that the Deferred Compensation Plan does not provide for loans and that, unless the Deferred Compensation Plan is terminated, generally, I will not have access to the funds set aside under the Deferred Compensation Plan until the later of July 1, 1994 or 30 days following the date on which my employment with Southern Union terminates.

Finally, I understand that my rights to benefits under the Deferred Compensation Plan will be subject to the terms of the Deferred Compensation Plan.

EXECUTED this ____ day of ___________________, 199__.


                         __________________________________________
                         Participant
                         Print Name:_______________________________

PROXY                        SOUTHERN UNION COMPANY                        PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OR SOUTHERN UNION COMPANY FOR THE MAY __, 1994 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints, GEORGE L. LINDEMANN, JOHN E. BRENNAN and PETER H. KELLEY, or any one, two or all three of them, with power of substitution in each, proxies for the undersigned, to represent the undersigned and to vote all the Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders to be held on May __, 1994 at __pm Central Daylight Savings Time, in the Auditorium on the 3rd Floor Board Room of the Texas Commerce Bank Building, 700 Lavaca Street, Austin, Texas or at any adjournment thereof.

     The Proxies are authorized to vote in their discretion upon all matters properly brought before the meeting, including any matter of which Management was not aware a reasonable time before the solicitation of this proxy.

     1.   Election of the following nominees as Class I Directors:
          JOHN E. BRENNAN, FRANK W. DENIUS and ROGER J. PEARSON

               For All Nominees         Withheld for All Nominees
                    / /                           / /

          WITHHELD FOR THE FOLLOWING ONLY (WRITE THE NAME OF THE NOMINEE(S) ON THE SPACE BELOW)


          -----------------------------------------------------------------

     2. Proposal to increase the maximum size of the Board of Directors to thirteen Directors.

               For                 Against             Abstain

               / /                   / /                 / /


     3. Proposal to amend the Restated Certificate of Incorporation and Bylaws of the Company to eliminate Article Twelfth and other 80% supermajority voting provisions contained therein.

               For                 Against             Abstain

               / /                   / /                 / /


     4. Proposal to adopt the Southern Union Supplemental Deferred Compensation Plan.

               For                 Against             Abstain

               / /                   / /                 / /

     5. Proposal to adopt the Southern Union Directors' Deferred Compensation Plan.

               For                 Against             Abstain

               / /                   / /                 / /


     The shares represented by this proxy will be voted as directed by the stockholder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR" all Nominees and FOR proposals 2, 3, 4 and 5.


                                                Date:                , 1994
                                                      ---------------



                                                ---------------------------
                                                         Signature



                                                ---------------------------
                                                         Signature


                                             Please mark, date and sign as your
                                             name(s) appear(s) to the left and
                                             return in the enclosed envelope. If
                                             acting as an executor,
                                             administrator, trustee, guardian,
                                             etc., you should so indicate when
                                             signing. If the signer is a
                                             corporation, please sign the full
                                             corporate name, by duly authorized
                                             officer. If shares are held
                                             jointly, each shareholder named
                                             should sign.

13746.1